AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2006

File Nos. 33-05819

811-05034

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 40

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 41

SALOMON FUNDS TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 Broad Street, New York,

New York 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 451-2010

Robert I. Frenkel

300 First Stamford Place 4th Floor

Stamford, Connecticut 06902

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

Roger P. Joseph

Bingham McCutchen LLP, 150 Federal Street

Boston, Massachusetts 02110

It is proposed that this filing will become effective on April 30, 2006 pursuant to paragraph (b) of Rule 485.

PROSPECTUS AND APPLICATION

May 1, 2006

The Securities and Exchange Commission has not approved the funds’ shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Salomon Brothers Asset Management

Balanced Fund

California Tax Free Bond Fund

Capital Fund

Cash Management Fund

High Yield Bond Fund

Investors Value Fund

Mid Cap Fund

National Tax Free Bond Fund

New York Municipal Money Market Fund

New York Tax Free Bond Fund

Short/Intermediate U.S. Government Fund

Small Cap Growth Fund

Strategic Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Salomon Brothers Investment Series

Contents

Things you should know about mutual fund risks before investing:

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

About the funds

Equity/Blend Funds	Fixed Income Funds	Money Market Funds
Balanced Fund	California Tax Free Bond Fund	Cash Management Fund
Capital Fund Investors Value Fund	High Yield Bond Fund National Tax Free Bond Fund	New York Municipal Money Market Fund
Mid Cap Fund	New York Tax Free Bond Fund
Small Cap Growth Fund	Short/Intermediate U.S. Government Fund Strategic Bond Fund

Balanced Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

As its primary investment objective, the fund seeks to obtain above average income (compared to a portfolio invested in equity securities). The fund’s secondary objective is to take advantage of opportunities for growth of capital and income. These objectives may be changed without shareholder approval.

Principal investment strategy

The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The fund varies its allocations between equity and fixed income securities depending on the manager’s view of economic and market conditions, fiscal and monetary policy and security values. However, under normal market conditions at least 40% of the fund’s assets are allocated to equity securities.

Credit quality: The fund’s investments in non-convertible fixed income securities are primarily investment grade, but the fund may invest up to 20% of its assets in non-convertible fixed income securities rated below investment grade by a recognized rating agency or in unrated securities of equivalent quality as determined by the manager. Securities rated below investment grade are commonly referred to as “junk bonds.” The fund may invest in convertible securities without limit as to credit quality and amount.

Maturity: The fund’s investments in fixed income securities may be of any maturity.

How the manager selects the fund’s investments

In selecting stocks for investment, the manager applies a bottom-up analysis, focusing on companies with:

■	Large market capitalizations;
■	Favorable dividend yields and price-to-earnings ratios;
■	Stocks that historically have been less volatile than the market as a whole;
■	Strong balance sheets; and
■	A catalyst for appreciation and restructuring potential, product innovation or new development.

The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector weighting of the fund’s portfolio, the manager considers a variety of macroeconomic factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the manager determines the preferable portfolio characteristic, the manager selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an issuer’s:

■	Credit quality taking into account financial condition and profitability;
■	Future capital needs;
■	Potential for change in rating and industry outlook; and
■	Management’s ability to be competitive in its particular industry.

Principal risks of investing in the fund

While investing in a mix of equity and debt securities can bring added benefits, it may also involve additional risks. You should note that the fund’s manager determines the allocation of the fund’s assets, and the fund’s performance could be adversely affected if the manager’s judgment about the relative attractiveness of stocks and bonds proves incorrect. Investors could also lose money in the fund or the fund may not perform as well as other investments if any of the following occurs:

■	U.S. stock markets decline;
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests;
■	Large capitalization stocks fall out of favor with investors; or
■	The manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.

The fund also has risks associated with investing in bonds. The fund could also lose money or underperform other investments if:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security exercises its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk; or
■	The fund’s income could be reduced if interest rates or dividend yields decline.

2         Salomon Brothers Funds

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 10.03% in 2nd quarter 2003; Lowest: (7.72)% in 3rd quarter 2002.

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of one or more broad based securities market indexes. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	10 years
Class A

Return Before Taxes	(3.17)%	3.40%	7.03%

Return After Taxes on Distributions	(4.28)%	1.94%	5.05%

Return After Taxes on Distributions and Sale of Fund Shares	(1.84)%	2.06%	4.88%

Other Classes

Class B	(3.07)%	3.50%	6.84%

Class C *	1.03%	3.87%	6.86%

Class O	2.88%	4.93%	7.97%

S&P 500 Stock Index (Reflects no deduction for fees, expenses or taxes)†	4.91%	0.54%	9.07%

Citigroup Broad Investment Grade Bond Index (Reflects no deduction for fees, expenses or taxes)††	2.57%	5.93%	6.19%

*	Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
†	A broad based unmanaged index of widely held common stocks.
††	A broad based unmanaged index of corporate bonds.

Investment Series         3

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O
Maximum sales charge on purchases (as a % of offering price)	5.75%	*	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		5.00%	1.00%	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees**	0.60%	0.60%	0.60%	0.60%

Distribution and service (12b-1) fee	0.25%	1.00%	1.00%	Not applicable

Other expenses**†	0.32%	0.40%	0.32%	0.32%

Total annual fund operating expenses	1.17%	2.00%	1.92%	0.92%

*	If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	Effective December 1, 2005, the management fee was increased from 0.55% of net assets to 0.60% of net assets when services previously provided under the Fund’s administrative agreement were incorporated into the Fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.
†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$687	$925	$1,182	$1,914

Class B (redemption at end of period)	$703	$927	$1,178	$2,012	*

Class B (no redemption)	$203	$627	$1,078	$2,012	*

Class C (redemption at end of period)	$295	$603	$1,037	$2,243

Class C (no redemption)	$195	$603	$1,037	$2,243

Class O	$94	$293	$509	$1,131

*Assumes	conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

4         Salomon Brothers Funds

California Tax Free Bond Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in investment grade municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and from California personal income taxes. Under normal market conditions, the fund invests at least 80% of its assets in these municipal obligations. Issuers of these obligations are usually located in California, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Subject to this 80% policy, the fund may purchase other municipal obligations whose interest may be subject to California personal income taxes or federal alternative minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to both federal and California personal income taxes.

The fund may use futures contracts, a common form of derivative, in order to protect (or “hedge”) against changes in interest rates or to manage the maturity or duration of fixed income securities.

Maturity: The fund may invest in bonds with any maturity. However, the fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.

How the manager selects the fund’s investments

When selecting securities for the fund and managing the portfolio, the manager looks for both income and potential for gain.

The fund is managed by employing a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on California. Then the manager compares specific sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the fund’s investment objective.

Principal risks of investing in the fund

The fund invests a high percentage of its assets in municipal obligations of issuers located in California. In addition, the fund is not diversified, which means that it can invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the fund may be adversely affected by a particular single economic, business, regulatory or political event and in particular, events that adversely affect issuers in California. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

Investors could lose money on their investment in the fund, the fund’s income may go down, or the fund may not perform as well as other investments if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of fewer than expected principal pre- payments. This may lock in a below market interest rate, increase the securities’ duration and reduce the value of the security. This is known as extension risk;
■	The fund invests new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate; or
■	The manager’s judgment about the attractiveness, value or credit quality of a particular security or sector or interest rate trends proves to be incorrect.

Although California had been experiencing economic difficulties during 2000-2003, during the past two years California has experienced employment gains and an improving economy. A ballot initiative sponsored by Governor Schwarzenegger, which passed overwhelmingly in 2004, requires a balanced budget. A downturn in the California economy and many other factors, such as unfunded retirement liabilities of municipal issuers, may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. Only a more detailed examination of the finances of each issuer can determine the quality of its obligations held by the fund. If the fund has difficulty finding investment grade

Investment Series         5

California municipal obligations to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income may be subject to California state and local taxation and federal income or alternative minimum taxation. The fund’s capital gains distributions, if any, will also be subject to taxation.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 5.56% in 3rd quarter of 2002; Lowest: (2.97)% in 2nd quarter of 1999.

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of one or more broad based securities market indexes. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	Since Inception*
Class A

Return Before Taxes	(2.73)%	3.16%	3.92%

Return After Taxes on Distributions	(2.73)%	3.16%	3.92%

Return After Taxes on Distributions and Sale of Fund Shares	(0.47)%	3.26%	3.93%

Other Classes

Class B	(3.36)%	N/A	2.52%

Class C **	(0.19)%	N/A	2.12%

Class O	1.57%	N/A	2.73%

Lehman Brothers California 4 Years Plus Index (Reflects no deduction for fees, expenses or taxes)†	4.64%	5.97%	*	**

Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)††	3.51%	5.59%	*	**

*	The inception date for Class A shares is November 2, 1998; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 5, 2001, for Class C shares is September 9, 2002 and for Class O shares is October 8, 2002.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
***	Information for this period is not available.
†	A broad based unmanaged index of California municipal bonds with a maturity of greater than four years.
††	A broad based unmanaged index of municipal bonds.

6         Salomon Brothers Funds

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O
Maximum sales charge on purchases (as a % of offering price)	4.00%	*	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		4.00%	1.00%	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fee	0.25%	1.00%	0.75%	Not applicable

Other expenses‡	1.26%	1.47%	1.63%	4.49%

Total annual fund operating expenses†	2.01%	2.97%	2.88%	4.99%

† Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are expected to be:	0.80%	1.55%	1.30%	0.55%
These waivers and/or reimbursements may be reduced or terminated at any time.
*	If you buy Class A shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but, if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$596	$1,005	$1,440	$2,644

Class B (redemption at end of period)	$700	$1,118	$1,662	$2,958	*

Class B (no redemption)	$300	$918	$1,562	$2,958	*

Class C (redemption at end of period)	$391	$892	$1,518	$3,204

Class C (no redemption)	$291	$892	$1,518	$3,204

Class O	$499	$1,497	$2,496	$4,992

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

Investment Series         7

Capital Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks capital appreciation through investment in securities which the manager believes have above-average capital appreciation potential.

Principal investment strategy

The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles.

How the manager selects the fund’s investments

The manager emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The manager seeks to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The manager evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion. In selecting individual companies for investment, the manager looks for the following:

■	Security prices which appear to undervalue the company’s assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines;
■	Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company’s securities; and
■	Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	U.S. stock markets decline or stocks perform poorly relative to other types of investments;
■	An adverse event, such as negative press reports about a company in the fund’s portfolio, depresses the value of the company’s securities;
■	The manager’s judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect; or
■	There is greater volatility of share price because of the fund’s ability to invest in small and medium capitalization companies. Investing in small and medium capitalization companies involves a substantial risk of loss.

Compared to large capitalization companies, small and medium capitalization companies and the market for their securities are more likely to:

■	Be more sensitive to changes in earnings results and investor expectations;
■	Have more limited product lines, capital resources and management depth;
■	Experience sharper swings in market values;
■	Be harder to sell at the times and prices the manager believes appropriate; and
■	Offer greater potential for gain and loss.

The fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund’s losses from events affecting a particular issuer. However, the manager seeks to diversify the fund’s investments across industries, which may help reduce this risk.

8         Salomon Brothers Funds

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class O shares. Class A, B, C and Y shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class O Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 22.50% in 4th quarter of 1998; Lowest: (23.75)% in 3rd quarter of 2002.

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class O shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	10 years	Since Inception*
Class O

Return Before Taxes	8.01%	6.67%	15.58%	N/A

Return After Taxes on Distributions	5.93%	5.92%	12.29%	N/A

Return After Taxes on Distributions and Sale of Fund Shares	6.81%	5.47%	11.79%	N/A

Other Classes

Class A	1.32%	4.97%	N/A	13.31%

Class B	1.82%	5.01%	N/A	13.15%

Class C **	5.70%	5.35%	N/A	13.15%

Class Y	7.47%	N/A	N/A	6.51%

Russell 3000 Index (Reflects no deduction for fees, expenses or taxes)†	6.12%	1.58%	9.20%	N/A

*	The inception date for Class O shares is December 17, 1976. The inception date for Class A, B and C shares is November 1, 1996. The inception date for Class Y shares is January 31, 2001. Information is provided only for classes with less than 10 years of performance history.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
†	A broad based unmanaged capitalization-weighted index of large capitalization companies.

Investment Series         9

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O	Class Y
Maximum sales charge on purchases (as a % of offering price)	5.75%	*	Not applicable	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		5.00%	1.00%	Not applicable	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O	Class Y
Management fees**	0.56%	0.56%	0.56%	0.56%	0.56%

Distribution and service (12b-1) fee	0.25%	1.00%	1.00%	Not applicable	Not applicable

Other expenses†	0.25%	0.34%	0.33%	0.10%	0.42%

Total annual fund operating expenses	1.06%	1.90%	1.89%	0.66%	0.98%

*	If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The fund has a management fee schedule that reduces the management fee rate as fund assets increase as follows: 1.00% on average daily net assets up to $100 million, 0.75% on average daily net assets between $100 million and $200 million, 0.625% on average daily net assets between $200 million and $400 million and 0.50% on average daily net assets over $400 million.
†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$677	$893	$1,126	$1,795

Class B (redemption at end of period)	$693	$897	$1,126	$1,901	*

Class B (no redemption)	$193	$597	$1,026	$1,901	*

Class C (redemption at end of period)	$292	$594	$1,021	$2,212

Class C (no redemption)	$192	$594	$1,021	$2,212

Class O	$67	$210	$367	$822

Class Y	$100	$312	$542	$1,201

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

10         Salomon Brothers Funds

Supplement to Salomon Brothers Mutual Funds Application

(Retail and IRA)

In Addition To Primary Application, All Fields Below Must Be Completed For Each Owner

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:

THE USA PATRIOT ACT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.

1a.) Account Registration

To be used for the following types of accounts:

—Individual/Joint

—Uniform Gifts/Transfers to Minors

—Corporate/Partnerships/Trusts

—Foreign Accounts

(For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)

Owner 1	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied
by a street address)

City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Owner 2	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied
by a street address)

City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Owner 3	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied
by a street address)

City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Corporate Accounts:

A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.

Partnership Accounts:

A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a true and complete copy and is in full force and effect, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.

Trust Accounts:

A certified copy of the trust agreement and/or amendment to the trust agreement naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.

Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. Certification should appear on the document in the following format:

“This document is a true and complete copy of the original and is in full force and effect.”

Name of Bank or Brokerage Firm

By:	Authorized Signature

Date:

Foreign Accounts:

Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

SBPROAPPSUPP 5/06

Salomon Brothers Investment Series

Account Application	Please Note: A separate application must be used to open an IRA account.

➢	1. Type of Account (Please print)	(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

❑ INDIVIDUAL	❑ JOINT	Social Security No. or Taxpayer I.D. No.

Name	I I I I I I I I I I I I I I I I I I I I I I I	I I I I I I I I I I

Joint Registrant (if any)[1,2]		Social Security No. or Taxpayer I.D. No.
Name	I I I I I I I I I I I I I I I I I I I I I I I	I I I I I I I I I I
[1]	Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.
[2]	For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

❑ UNIFORM GIFT TO MINORS OR	❑ UNIFORM TRANSFER TO MINORS (where allowed by law)
Name of Adult Custodian (only one permitted)

Name	I I I I I I I I I I I I I I I I I I I I I I I

Minor’s Date of Birth	I I I I I I I

Name of Minor (only one permitted)		Minor’s Social Security No.

Name	I I I I I I I I I I I I I I I I I I I I I I I	I I I I I I I I I I

under the	I I I I I I I I I I I I I I I I	(Account will not be opened without minor’s Social Security No.) Uniform Gifts/Transfer to Minors Act.
State of Residence of Minor

❑	CORPORATION	❑	PARTNERSHIP	Social Security No. or Taxpayer I.D. No.
❑	TRUST*	❑	OTHER	I I I I I I I I I I
(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other	I I I I I I I I I I I I I I I I I I I I

I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

Name(s) of Trustee(s)	I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

* If a Trust, include date of trust instrument and list trustees ifthey are to be named in the registration.	Date of the Trust Agreement	I I I I I I I

➢	2. Mailing Address

Street or P.O. Box	I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

City	I I I I I I I I I I I I I I I I I I	State	I I I	Zip	I I I I I I

Business Telephone	I I I I I I I I I I I	Home Telephone	I I I I I I I I I I I

➢	3. Investment Information

Method of Investment

❑ I have enclosed a check for the minimum of $250 per Fund ($50 for UGMA accounts).
❑ I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.
❑ I purchased shares of through my broker on / / . Confirm #
Please make my investment in the Funds designated below:

Class A	Class B	Class C	Class Y	Salomon Brothers Investment Series	Investment
				Balanced Fund	$
			N/A	California Tax Free Bond Fund	$
				Capital Fund	$
			N/A	Cash Management Fund	$
				High Yield Bond Fund	$
				Investors Value Fund	$
			N/A	Mid Cap Fund	$
			N/A	National Tax Free Bond Fund	$
			N/A	New York Municipal Money Market Fund	$
			N/A	New York Tax Free Bond Fund	$
			N/A	Short/Intermediate U.S. Government Fund	$
				Small Cap Growth Fund	$
				Strategic Bond Fund	$
				Total Investment Amount	$

➢

4.Reduced Sales Charge (Available for Class A Shares Only)

❑     Right of Accumulation—If you, your spouse or your children under the age of 21 currently own shares of Salomon Brothers funds offered with a sales charge, the current value of those shares may be included in determining whether you are entitled to a breakpoint in the sales charge on your future purchases. Please fill in the information below. (Please check with your Financial Consultant to see what shares and accounts may be included, and what documentation may be required)

	Fund	Account No. or Social Security No.
➢

❑    Letter of Intent—If you wish to enter into a Letter of Intent, which lets you take advantage of breakpoints by purchasing shares over a 13-month period, you must complete the separate Letter of Intent application.

5. Dividend and Capital Gains Distributions

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

	Dividends	Capital Gains
	❑ Iwish to reinvest dividends in the same Fund.	❑ Iwish to reinvest capital gains in the same Fund.
	❑ Iwish to have dividends paid in cash.	❑ Iwish to have capital gains paid in cash.
➢

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

❑  Please reinvest dividends and capital gains from the                                               Fund to the                                                   Fund.

Optional Features

6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $             to be executed on the          day of the month (or the next business day if the selected day falls on a weekend or holiday).

❑ Monthly ❑ Quarterly	❑ Startup Month/Year:

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $25 from each Fund.

Please mail checks to:	Wire transfers to:

❑ Address of Record (named in Section 2)	❑ Bank of Record (named in Section 10)

Name	I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

Address	I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

City	I I I I I I I I I I I I I I I I I I I I I I I I I	State	I I I	Zip	I I I I I I I I I I

➢ ➢

7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

❑  IDO NOT want the Telephone Redemption Privilege.

8. Systematic Exchange Plan

I would like to exchange shares in my                              Fund account, for which no certificates have been issued, to:

$                                  into the                                                                           Fund, Account #

        $25 Minimum

$                                  into the                                                                           Fund, Account #

        $25 Minimum

$                                  into the                                                                           Fund, Account #

        $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of

➢	9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds’ current prospectus.

❑  I DO NOT want the Telephone Exchange Privilege.

➢	10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds’ transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $ from my checking account (named in Section 11) on the day of the month for investment:

❑ Monthly	❑ Every alternate month	❑ Other

❑ Quarterly	❑ Semiannually

No more than one investment will be processed per month.

$ into the Fund

$25 Minimum

$ into the Fund

$25 Minimum

$ into the Fund

$25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

JOHN DOE 123 Main Street Anywhere, USA 12345	000

$

➢	11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name	I I I I I I I I I I I I I I I I I I I I I I I I I I I I

Address	I I I I I I I I I I I I I I I I I I I I I I I I I I I I

City	I I I I I I I I I I I I I I I I	State	I I I	Zip	I I I I I I

Bank ABA No.	I I I I I I I I I I I I I I I I

Bank Account No.	I I I I I I I I I I I I I I I I

Account Name	I I I I I I I I I I I I I I I I I I I I I I I I I I I I

VOID

Signature and Dealer Information

➢	12. Signature and Taxpayer Certification

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund(s) in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under the penalty of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding.

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.

❑ Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

❑ Nonresident alien [form W-8 attached]	Country of Citizenship
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized signature	Title	Date
Authorized signature	Title	Date

➢	13. For Dealer Use Only (Please print)

We hereby authorize Legg Mason Investor Services, LLC to act as our agent in connection with transactions authorized by the Application and agree to notify Legg Mason Investor Services, LLC of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer’s Name	I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

Main Office Address	I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

Dealer Number	I I I I I I I	Branch #	I I I I I I I I	Rep # I I I I I I I

Representative’s Name	I I I I I I I I I I I I I I I I I I I I I I I I I I I I I

Branch Address	I I I I I I I I I	Telephone No.	I I I I I I I I I I I I I I I

Authorized Signature of Dealer	Title	I I I I I I I I I I I I I I I

If desired, I elect to have third party statements sent to the following address:

Customer Service

For customer service, including account information, transfers and Fund prices, you may call
1-800-446-1013
between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

Mailing Instructions

Mail your completed account application and check made payable to Salomon Brothers Funds to:	OR	(for overnight and express mail delivery)
Salomon Brothers Investment Series		Salomon Brothers Investment Series
c/o PFPC Inc.		c/o PFPC Inc.
P.O. Box 9699		101 Sabin Street
Providence, RI 02940–9699		Pawtucket, RI 02860
SBPROAPP 5/06

Checkwriting Privilege
Signature Card
Salomon Brothers
Cash Management Fund
New York Municipal Money Market Fund
PNC Bank

Account Number

Account Name(s) as Registered

Authorized Signature(s) — Individuals must sign as their names appear in account registration

1

2

3

4

❑ Check if all signatures are required

❑ Check if only one signature is required	Date

❑ Check if combination of signatures is required and specify number and/or individual(s)

SUBJECT TO CONDITION ON REVERSE SIDE

The Payment of Funds is Authorized by the Signature(s) Appearing on Reverse Side.

By executing this signature card, I (we) hereby authorize PNC Bank (“Bank”) to honor checks drawn by me (us) on my (our) Account in the Investment Company (“Fund”) indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of “only one signature is required” has been selected.

Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until the check has cleared which may take up to 10 days. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment.

Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund’s current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

Cash Management Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Principal investment strategy

The fund is a money market fund that invests in high quality, U.S. dollar denominated short-term debt securities. The fund may invest in all types of money market instruments including U.S. government securities, short-term debt securities, commercial paper, variable rate demand notes, certificates of deposit, bankers’ acceptances, mortgage-backed and asset-backed securities, repurchase agreements and fixed time deposits. While the fund invests primarily in securities of U.S. issuers, the fund may also invest in U.S. dollar denominated obligations of foreign governmental and corporate issuers. The debt instruments in which the fund invests may have fixed or variable rates of interest. The fund normally maintains at least 25% of its assets in bank obligations.

Minimum credit quality: The fund invests primarily in securities rated in the highest short term rating category, or if unrated, of equivalent quality as determined by the manager.

Maximum maturity: The fund invests in securities having, or that are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

How the manager selects the fund’s investments

In selecting investments for the fund, the manager looks for:

■	Eligible issuers with the most desirable credit quality;
■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality; and
■	Maturities consistent with the manager’s outlook for interest rates.

Principal risks of investing in the fund

There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund, or the fund could underperform other similar money market funds if any of the following occurs:

■	Interest rates rise sharply;
■	An issuer or guarantor of the fund’s securities defaults, or has its credit rating downgraded;
■	The manager’s judgment about the relative value, credit quality or income potential of a particular security or the direction or timing of interest rate changes proves to be incorrect; or
■	The value of the fund’s foreign securities goes down because of unfavorable government actions, economic conditions or political instability.

Investing in high quality, short-term instruments may result in a lower yield than investing in lower quality or longer-term investments. When interest rates are very low, as they have been recently, the fund’s expenses could absorb all or a significant portion of the fund’s income. Over time, a money market fund is likely to underperform other fixed income or equity investment options.

Investment Series         11

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance does not necessarily indicate how the fund will perform in the future.

Total return

The bar chart and quarterly returns show the performance of the fund’s Class O shares for each of the calendar years indicated. Class A, B and C shares may have different performance because of their different expenses.

Class O Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 1.54% in 3rd quarter 2000; Lowest: 0.14% in 2nd quarter 2004.

Comparative performance

The table indicates the average annual total returns of each class for the periods shown.

Average Annual Total Returns (calendar year ended December 31, 2005)

Class	1 year	5 years	10 years
Class A	2.81%	1.85%	3.54%

Class B	2.81%	1.85%	3.54%

Class C *	2.81%	1.85%	3.53%

Class O	2.81%	1.85%	3.53%

The	Fund’s 7-day yield as of December 31, 2005 was 3.86%.
*	Effective April 29, 2004, Class 2 shares were renamed Class C shares.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class O
Maximum sales charge on purchases (as a % of offering price)	Not applicable	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable	Not applicable	Not applicable	Not applicable

12         Salomon Brothers Funds

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees*	0.25%	0.25%	0.25%	0.25%

Distribution and service (12b-1) fee	Not applicable	Not applicable	Not applicable	Not applicable

Other expenses*‡	0.64%	0.46%	0.42%	1.67%

Total annual fund operating expenses†	0.89%	0.71%	0.67%	1.92%

† Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.55%	0.55%	0.55%	0.55%
These waivers or reimbursements may be reduced or terminated at any time.
*	Effective December 1, 2005, the management fee was increased from 0.20% of net assets to 0.25% of net assets when services previously provided under the Fund’s administrative agreement were incorporated into the Fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$91	$284	$493	$1,096

Class B	$73	$227	$395	$883

Class C	$68	$214	$373	$835

Class O	$195	$603	$1,037	$2,243

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Investment Series         13

High Yield Bond Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in high yield bonds issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. Under normal circumstances, the fund invests at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental issuers to 35% of its assets.

Credit quality: High yield bonds are rated below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the manager selects the fund’s investments

Individual security selection is driven by the manager’s economic view, industry outlook and credit analysis. The manager then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The manager allocates the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, the manager employs fundamental analysis and considers the following factors:

■	The strength of the issuer’s financial resources;
■	The issuer’s sensitivity to economic conditions and trends;
■	The issuer’s operating history; and
■	The experience and track record of the issuer’s management or political leadership.

Principal risks of investing in the fund

Investments in high yield securities involve a substantial risk of loss.

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio;
■	The manager’s judgment about the attractiveness, value or credit quality of a particular security or sector or about interest rate trends, proves to be incorrect;
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk; or
■	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
■	During periods of low interest rates, the fund’s income may decrease.

High yield securities are considered speculative and, compared to investment grade securities, tend to have:

■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

In addition, investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries.

14         Salomon Brothers Funds

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C, O and Y shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 8.47% in 4th quarter 2002; Lowest: (13.26)% in 3rd quarter 1998.

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	10 years	Since Inception*
Class A

Return Before Taxes	(0.55)%	8.66%	7.19%	N/A

Return After Taxes on Distributions	(2.86)%	5.27%	3.28%	N/A

Return After Taxes on Distributions and Sale of Fund Shares	(0.40)%	5.27%	3.60%	N/A

Other Classes

Class B	(0.84)%	8.66%	6.88%	N/A

Class C **	2.47%	9.11%	7.07%	N/A

Class O	4.33%	10.06%	8.00%	N/A

Class Y	4.29%	N/A	N/A	11.34%

Citigroup High Yield Market Index (Reflects no deduction for fees, expenses or taxes)†	2.08%	8.93%	6.74%	N/A

*	The inception date is February 22, 1995 for Class A, B, C and O shares and April 2, 2003 for Class Y shares. Returns for the Citigroup High Yield Market Index are for the period beginning February 22, 1995. Information is provided only for classes with less than 10 years of performance history.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
†	A broad based unmanaged index of high yield securities.

Investment Series         15

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O	Class Y
Maximum sales charge on purchases (as a % of offering price)	4.50%	*	Not applicable	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		4.00%	1.00%	Not applicable	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O	Class Y
Management fees**	0.79%	0.79%	0.79%	0.79%	0.79%

Distribution and service (12b-1) fee	0.25%	1.00%	0.75%	Not applicable	Not applicable

Other expenses†	0.12%	0.18%	0.16%	0.03%	0.05%

Total annual fund operating expenses	1.16%	1.97%	1.70%	0.82%	0.84%

*	If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	Effective June 1, 2005, the fund management fee is payable in accordance with the following fee schedule: 0.800% on average daily net assets up to and including $1 billion; 0.775% on average daily net assets over $1 billion up to and including $2 billion; 0.750% on average daily net assets over $2 billion up to and including $5 billion and 0.700% on average daily net assets over $5 billion. The management fee information in the table has been restated to reflect the current management fee, as it was changed effective June 1, 2005.
†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$563	$802	$1,060	$1,796

Class B (redemption at end of period)	$600	$818	$1,162	$1,988	*

Class B (no redemption)	$200	$618	$1,062	$1,988	*

Class C (redemption at end of period)	$273	$536	$923	$2,009

Class C (no redemption)	$173	$536	$923	$2,009

Class O	$84	$262	$455	$1,014

Class Y	$86	$268	$466	$1,037

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

16         Salomon Brothers Funds

Investors Value Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The primary investment objective of the fund is to seek long-term growth of capital. Current income is a secondary objective.

Principal investment strategy

The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund may invest in debt securities.

How the manager selects the fund’s investments

The manager emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

■	Share prices that appear to be temporarily oversold or do not reflect positive company developments;
■	Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis;
■	Special situations including corporate events, changes in management, regulatory changes or turnaround situations; and
■	Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Stock prices decline or perform poorly relative to other types of investments;
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests;
■	Large capitalization stocks or value investing falls out of favor with investors; or
■	The manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class O shares. Class A, B, C and Y shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class O Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 19.87% in 2nd quarter of 2003; Lowest: (20.16)% in 3rd quarter of 2002.

Investment Series         17

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class O shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	10 years	Since Inception*
Class O

Return Before Taxes	6.51%	3.21%	11.14%	N/A

Return After Taxes on Distributions	4.89%	2.35%	8.70%	N/A

Return After Taxes on Distributions and Sale of Fund Shares	5.11%	2.34%	8.53%	N/A

Other Classes

Class A	0.06%	1.69%	10.19%	N/A

Class B	0.19%	1.60%	9.92%	N/A

Class C **	4.21%	2.03%	9.96%	N/A

Class Y	6.59%	N/A	N/A	4.18%

S&P 500 Index (Reflects no deduction for fees, expenses or taxes)†	4.91%	0.54%	9.07%	N/A

*	The inception date for Class O shares is December 31, 1988. The inception date for Class A, B and C shares is January 3, 1995. The inception date for Class Y shares is July 16, 2001. Information is provided only for classes with less than 10 years of performance history.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
†	A broad based unmanaged index of widely held common stock.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O	Class Y
Maximum sales charge on purchases (as a % of offering price)	5.75%	*	Not applicable	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		5.00%	1.00%	Not applicable	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O	Class Y
Management fees**	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fee	0.25%	1.00%	1.00%	Not applicable	Not applicable

Other expenses†	0.13%	0.31%	0.27%	0.08%	0.04%

Total annual fund operating expenses	0.88%	1.81%	1.77%	0.58%	0.54%

*	If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The fund has a management fee schedule that reduces the management fee as fund assets increase as follows: 0.65% on average daily net assets up to $350 million, 0.55% on average daily net assets between $350 million and $500 million, 0.525% on average daily net assets between $500 million and $750 million, 0.50% on average daily net assets between $750 million and $1 billion and 0.45% on average daily net assets over $1 billion. In addition to the base fee, the fee increases or decreases based on the performance of the fund as compared to the S&P 500 Index.
†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

18         Salomon Brothers Funds

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$660	$840	$1,035	$1,598

Class B (redemption at end of period)	$684	$870	$1,080	$1,767	*

Class B (no redemption)	$184	$570	$980	$1,767	*

Class C (redemption at end of period)	$280	$558	$960	$2,085

Class C (no redemption)	$180	$558	$960	$2,085

Class O	$59	$186	$323	$725

Class Y	$55	$173	$302	$678

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

Investment Series         19

Mid Cap Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks long-term growth of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in equity securities of medium sized companies. Under normal circumstances, the fund invests at least 80% of its assets in these securities and related investments. A company is considered medium sized if its market capitalization at the time of purchase is at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. As of March 31, 2006, the Index included companies with market capitalizations between $164 million and $22.1 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The fund’s equity securities may include common stocks, securities convertible into common stocks, preferred stocks and warrants.

How the manager selects the fund’s investments

The manager emphasizes medium sized U.S. companies with good prospects for revenue and earnings growth that meet the manager’s valuation criteria. In selecting investments, the manager looks for issuers that are among the leaders in their industries.

The manager generally uses a “bottom-up” approach when selecting securities for the fund. This means that the manager looks primarily at individual companies against the context of broader market forces.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Stock prices decline generally or stocks perform poorly relative to other types of investments;
■	Medium capitalization stocks or growth stocks fall out of favor with investors;
■	Recession or adverse economic trends adversely affect the earnings or financial condition of companies in which the fund invests;
■	The manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock or sector proves to be incorrect; or
■	There is greater volatility of share price because of the fund’s focus on medium sized companies.

Compared to large cap companies, medium sized companies and the market for their equity securities are more likely to:

■	Have more limited product lines, capital resources and management depth;
■	Experience sharper swings in market values; and
■	Be harder to sell at the times and prices the manager believes appropriate.

The market prices of companies believed to have good prospects for revenue and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

Performance

The fund was organized in September 2001, and the information in the bar chart and table prior to that date is based on the performance of the fund’s predecessor, the Common Stock Fund, which transferred its portfolio securities to the fund when the fund commenced operations in exchange for Class O shares of the fund. The Common Stock Fund was a subtrust of The Collective Trust for Citibank’s Business and Professional Retirement Plan, which was a collective trust managed by Citibank, N.A. (which, prior to December 1, 2005, was an affiliate of the fund’s investment manager) since the trust’s inception. The fund is managed in a manner that is in all material respects equivalent to the management of the Common Stock Fund. The total returns in the bar chart and the table have been adjusted to reflect the estimated total annual operating expenses of the share class indicated.

The Common Stock Fund was not subject to certain investment limitations, diversification requirements and other requirements under the Investment Company Act of 1940 and the Internal Revenue Code that the fund is subject to, which, had they applied, might have adversely affected performance.

20         Salomon Brothers Funds

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class O shares. Class A, B and C shares would have had lower performance because of their lower expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class O Shares % Total Return*

*	The bar chart shows the performance of Class O shares, in lieu of Class A shares, as Class A shares are no longer presented with the prior performance of the fund’s predecessor, the Common Stock Fund.

Quarterly returns (for the periods shown in the bar chart):

Highest: 26.29% in 4th quarter of 1999; Lowest: (17.90)% in 3rd quarter of 1998.

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class O shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)*

	1 year	5 years		10 years		Since Inception††
Class O†

Return Before Taxes	8.94%	3.68%		13.67%		N/A

Return After Taxes on Distributions	7.98%	*	*	*	*	N/A

Return After Taxes on Distributions and Sale of Fund Shares	6.84%	*	*	*	*	N/A

Other Classes

Class A	2.27%	N/A		N/A		5.25%

Class B	2.70%	N/A		N/A		5.01%

Class C ***	6.73%	N/A		N/A		5.93%

S&P MidCap 400 Index (Reflects no deduction for fees, expenses or taxes)‡	12.56%	8.60%		14.36%		N/A

*	Total returns of Class O shares for periods prior to September, 2001 are based on the performance of the fund’s predecessor, the Common Stock Fund, as adjusted to reflect the estimated total operating expenses the Class O shares. The inception date for Class A shares is November 30, 2001; for Class B shares is December 18, 2001; for Class C shares is May 7, 2002; and for Class O shares is September 10, 2001.
**	After tax information for the 5 and 10 year periods is not provided because those periods reflect the performance of the fund’s predecessor, the Common Stock Fund, which was subject to different tax treatment.
***	Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
†	The table shows the performance of Class O shares, in lieu of Class A shares, as Class A shares are no longer presented with the prior performance of the fund’s predecessor, the Common Stock Fund.
††	Information is provided only for classes with less than 10 years of performance history.
‡	A broad based unmanaged capitalization-weighted index of medium capitalization stocks.

Investment Series         21

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O
Maximum sales charge on purchases (as a % of offering price)	5.75%	*	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		5.00%	1.00%	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees	0.75%	0.75%	0.75%	0.75%

Distribution and service (12b-1) fee	0.25%	1.00%	1.00%	Not applicable

Other expenses‡	0.81%	1.79%	1.85%	0.44%

Total annual fund operating expenses†	1.81%	3.54%	3.60%	1.19%

† Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are expected to be:	1.50%	2.25%	2.25%	1.08%
These waivers and/or reimbursements may be reduced or terminated at any time.
*	If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$748	$1,112	$1,499	$2,579

Class B (redemption at end of period)	$857	$1,385	$1,936	$3,238	*

Class B (no redemption)	$357	$1,085	$1,836	$3,238	*

Class C (redemption at end of period)	$463	$1,103	$1,864	$3,862

Class C (no redemption)	$363	$1,103	$1,864	$3,862

Class O	$121	$378	$654	$1,443

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

22         Salomon Brothers Funds

National Tax Free Bond Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in investment grade municipal obligations issued by a variety of states and localities that pay interest that is exempt from federal income taxes, including the federal alternative minimum tax. These obligations may include obligations of Puerto Rico and other U.S. territories. Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal income taxes, including the federal alternative minimum tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Subject to the 80% policy, the fund may also invest in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. Although the fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes.

The fund may use futures contracts, a common form of derivative, in order to protect (or “hedge”) against changes in interest rates or to manage the maturity or duration of fixed income securities.

Maturity: The fund may invest in obligations with any maturity. However, the fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.

How the manager selects the fund’s investments

When selecting securities for the fund and managing the portfolio, the manager looks for both income and potential for gain.

The fund is managed using a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions throughout the United States. Then the manager compares specific regions and sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the fund’s investment objective.

Principal risks of investing in the fund

The fund is not diversified, which means that it can invest a relatively high percentage of its assets in the obligations of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

Investors could lose money on their investment in the fund, the fund’s income may go down, or the fund may not perform as well as other investments if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligations to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of fewer than expected principal prepayments. This may lock in a below market interest rate, increase the securities’ duration and reduce the value of a security. This is known as extension risk;
■	The fund invests new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate; or
■	The manager’s judgment about the attractiveness, value or credit quality of a particular security, sector or interest rate trends proves to be incorrect.

The national economy and the economies of many of the states have experienced downturns with decreasing revenues and budget shortfalls. Local governments are experiencing difficulties as states facing declining revenues and in some cases reduced federal aid have in turn curtailed aid to local governments. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of municipal issuers to make timely payments of interest and principal.

Investment Series         23

Some of the fund’s income distributions may be subject to federal income or alternative minimum taxes. Generally, the fund’s income distributions will be subject to applicable state and local taxes. The fund’s capital gains distributions, if any, will also be subject to taxation.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 5.42% in 3rd quarter of 2002; Lowest: (2.92)% in 2nd quarter of 2004.

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of one or more broad based securities market indexes. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	10 years	Since Inception*
Class A

Return Before Taxes	(1.44)%	4.07%	5.24%	N/A

Return After Taxes on Distributions	(1.44)%	4.07%	5.23%	N/A

Return After Taxes on Distributions and Sale of Fund Shares	0.20%	4.05%	5.14%	N/A

Other Classes

Class B	(2.18)%	N/A	N/A	3.54%

Class C **	1.05%	N/A	N/A	4.12%

Class O	2.80%	N/A	N/A	4.90%

Lehman Brothers Municipal 4 Years Plus Bond Index (Reflects no deduction for fees, expenses or taxes)†	3.94%	5.96%	5.99%	N/A

Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)††	3.51%	5.59%	5.71%	N/A

*	The inception date for Class A shares is August 17, 1995; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 12, 2001; the inception date for Class C and O shares is November 19, 2001. Information is provided only for classes with less than 10 years of performance history.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
†	A broad based unmanaged index of municipal bonds with a maturity of greater than four years.
††	A broad based unmanaged index of municipal bonds.

24         Salomon Brothers Funds

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O
Maximum sales charge on purchases (as a % of offering price)	4.00%	*	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		4.00%	1.00%	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fee	0.25%	1.00%	0.75%	Not applicable

Other expenses‡	0.50%	0.50%	0.52%	1.42%

Total annual fund operating expenses†	1.25%	2.00%	1.77%	1.92%

† Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are expected to be:	0.75%	1.50%	1.25%	0.50%
These waivers and/or reimbursements may be reduced or terminated at any time.
*	If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
‡“Other	expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$522	$781	$1,059	$1,851

Class B (redemption at end of period)	$603	$827	$1,178	$2,043	*

Class B (no redemption)	$203	$627	$1,078	$2,043	*

Class C (redemption at end of period)	$280	$557	$959	$2,084

Class C (no redemption)	$180	$557	$959	$2,084

Class O	$195	$603	$1,037	$2,243

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

Investment Series         25

New York Municipal Money Market Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks as high a level of current income exempt from regular federal income tax and New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal.

Principal investment strategy

The fund invests primarily in high quality, short-term “New York municipal securities,” which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands, and Guam). Under normal circumstances, the fund invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. Subject to its 80% policy, the fund may invest up to 20% of its assets in securities that pay interest which is not exempt from New York State or New York City personal income tax or federal income tax.

Minimum credit quality: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality as determined by the manager.

Maximum maturity: The fund invests in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

How the manager selects the fund’s investments

The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various opportunities in the New York municipal bond market;
■	Identifies eligible issuers with the most desirable credit quality;
■	Trades between general obligations and revenue bonds and among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent relative values; and
■	Considers a security’s maturity in light of the outlook for the issuer and its sector and interest rates.

Principal risks of investing in the fund

There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

The fund invests a high percentage of its assets in municipal obligations of issuers located in New York. In addition, the fund is not diversified, which means that it can invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the fund may be adversely affected by a particular single economic, business, regulatory or political event and in particular, events that adversely affect issuers in New York. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund, or the fund could underperform as well as other similar money market funds if any of the following occurs:

■	Interest rates rise sharply;
■	An issuer or guarantor of the fund’s securities defaults or has its credit rating downgraded;
■	New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of the municipalities to repay these obligations; or
■	The manager’s judgment about the relative value, credit quality or income potential of a particular security or the direction or timing of interest rate changes proves to be incorrect.

Investing in high quality, short-term instruments may result in a lower yield than investing in lower quality or longer-term investments. When interest rates are very low, as they have been recently, the fund’s expenses could absorb all or a significant portion of the fund’s income.

New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, future weakness in the financial services sector in New York City could negatively impact the New York economy. An accelerated pace of interest rate

26         Salomon Brothers Funds

hikes, as well as lower corporate earnings, could negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income may be subject to New York state and local taxation and federal income or alternative minimum taxation. The fund’s capital gains distributions, if any, will also be subject to taxation.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance does not necessarily indicate how the fund will perform in the future.

Total return

The bar chart and quarterly returns show the performance of the fund’s Class O shares for each of the calendar years indicated. Class A, B and C shares may have different performance because of their different expenses.

Class O Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 1.00% in 4th quarter 2000; Lowest: 0.11% in 3rd quarter 2003.

Comparative performance

The table indicates the average annual total returns of each class for the periods shown.

Average Annual Total Returns (calendar year ended December 31, 2005)

Class	1 year	5 years	10 years	Since Inception**
Class A	1.89%	1.39%	N/A	2.28%

Class B *	N/A	N/A	N/A	N/A

Class C †	N/A	N/A	N/A	N/A

Class O	1.86%	1.39%	2.36%	N/A

The	fund’s 7-day yield as of December 31, 2005 was 2.93%.
†	No Class C shares were outstanding during the calendar year ended December 31, 2005 because effective February 9, 2004, Class C shares were fully redeemed. Effective April 29, 2004, Class 2 shares were renamed Class C shares.
*	No Class B shares were outstanding during the calendar year ended December 31, 2005 because effective November 2, 2001, Class B shares were fully redeemed.
**	The inception date for Class A and Class C shares is November 1, 1996. The inception date for Class O shares is October 2, 1990. Information is provided only for classes with less than 10 years of performance history.

Investment Series         27

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class O
Maximum sales charge on purchases (as a % of offering price)	Not applicable	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable	Not applicable	Not applicable	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees*	0.25%	0.25%	0.25%	0.25%

Distribution and service (12b-1) fee	Not applicable	Not applicable	Not applicable	Not applicable

Other expenses*†‡	0.20%	0.20%	0.20%	0.18%

Total annual fund operating expenses	0.45%	0.45%	0.45%	0.43%

*	Effective December 1, 2005, the management fee was increased from 0.20% of net assets to 0.25% of net assets when services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.
†	For Class B and Class C shares, other expenses and total fund operating expenses are based on expenses incurred by Class A shares because Class B shares were fully redeemed as of November 2, 2001 and Class C shares were fully redeemed on February 9, 2004.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$46	$144	$252	$567

Class B *	$46	$144	$252	$567

Class C *	$46	$144	$252	$567

Class O	$44	$138	$241	$542

*	Class B shares were fully redeemed as of November 2, 2001 and Class C shares were fully redeemed as of February 9, 2004. Operating expenses were based on expenses incurred by Class A shares.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

28         Salomon Brothers Funds

New York Tax Free Bond Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in investment grade municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and from New York State and New York City personal income tax. Under normal market conditions, the fund invests at least 80% of its assets in these municipal obligations. Issuers of these obligations are usually located in New York, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Subject to this 80% policy, the fund may purchase other municipal obligations. The interest on these securities may be subject to New York State or New York City personal income taxes or federal alternative minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to federal as well as New York State and New York City personal income taxes.

The fund may use futures contracts, a common form of derivative, in order to protect (or “hedge”) against changes in interest rates or to manage the maturity or duration of fixed income securities.

Maturity: The fund may invest in bonds with any maturity. However, the fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.

How the manager selects the fund’s investments

When selecting securities for the fund and managing the portfolio, the manager looks for both income and potential for gain.

The fund is managed with a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on the New York area. The manager compares specific sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the fund’s investment objective.

Principal risks of investing in the fund

The fund invests a high percentage of its assets in municipal obligations of issuers located in New York.

In addition, the fund is not diversified, which means that it can invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the fund may be adversely affected by a particular single economic, business, regulatory or political event and in particular, events that adversely affect issuers in New York. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

Investors could lose money on their investment in the fund, the fund’s income may go down, or the fund may not perform as well as other investments if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of fewer than expected principal prepayments. This may lock in a below market interest rate, increase the securities’ duration and reduce the value of a security. This is known as extension risk;
■	The fund invests new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate; or
■	The manager’s judgment about the attractiveness, value or credit quality of a particular security, sector or interest rate trends proves to be incorrect.

Investment Series         29

New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, future weakness in the financial services sector in New York City could negatively impact the New York economy. An accelerated pace of interest rate hikes, as well as lower corporate earnings, could negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding investment grade New York municipal obligations to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income may be subject to New York state and local taxation and federal income or alternative minimum taxation. The fund’s capital gains distributions, if any, will also be subject to taxation.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 5.45% in 3rd quarter of 2002; Lowest: (2.67)% in 2nd quarter 2004.

30         Salomon Brothers Funds

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	10 years	Since Inception*
Class A

Return Before Taxes	(2.14)%	3.80%	4.56%	N/A

Return After Taxes on Distributions	(2.14)%	3.80%	4.56%	N/A

Return After Taxes on Distributions and Sale of Fund Shares	(0.19)%	3.84%	4.54%	N/A

Other Classes

Class B	(2.76)%	N/A	N/A	3.37%

Class C **	0.45%	N/A	N/A	3.28%

Class O	2.19%	N/A	N/A	4.50%

Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)†	3.51%	5.59%	5.71%	N/A

*	The inception date for Class A shares is September 8, 1986; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B, C and O shares is November 19, 2001, July 19, 2002 and October 29, 2001, respectively. Information is provided only for classes with less than 10 years of performance history.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
†	A broad based unmanaged index of municipal bonds.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O
Maximum sales charge on purchases (as a % of offering price)	4.00%	*	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		4.00%	1.00%	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fee	0.25%	1.00%	0.75%	Not applicable

Other expenses‡	0.18%	0.63%	2.81%	1.06%

Total annual operating expenses†	0.93%	2.13%	4.06%	1.56%

† Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are expected to be:	0.80%	1.55%	1.30%	0.55%

These waivers and/or reimbursements may be reduced or terminated at any time.
*	If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Investment Series         31

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$491	$685	$894	$1,497

Class B (redemption at end of period)	$616	$867	$1,244	$2,010	*

Class B (no redemption)	$216	$667	$1,144	$2,010	*

Class C (redemption at end of period)	$508	$1,235	$2,078	$4,256

Class C (no redemption)	$408	$1,235	$2,078	$4,256

Class O	$159	$493	$850	$1,856

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

32         Salomon Brothers Funds

Short/Intermediate U.S. Government Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

Under normal circumstances, the fund invests substantially all of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These investments may include private pools of mortgages, the payment of principal and interest on which is guaranteed by the U.S. government, its agencies or instrumentalities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities are also supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

Duration: The fund normally maintains an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the manager selects the fund’s investments

The manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

■	Monitors the spread between U.S. Treasury and government agency or instrumentality issues and purchases agency and instrumentality issues which it believes will provide a total return advantage;
■	Determines sector or maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook;
■	Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information; and
■	Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund or the fund may not perform as well as other investments if any of the following occurs:

■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	During periods of declining interest rates, the issuers of mortgage-related securities held by the fund pay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates the average life of certain types of securities is extended because of fewer than expected principal prepayments. This may lock in a below-market interest rate, increase the securities’ duration and reduce the value of a security. This is known as extension risk;
■	Increased volatility in share price to the extent the fund holds mortgage derivative securities because of their imbedded leverage or unusual interest rate reset terms;
■	The manager’s judgment about the attractiveness, value or income potential of a particular security, sector or about interest rate trends proves incorrect;
■	During periods of low interest rates, the fund’s income may decrease; or
■	Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline. These securities may also fluctuate in value based on the perceived creditworthiness of the issuers.

Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, the guarantee does not apply to losses resulting from declines in the market value of these securities.

Investment Series         33

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 6.02% in 3rd quarter 2001; Lowest: (1.78)% in 2nd quarter 2004.

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	10 years
Class A

Return Before Taxes	(1.00)%	4.10%	4.88%

Return After Taxes on Distributions	(2.35)%	2.43%	2.74%

Return After Taxes on Distributions and Sale of Fund Shares	(0.66)%	2.49%	2.82%

Other Classes

Class B	(1.15)%	3.72%	4.39%

Class C *	0.48%	4.03%	4.50%

Class O	1.28%	4.77%	5.38%

Citigroup 1-10 Year Treasury Bond Index (Reflects no deduction for fees, expenses or taxes)**	1.57%	4.54%	5.35%

*	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
**	A broad based unmanaged index of U.S. Treasury securities.

34         Salomon Brothers Funds

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O
Maximum sales charge on purchases (as a % of offering price)	2.00%	*	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		2.00%	Not applicable	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees**	0.55%	0.55%	0.55%	0.55%

Distribution and service (12b-1) fee	0.25%	0.50%	0.75%	Not applicable

Other expenses‡	0.24%	0.29%	0.22%	0.42%

Total annual fund operating expenses†	1.04%	1.34%	1.52%	0.97%

† Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are expected to be:	0.80%	1.05%	1.30%	0.55%
These waivers and/or reimbursements may be reduced or terminated at any time.
*	You may buy Class A Shares in amounts of $500,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	Effective October 1, 2005, the management fee is payable in accordance with the following fee schedule: 0.550% on average daily net assets up to and including $1 billion; 0.525% on average daily net assets over $1 billion up to and including $2 billion; 0.500% on average daily net assets over $2 billion up to and including $5 billion; 0.475% on average daily net assets over $5 billion up to and including $10 billion and 0.450% on average daily net assets over $10 billion. The management fee information in the table has been restated to reflect the current management fee, as it was changed effective October 1, 2005.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$304	$524	$763	$1,446

Class B (redemption at end of period)	$336	$575	$834	$1,492	*

Class B (no redemption)	$136	$425	$734	$1,492	*

Class C (redemption at end of period)	$155	$480	$829	$1,813

Class C (no redemption)	$155	$480	$829	$1,813

Class O	$99	$309	$536	$1,190

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

Investment Series         35

Small Cap Growth Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks long-term growth of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are considered to be companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund are still considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of March 31, 2006, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $9.1 million to $5.4 billion.

How the manager selects the fund’s investments

The fund is managed by a team of portfolio managers, with each member of the team focusing on a different industry sector. The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of following:

■	Superior management teams;
■	Good prospects for growth;
■	Predictable, growing demand for their products or services;
■	Dominant positions in a niche market or customers who are very large companies;
■	Cyclical recovery potential; and
■	Strong or improving financial conditions.

In addition, the fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager’s judgment, these securities remain good investments for the fund.

The manager generally uses a “bottom-up” approach when selecting securities for the fund. This means that the manager looks primarily at individual companies against the context of broader market forces.

Principal risks of investing in the fund

Investing in small capitalization companies involves a substantial risk of loss.

Investors can lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	U.S. stock markets decline, or stock prices decline or perform poorly relative to other types of investments;
■	Small capitalization or growth stocks fall out of favor with investors;
■	Recession or adverse economic trends adversely affect the earnings or financial condition of small companies;
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests;
■	The manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular security or sector proves to be incorrect; or
■	There is greater volatility of share price because of the fund’s focus on small cap companies.

Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

■	Be more sensitive to changes in earnings results and investor expectations;
■	Have more limited product lines, capital resources and management depth;
■	Experience sharper swings in market values;
■	Be harder to sell at the times and prices the manager believes appropriate; and
■	Offer greater potential for gain and loss.

The market prices of companies believed to have great prospects for revenue and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

36         Salomon Brothers Funds

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 33.45% in 4th quarter 1999; Lowest: (25.34)% in 3rd quarter 2002.

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	Since Inception*
Class A

Return Before Taxes	(1.23)%	1.49%	11.37%

Return After Taxes on Distributions	(2.81)%	1.16%	9.50%

Return After Taxes on Distributions and Sales of Fund Shares	0.35%	1.19%	9.06%

Other Classes

Class B	(0.93)%	1.39%	11.28%

Class C **	2.98%	1.90%	11.39%

Class O	5.14%	2.92%	12.50%

Class Y	5.14%	N/A	14.07%

Russell 2000 Growth Index (Reflects no deductions for fees, expenses or taxes)†	4.15%	2.28%	2.38%

Russell 2000 Index (Reflects no deductions for fees, expenses or taxes)††	4.55%	8.22%	6.65%

*	The inception date is July 1, 1998 for shares other than Class Y shares, which have an inception date of November 1, 2004.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
†	An index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
††	An index which includes companies with market capitalizations below the top 1,000 stocks of the equity market.

Investment Series         37

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O	Class Y
Maximum sales charge on purchases (as a % of offering price)	5.75%	*	Not applicable	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		5.00%	1.00%	Not applicable	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O	Class Y
Management fees**	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and service (12b-1) fee	0.25%	1.00%	1.00%	Not applicable	Not applicable

Other expenses**†	0.13%	0.35%	0.26%	0.10%	0.05%

Total Annual fund operating expenses	1.13%	2.10%	2.01%	0.85%	0.80%

*	If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	Effective December 1, 2005, the management fee was increased from 0.700% of net assets to 0.750% of net assets when services previously provided under the Fund’s administrative agreement were incorporated into the Fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.
†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$684	$914	$1,162	$1,871

Class B (redemption at end of period)	$713	$958	$1,229	$2,067	*

Class B (no redemption)	$213	$658	$1,129	$2,067	*

Class C (redemption at end of period)	$304	$630	$1,083	$2,337

Class C (no redemption)	$204	$630	$1,083	$2,337

Class O	$87	$271	$471	$1,048

Class Y	$82	$255	$444	$990

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

38         Salomon Brothers Funds

Strategic Bond Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in a globally diverse portfolio of fixed income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds and related investments. The manager has broad discretion to allocate the fund’s assets among the following segments of the global market for fixed income securities:

■	U.S. government obligations;
■	Investment and non-investment grade U.S. and foreign corporate debt;
■	Mortgage- and asset-backed securities; and
■	Investment and non-investment grade sovereign debt, including issuers in emerging markets.

Credit quality: The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund’s assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration and may at times hold a substantial portion of its assets in short-term instruments. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the manager selects the fund’s investments

The manager uses a combination of quantitative models which seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions to create an optimal risk/return allocation of the fund’s assets among various segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund’s portfolio.

In selecting corporate debt for investment, the manager considers the issuer’s:

■	Financial condition;
■	Sensitivity to economic conditions and trends;
■	Operating history; and
■	Experience and track record of management.

In selecting foreign government debt for investment, the manager considers the issuer’s:

■	Economic and political conditions within the issuer’s country;
■	Overall and external debt levels and debt service ratios;
■	Access to capital markets; and
■	Debt service payment history.

In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

■	Yield curve shifts;
■	Credit quality; and
■	Changing prepayment patterns.

Principal risks of investing in the fund

Investments in high yield securities involve a substantial risk of loss.

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk;

Investment Series         39

■	During periods of low interest rates, the fund’s income may decrease; or
■	The manager’s judgment about the attractiveness, relative value or potential appreciation of a particular sector or security or about interest rate trends proves to be incorrect.

To the extent the fund invests significantly in asset-backed and mortgage- related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the fund may have especially volatile prices and may have a disproportionate effect on the fund’s share price.

High yield securities are considered speculative and, compared to investment grade securities, tend to have:

■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile that U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable; and
■	Economic, political and social developments may significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C, O and Y shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges. Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Quarterly returns (for the periods shown in the bar chart):

Highest: 5.65% in 4th quarter 1999; Lowest: (3.47)% in 3rd quarter 1998.

40         Salomon Brothers Funds

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2005)

	1 year	5 years	10 years	Since Inception*
Class A

Return Before Taxes	(2.12)%	6.46%	6.47%	N/A

Return After Taxes on Distributions	(3.83)%	3.99%	3.36%	N/A

Return After Taxes on Distributions and Sale of Fund Shares	(1.39)%	3.98%	3.53%	N/A

Other Classes

Class B	(2.32)%	6.55%	6.17%	N/A

Class C **	0.94%	6.99%	6.38%	N/A

Class O	2.27%	7.64%	7.19%	N/A

Class Y	2.57%	N/A	N/A	5.40%

Lehman Brothers U.S. Aggregate Index (Reflects no deductions for fees, expenses or taxes)†	2.43%	5.87%	6.16%	N/A

*	The inception date is February 22, 1995 for Class A, B, C and O shares and September 10, 2003 for Class Y shares. Returns for each index are for the period beginning on March 1, 1995. Information is provided only for classes with less than 10 years of performance history.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
†	An index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class O	Class Y
Maximum sales charge on purchases (as a % of offering price)	4.50%	*	Not applicable	Not applicable	Not applicable	Not applicable

Maximum deferred sales charge on redemptions (as a % of the lower of net asset value at purchase or redemption)	Not applicable		4.00%	1.00%	Not applicable	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O	Class Y
Management fees**	0.65%	0.65%	0.65%	0.65%	0.65%

Distribution and service (12b-1) fee	0.25%	1.00%	0.75%	Not applicable	Not applicable

Other expenses†	0.17%	0.21%	0.22%	0.46%	0.38%

Total annual fund operating expenses	1.07%	1.86%	1.62%	1.11%	1.03%

*	If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	Effective October 1, 2005, the management fee is payable in accordance with the following fee schedule: 0.650% on average daily net assets up to and including $1 billion; 0.625% on average daily net assets over $1 billion up to and including $2 billion; 0.600% on average daily net assets over $2 billion up to and including $5 billion; 0.575% on average daily net assets over $5 billion up to and including $10 billion and 0.550% on average daily net assets over $10 billion. The management fee information in the table has been restated to reflect the current management fee, as it was changed effective October 1, 2005.
†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Investment Series         41

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$554	$775	$1,014	$1,697

Class B (redemption at end of period)	$589	$785	$1,106	$1,876	*

Class B (no redemption)	$189	$585	$1,006	$1,876	*

Class C (redemption at end of period)	$265	$511	$881	$1,922

Class C (no redemption)	$165	$511	$881	$1,922

Class O	$113	$353	$612	$1,352

Class Y	$105	$328	$569	$1,259

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

42         Salomon Brothers Funds

More on the funds’ investments and related risks

Each fund’s investment objective and principal investment strategies and risks are described under “Fund goals, strategies and risks.” This section provides additional information about the funds’ investments and risks, and certain portfolio management techniques that a fund may use to achieve its objective. Of course, there is no assurance that a fund will achieve its objective.

Percentage limitations: Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason.

Credit quality: Securities are rated by different agencies and if a security receives different ratings from these agencies, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. Each fund’s credit standards also apply to counterparties to over the counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

Investment grade securities: Securities are investment grade if they:

■	are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
■	have received a comparable short-term or other rating; or
■	are unrated securities that the manager believes are of comparable quality to investment grade securities.

Balanced Fund

The fund may invest up to 20% of its assets in securities of foreign issuers including loan participations in foreign sovereign debt. The fund may also invest in real estate investment trusts, mortgage-backed securities, convertible securities and asset-backed securities.

Capital Fund

The fund may invest in all types of equity securities including preferred stock and convertible preferred stock. The fund may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest up to 10% of its assets in distressed debt securities. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may borrow up to 15% of its total assets. The fund will only borrow from banks.

Cash Management Fund

The fund may concentrate in bank obligations and may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, potentially reducing bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations, making them sensitive to changes in money market and general economic conditions. Defaults by a bank’s borrowers will have an adverse affect on the bank’s financial situation.

High Yield Bond Fund

Although the fund invests primarily in high yield debt securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

Investors Value Fund

The fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers.

Mid Cap Fund

The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be mid cap companies. The fund may invest up to 20% of its assets in investment grade non-convertible bonds, notes and other debt securities (called “fixed income” investments) when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers, including emerging market issuers.

Small Cap Growth Fund

The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be small cap companies. The fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

Investment Series         43

Strategic Bond Fund

Although the fund invests primarily in fixed income securities, the fund may invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

Equity investments

Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, Mid Cap Fund, Small Cap Growth Fund and Strategic Bond Fund

Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging markets investments” below for the general risks of foreign investing.

Debt obligations

Generally

All funds, but the following funds only to a limited extent: Capital Fund, Investors Value Fund, Mid Cap Fund and Small Cap Growth Fund

Subject to its particular investment policies, each fund may invest to some extent in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations and the specific funds that may invest in them are described below.

Each of the funds except for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Short/Intermediate U.S. Government Fund may invest in debt obligations of foreign issuers. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Mortgage-Backed and Asset-Backed Securities

Cash Management Fund, High Yield Bond Fund, Strategic Bond Fund, Balanced Fund and Short/Intermediate U.S. Government Fund

Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies including government related entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Mortgage rolls

Balanced Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund

In mortgage dollar roll transactions, a fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

44         Salomon Brothers Funds

High yield, lower quality securities

High Yield Bond Fund and Strategic Bond Fund. Each of the following funds only to a limited extent: Balanced Fund, Capital Fund and Investors Value Fund

High yield, lower quality securities are securities that are rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly known as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

■	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

Each of these funds may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The Capital Fund may invest up to 10% of its assets, and the other funds to a more limited extent, in distressed debt securities that are subject to bankruptcy proceedings or are already in default. Distressed debt securities are speculative and involve substantial risk. Generally, a fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Municipal obligations

California Tax Free Bond Fund, Cash Management Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and National Tax Free Bond Fund

Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities, U.S. territories and possessions (such as the District of Columbia and Puerto Rico) and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a fund’s assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these funds, including those that invest primarily in municipal obligations of issuers located in California or New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be hard to sell, or if sold, may not cover fully the fund’s exposure. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund’s ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws (or other applicable laws) could hinder the fund’s ability to recover interest or principal in the event of a default by the issuer, and an issuer’s obligation to make payments may be subject to laws or referenda enacted in the future, placing constraints upon the enforcement of such obligations, or extending the time for payment of such obligations, or on the ability of the issuer to levy taxes.

Sovereign government and supranational debt

Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, Mid Cap Fund, and Strategic Bond Fund. Cash Management Fund and New York Municipal Money Market Fund in U.S. dollar denominated sovereign government obligations and supranational debt only.

Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;
■	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;

Investment Series         45

■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
■	Participations in loans between emerging market governments and financial institutions; and
■	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supernational debt involve many of the risks described below of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

Foreign and emerging market investments

All funds except California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Short/Intermediate U.S. Government Fund

Each of these funds may invest in foreign securities, including emerging market issuers.

The funds may invest directly in foreign issuers or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable, or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Funds investing in securities denominated in foreign currencies may engage in forward foreign currency contracts. See “More on the funds’ investments and related risks — Derivatives and hedging techniques.”

Derivatives and hedging techniques

All funds except Cash Management Fund and New York Municipal Money Market Fund

Each of these funds may use derivative contracts, including, but not limited to futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. However, these funds may use derivatives for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates;
■	As a substitute for buying or selling securities; or
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The Tax Free Bond funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues.

Borrowing

All funds

Each of the funds may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

46         Salomon Brothers Funds

Temporary defensive investing

All funds

Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio turnover

All funds

Each fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in a fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from the fund’s performance. The “Financial highlights” section of this prospectus shows each fund’s (other than the money market funds) historical portfolio turnover rate.

Portfolio holdings

All funds

The funds’ policies and procedures with respect to the disclosure of each fund’s portfolio securities are described in the SAI.

More information about the funds’ investments and portfolio management techniques and the associated risks is included in the Statement of Additional Information (“SAI”).

Investment Series         47

Management

Salomon Brothers Asset Management Inc (“SaBAM” or the “investment manager”) is the investment manager for each fund. SaBAM was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager’s principal address is 399 Park Avenue, New York, New York 10022. Citigroup Asset Management Limited (“CAM Ltd.”), an affiliate of the investment manager, provides advisory services to the investment manager in connection with Strategic Bond Fund’s transactions in currencies and non-dollar denominated debt securities. Its principal address is Citigroup Centre, Canada Square, London E14 5LB England. CAM Ltd. is not directly compensated by the funds for its services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, which includes the investment manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the investment manager and CAM Ltd., each previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

The portfolio managers

The portfolio managers are primarily responsible for day-to-day investment operations of the funds indicated beside their names.

Fund	Portfolio Manager/Portfolio Management Team Members, Past 5 years’ business experience	Portfolio Manager Since
Balanced Fund	S. Kenneth Leech Co-portfolio manager of fund; employee of SaBAM since 2006 and chief investment officer of Western Asset since 1998.	March 2006
	Stephen A. Walsh Co-portfolio manager of fund; employee of SaBAM since 2006 and deputy chief investment officer of Western Asset since 2000.	March 2006

Mark Lindbloom

Co-portfolio manager of fund; employee of SaBAM since 2006; portfolio manager at Western Asset since 2006; managing director of SaBAM and senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies from 1986-2005.

March 2006
	Carl L. Eichstaedt Co-portfolio manager of fund; employee of SaBAM since 2006; portfolio manager at Western Asset since 1994.	March 2006
	Edward A. Moody Co-portfolio manager of fund; employee of SaBAM since 2006; portfolio manager at Western Asset since 1985.	March 2006
	George J. Williamson Co-portfolio manager of fund; joined the investment manager or its affiliates or their predecessor firms in 1979.	July 1998
	Patrick Hughes Co-portfolio manager of the fund; joined the investment manager or its affiliates or their predecessor firms in 1995.	August 2005

California Tax Free Bond Fund

John C. Mooney, CFA

Co-portfolio manager of fund; senior portfolio manager responsible for managing tax-exempt fixed income funds; member of the team responsible for fixed income strategy, research and trading; joined the investment manager or its affiliates or their predecessor firms in 1997.

Inception

Robert Amodeo, CFA

Co-portfolio manager of fund; senior portfolio manager responsible for municipal bond portfolio since 1988; member of manager’s investment policy committee; joined the investment manager or its affiliates or their predecessor firms in 1992.

April 2002

48         Salomon Brothers Funds

Fund	Portfolio Manager/Portfolio Management Team Members, Past 5 years’ business experience	Portfolio Manager Since
Capital Fund

Kevin Caliendo

Portfolio manager of fund; senior portfolio manager for all cap strategies; co-manager for large cap core, sector neutral strategies; sector manager for small cap growth and balanced strategies; member of manager’s investment policy committee; joined the investment manager or its affiliates or their predecessor firms in 2002; prior to 2002, was an equity analyst and convertible portfolio manager (healthcare) at SAC capital, a convertible analyst (healthcare) at Wachovia Securities, an equity analyst (healthcare) at ING Barings, and an equity analyst (medical devices) at Bear Stearns.

July 1998

Cash Management Fund	Kevin Kennedy Portfolio manager of fund; joined the investment manager or its affiliates or their predecessor firms in 1993.	2001

High Yield Bond Fund	S. Kenneth Leech Co-portfolio manager of fund; employee of SaBAM since 2006 and chief investment officer of Western Asset since 1998.	March 2006
	Stephen A. Walsh Co-portfolio manager of fund; employee of SaBAM since 2006; deputy chief investment officer of Western Asset since 2000.	March 2006

Michael C. Buchanan

Co-portfolio manager of the fund; employee of SaBAM since 2006 and portfolio manager at Western Asset since 2005; managing director and head of U.S. credit products at Credit Suisse Asset Management, LLC from 2003 to 2005; Executive Vice President and portfolio manager of Janus Capital Management in 2003; managing director and head of high yield trading at BlackRock Financial Management from 1998 to 2003.

March 2006
	Timothy J. Settel Co-portfolio manager; employee of SaBAM since 2006; research analyst of Western Asset since 2001; portfolio manager at Lazard Freres & Co. from 1995-2001.	March 2006
	Ian R. Edmonds Co-portfolio manager; employee of SaBAM since 2006; portfolio manager at Western Asset since 1994.	March 2006

Investors Value Fund	Mark McAllister Co-portfolio manager of fund; equity analyst responsible for day-to-day management of the fund; joined the investment manager or its affiliates or their predecessor firms in 1999.	April 2000
	Robert Feitler Co-portfolio manager of fund; co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined the investment manager or its affiliates or their predecessor firms in 1995.	1995

Mid Cap Fund

Kevin Caliendo

Portfolio manager of fund; senior portfolio manager for all cap strategies; co-manager for large cap core, sector neutral strategies; sector manager for small cap growth and balanced strategies; member of manager’s investment policy committee; joined the investment manager or its affiliates or their predecessor firms in 2002; prior to 2002, was an equity analyst and convertible portfolio manager (healthcare) at SAC capital, a convertible analyst (healthcare) at Wachovia Securities, an equity analyst (healthcare) at ING Barings, and an equity analyst (medical devices) at Bear Stearns.

April 2005

National Tax Free Bond Fund

John C. Mooney, CFA

Co-portfolio manager of fund; senior portfolio manager responsible for managing tax-exempt fixed income funds; member of the team responsible for fixed income strategy, research and trading; joined the investment manager or its affiliates or their predecessor firms in 1997.

June 1997

Investment Series         49

Fund	Portfolio Manager/Portfolio Management Team Members, Past 5 years’ business experience	Portfolio Manager Since

Robert Amodeo, CFA

Co-portfolio manager of fund; senior portfolio manager responsible for municipal bond portfolio (since 1995); member of manager’s investment policy committee; joined the investment manager or its affiliates or their predecessor firms in 1992.

April 2002

New York Municipal Money Market Fund	Charles K. Bardes Co-portfolio manager of fund; portfolio manager specializing in short-term tax-exempt investments; joined the investment manager or its affiliates or their predecessor firms in 1986.	August 1998

Thomas A. Croak

Co-portfolio manager of fund; portfolio manager responsible for daily trading and evaluation of municipal securities for municipal portfolios; joined the investment manager or its affiliates or their predecessor firms in 1995.

August 1998

New York Tax Free Bond Fund

John C. Mooney, CFA

Co-portfolio manager of fund; senior portfolio manager responsible for managing tax-exempt fixed income funds; member of the team responsible for fixed income strategy, research and trading; joined the investment manager or its affiliates or their predecessor firms in 1997.

June 1997

Robert Amodeo, CFA

Co-portfolio manager of fund; senior portfolio manager responsible for municipal bond portfolios; member of manager’s investment policy committee; joined the investment manager or its affiliates or their predecessor firms in 1992.

April 2002

Small Cap Growth Fund

Vincent Gao, CFA

With respect to the fund, team leader, responsible for oversight and portfolio strategy; sector manager for small cap growth and balanced strategies and analyst covering technology; joined the investment manager or its affiliates or their predecessor firms in 1999.

January 2003

Kevin Caliendo

With respect to the fund, team member analyst responsible for healthcare sector with responsibility for buy and sell decisions in that sector; senior portfolio manager for all cap strategies; co-manager for large cap core, sector neutral strategies; sector manager for small cap growth and balanced strategies; member of manager’s investment policy committee; joined the investment manager or its affiliates or their predecessor firms in 2002; prior to 2002, was an equity analyst and convertible portfolio manager (healthcare) at SAC capital, a convertible analyst (healthcare) at Wachovia Securities, an equity analyst (healthcare) at ING Barings, and an equity analyst (medical devices) at Bear Stearns.

December 2002

Robert Feitler

With respect to the fund, team member analyst responsible for financial services sector with responsibility for buy and sell decisions in that sector; co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined the investment manager or its affiliates or their predecessor firms in 1995.

February 1995

Dmitry Khaykin

With respect to the fund, team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering communications and media; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003, was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

June 2003

Margaret Blaydes

With respect to the fund, team member analyst responsible for consumer sector with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering tobacco, beverages, retail and consumer; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003 was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

March 2003

50         Salomon Brothers Funds

Fund	Portfolio Manager/Portfolio Management Team Members, Past 5 years’ business experience	Portfolio Manager Since
Strategic Bond Fund	S. Kenneth Leech Co-portfolio manager of fund; employee of SaBAM since 2006 and chief investment officer of Western Asset since 1998.	March 2006
	Stephen A. Walsh Co-portfolio manager of fund; employee of SaBAM since 2006 and deputy chief investment officer of Western Asset since 2000.	March 2006
	Keith J. Gardner Co-portfolio manager of fund; employee of SaBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.	March 2006

Michael C. Buchanan

Co-portfolio manager of fund; employee of SaBAM since 2006 and portfolio manager at Western Asset since 2005; managing director and head of U.S. credit products at Credit Suisse Asset Management, LLC from 2003 to 2005; Executive Vice President and portfolio manager of Janus Capital Management in 2003; managing director and head of high yield trading at BlackRock Financial Management from 1998 to 2003.

March 2006

Detlev Schlichter, CAM Ltd.

Co-portfolio manager of the Fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; portfolio manager associated with Western Asset since 2001; director of European Bond Team of Merrill Lynch Investment Managers from 1998 to 2001.

February 2006

Andres Sanchez-Balcazar, CAM Ltd.

Co-portfolio manager of the Fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; portfolio manager associated with Western Asset since 2005; director of European Bond Team of Merrill Lynch Investment Managers from 2000 to 2004.

February 2006

Short/Intermediate U.S. Government Fund	S. Kenneth Leech Co-portfolio manager of fund; employee of SaBAM since 2006 and chief investment officer of Western Asset since 1998.	March 2006
	Stephen A. Walsh Co-portfolio manager of fund; employee of SaBAM since 2006 and deputy chief investment officer of Western Asset since 2000.	March 2006

Mark Lindbloom

Co-portfolio manager of fund; employee of SaBAM since 2006 and portfolio manager at Western Asset since 2006; managing director of SaBAM and senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies from 1986-2005.

March 2006
	Carl L. Eichstaedt Co-portfolio manager of fund; employee of SaBAM since 2006 and portfolio manager at Western Asset since 1994.	March 2006

More information about the portfolio manager’s compensation, other accounts managed and the manager’s ownership of securities in the fund is included in the SAI.

Investment Series         51

Management fees

As of December 31, 2005, SaBAM managed approximately $88 billion of assets.

Actual management fee paid during the most recent fiscal year as a percentage of average daily net assets after accounting for voluntary expense limitations and/or reimbursements, if applicable

Balanced Fund	0.55%

California Tax Free Bond Fund	0%

Capital Fund*	0.56%

Cash Management Fund	0%

High Yield Bond Fund**	0.77%

Investors Value Fund***	0.50%

Mid Cap Fund	0.35%

National Tax Free Bond Fund	0%

New York Municipal Money Market Fund	0.20%

New York Tax Free Bond Fund	0.32%

Short/Intermediate U.S. Government Fund††	0.19%

Small Cap Growth Fund	0.70%

Strategic Bond Fund†††	0.73%

*	The Capital Fund pays the investment manager a fee of:

Average Daily Net Assets	Annual Fee Rate
First $100 million	1.000%

Next $100 million	0.750%

Next $200 million	0.625%

Over $400 million	0.500%

**	The High Yield Bond Fund pays the investment manager a fee of:

Average Daily Net Assets	Annual Fee Rate
Up to $1 Billion	0.800%

Next $1 Billion	0.775%

Next $3 Billion	0.750%

Over $5 Billion	0.700%

***	The Investors Value Fund pays the investment manager a fee that varies based upon the investment performance of the fund compared to the S&P 500 Index. The base fee is determined as follows:

Average Daily Net Assets	Annual Fee Rate
First $350 million	0.650%

Next $150 million	0.550%

Next $250 million	0.525%

Next $250 million	0.500%

Over $1 billion	0.450%

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period, this base fee is adjusted upward or downward by the product of (i)  1/4 of .01% and (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

52         Salomon Brothers Funds

††	The Short/Intermediate U.S. Government Fund pays the investment manager a fee of:

Average Daily Net Assets	Annual Fee Rate
Up to $1 Billion	0.550%

Next $1 Billion	0.525%

Next $3 Billion	0.500%

Over $5 Billion	0.475%

Over $10 Billion	0.450%

†††	The Strategic Bond Fund pays the investment manager a fee of:

Average Daily Net Assets	Annual Fee Rate
Up to $1 Billion	0.650%

Next $1 Billion	0.625%

Next $3 Billion	0.600%

Over $5 Billion	0.575%

Over $10 Billion	0.550%

A discussion regarding the basis for the Board of Directors’/Trustees’ approval of a fund’s management agreement is available in that fund’s Annual Report for the fiscal year ended December 31, 2005.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

The funds are not included in the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore have not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Investment Series         53

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and CGM, a registered broker-dealer, serve as the distributors for the funds.

Distribution

The funds each have adopted Rule 12b-1 distribution and service plans for their Class A, B and C shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and over time, may cost you more than other types of sales charges. In addition, the distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The investment manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the funds’ distributors, affiliates of the investment manager and Financial Consultants through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for your Financial Consultant to recommend or sell shares of a fund to you. Please contact your Financial Consultant for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent” or “PFPC”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the funds’ transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distribution payable by the funds.

54         Salomon Brothers Funds

Choosing a share class to buy

Share classes

You can choose among three classes of shares: Classes A, B or C. In addition, investors meeting the investment minimum may purchase Class Y shares of certain funds. If you already own Class O shares of a fund, you may also be eligible to purchase Class O shares of any of the funds. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest;
■	How long you expect to own the shares;
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus; and
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A or Class B shares (and are ineligible to purchase Class O and Class Y), it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

Investment minimums

Minimum initial investment amounts vary depending on the nature of your investment account.

	Initial Investment			Additional Investments
	Classes A, B, C, O	Class Y*		Classes A, B, C, O	Class Y
General	$250	$2.5 Million	**	$50	$1,000

Individual Retirement Accounts, Self Employed Retirement Plans, Uniform Gift to Minor Accounts	$50	$2.5 Million	**	$50	$1,000

Qualified Retirement Plans***	$50	$2.5 Million	**	$50	$1,000

Monthly Automatic Investment or Systematic Exchange Plans	$25	n/a		$25	n/a

*	The initial minimum investment may be waived for certain omnibus and individual positions held by clients in certain distributor affiliated investment programs or group savings or retirement plans.
**	$15 million for the High Yield Bond Fund and Strategic Bond Fund Class Y.
***	Qualified Retirement Plans are qualified plans under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Comparing classes

Shares of the funds are sold through Financial Consultants, which are broker/dealers and other financial intermediaries that have entered into an agreement with a fund distributor for the sale of fund shares. Your Financial Consultant can help you decide which class meets your goals. Your Financial Consultant may receive different compensation depending upon which class you choose. Before choosing your share class, you should review the fund’s fee table and example at the front of this prospectus carefully. Fees and expenses may vary over time.

More information about the funds’ classes of shares is available free of charge on the funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares;
■	the deferred sales charges that apply to the redemption of Class B and Class C shares;
■	who qualifies for lower sales charges on Class A shares;
■	who qualifies for a sales load waiver; and
■	who qualifies to purchase Class Y Shares.

Please go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

Investment Series         55

Key features	Class A	Class B	Class C	Class O	Class Y
	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 7 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year<<< ■ Higher annual expenses than Class A	■ Only available to existing Class O shareholders ■ No initial or deferred sales charge ■ Generally lower annual expenses than Class A, B and C	■ No initial or deferred sales charge ■ Must invest at least $2.5 million† ■ Generally lower expenses than the other classes ■ Available for certain funds only
Initial sales charge	Up to 5.75%/4.50%/ 4.00%/2.00%*, reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None
Deferred sales charge	1%** on purchases of $1 million or more if you redeem within 1 year of purchase	Up to 5.00%** charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 6 years<	1%** if you redeem within 1 year of purchase	None	None
Annual distribution and service fees	0.25%*** of average daily net assets	1.00%***<< of average daily net assets	0.75%/1.00%*** of average daily net assets	None	None
Exchangeable into**	Class A shares of any of the other Salomon Brothers funds	Class B shares of any of the other Salomon Brothers funds	Class C shares of any of the other Salomon Brothers funds	Class O shares of any of the other Salomon Brothers funds	Class Y shares of any of the other Salomon Brothers funds††
*	Class A shares of all of the funds except for the money market funds (Cash Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (Balanced, Small Cap Growth, Investors Value, Capital, and Mid Cap Funds), a 4.50% (High Yield Bond Fund and Strategic Bond Fund), 4.00% (National Tax Free Bond, California Tax Free Bond and New York Tax Free Bond Fund) or 2.00% (Short/Intermediate U.S. Government Fund) initial sales charge.
**	Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class C shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class C shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class C shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares. Class C shares of the Short/Intermediate U.S. Government Fund are not subject to a deferred sales charge.
***	All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. The fee paid with respect to the Class A shares of California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund is both a distribution and service fee. All of the funds except for the money market funds pay a service and distribution fee with respect to Class C shares of either 0.75% (High Yield Bond, National Tax Free Bond, Strategic Bond, Short/Intermediate U.S. Government, California Tax Free Bond and New York Tax Free Bond Funds) or 1.00% (Capital, Investors Value, Small Cap Growth, Balanced and Mid Cap Funds) of average daily net assets.
†	Except High Yield Bond Fund and Strategic Bond Fund, which are at least $15 million.
††	Subject to applicable minimum investment requirements.
<	Except Short/Intermediate U.S. Government Fund, which has no deferred sales charge after the 5th year.
<<	The Short/Intermediate U.S. Government Fund pays a service and distribution fee with respect to Class B shares of 0.50% of average daily net assets, comprised of a 0.25% distribution and a 0.25% service fee.
<<<	The Class C Shares of the Short/Intermediate U.S. Government Fund are not subject to a deferred sales charge.

56         Salomon Brothers Funds

Class A Shares

Class A sales charge

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay sales charges at a lower rate if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a fund’s distributions or dividends that you reinvest in additional Class A shares. No sales charge is imposed on the purchase of Class A shares of Cash Management Fund or New York Municipal Money Market Fund.

The table below indicates the sales charge on Class A shares of the funds depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commission received by Financial Consultants that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by Financial Consultants, including CGM, Financial Consultants will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGM will pay up to 10% of the sales charge to LMIS. Financial Consultants also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares of each fund serviced by them (except in connection with sales of shares of the Short/Intermediate U.S. Government Fund).

	Balanced Fund, Capital Fund, Investors Value Fund, Mid Cap Fund and Small Cap Growth Fund
	Sales Charge as % of		Broker/Dealer Commission as a % of offering price
Amount of investment	Offering price (%)	Net invested amount (%)
Less than $50,000	5.75%	6.10%	5.00%

$50,000 but less than $100,000	4.50	4.71	4.00

$100,000 but less than $250,000	4.00	4.17	3.50

$250,000 but less than $500,000	2.75	2.83	2.50

$500,000 but less than $1 million	2.25	2.30	2.00

$1 million or more	-0-	-0-	up to 1.00	†

	High Yield Bond Fund and Strategic Bond Fund
	Sales Charge as % of		Broker/Dealer Commission as a % of offering price
Amount of investment	Offering price (%)	Net invested amount (%)
Less than $25,000	4.50%	4.71%	4.00%

$25,000 but less than $50,000	4.00	4.17	3.50

$50,000 but less than $100,000	3.75	3.90	3.25

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.75

$750,000 but less than $1 million	1.50	1.52	1.25

$1 million or more	-0-	-0-	up to 1.00	†

	California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund
	Sales Charge as % of		Broker/Dealer Commission as a % of offering price
Amount of investment	Offering price (%)	Net invested amount (%)
Less than $50,000	4.00%	4.17%	3.50%

$50,000 but less than $100,000	3.75	3.90	3.25

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.75

$750,000 but less than $1 million	1.50	1.52	1.25

$1 million or more	-0-	-0-	up to 1.00	†

Investment Series         57

Short/Intermediate U.S. Government Fund
	Sales Charge as % of		Broker/Dealer Commission as a % of offering price
Amount of investment	Offering price (%)	Net invested amount (%)
Less than $500,000	2.00%	2.04%	1.80%

$500,000 or more	-0-	-0-	up to 1.00	†

†	A distributor may pay a commission of up to 1.00% to a Financial Consultant for purchase amounts of $1 million ($500,000 with respect to the Short/Intermediate U.S. Government Fund) or more and for purchases by certain retirement plans with an omnibus relationship with a fund. In such cases, starting in the thirteenth month after purchase, the Financial Consultant will also receive the annual distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Financial Consultant does not receive the payment of this commission, the Financial Consultant will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Financial Consultant may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Financial Consultant for more information.

You do not pay an initial sales charge when you buy $1 million ($500,000 with respect to the Short/Intermediate U.S. Government Fund) or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge. See the description under “Class B deferred sales charge” as to how the deferred sales charge is calculated.

Qualifying for a reduced Class A sales charge. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sale charges that may be available to you when you purchase fund shares, you must inform your Financial Consultant or the fund’s transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another Financial Consultant, in order to verify your eligibility for reduced sales charges.

Accumulation Privilege — lets you combine the current value of Class A shares of the fund with Class A, B and C shares of Salomon Brothers funds that are owned by:

☐	you; or
☐	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.

Shares of Salomon Brothers money market funds may not be combined. Class C shares of Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Group Purchase — lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

Letter of Intent — lets you purchase Class A shares of Salomon Brothers funds over a 13-month period and pay the same sales charge, if any, on Class A shares as if all shares had been purchased at once. At the time you enter into the letter of intent you select your asset goal amount. All purchases of Class A, B, and C shares of any Salomon Brothers fund (other than a money market fund), that are subject to sales charge and that are purchased during the 13-month period by

☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Class C shares of Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

58         Salomon Brothers Funds

If you have purchased Salomon Brothers shares of Legg Mason Partners Funds (formerly named Smith Barney funds) for inclusion under a letter, please contact your Financial Consultant.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

■	directors and officers of any fund sponsored by Legg Mason or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father);
■	employees of the investment manager and their immediate families, or any full-time employee or registered representative of the distributors or of broker-dealers having dealer agreements with the distributors (“Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons);
■	any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds’ shares and their immediate families;
■	participants in certain “wrap-fee,” or asset allocation programs other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributors;
■	any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and have entered into agreements with the distributors;
■	separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts; and
■	non-qualified retirement plans and other third party retirement or savings programs.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Consultant or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant, consult the SAI or look at Legg Mason’s website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

Investment Series         59

Class B Shares

Class B deferred sales charge

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon exchange for Class B shares of another fund.

The deferred sales charge decreases as the number of years since your purchase increases.

	Year(s) Since Purchase Order
Deferred sales charge as a percentage of dollar amount subject to charge	1st year	greater than 1 year and up to 2 years	greater than 2 years and up to 4 years	greater than 4 years and up to 5 years	greater than 5 years and up to 6 years	greater than 6 years
Balanced, Capital, Investors Value, Mid Cap and Small Cap Growth	5%	4%	3%	2%	1%	0%

California Tax Free Bond, High Yield Bond, National Tax Free Bond, New York Tax Free Bond and Strategic Bond Fund	4%	3%	2%	1%	1%	0%

Short/Intermediate U.S. Government Fund	2%	1.75%	1.50%	1.25%	1%	0%

LMIS will pay Financial Consultants, including CGM, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares of each fund they sell (except Financial Consultants selling Class B shares of the Short/Intermediate U.S. Government Fund who receive a commission at the time of sale of 2.00%), and LMIS will retain the deferred sales charges. Financial Consultants also receive a service fee at an annual rate equal to 0.25% of average daily net assets represented by the Class B shares of each fund serviced by them.

Calculation of deferred sales charge. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

Shares are redeemed in this order:

■	Shares that represent appreciation;
■	Shares representing reinvested distributions and dividends;
■	Other shares that are not subject to the deferred sales charge; and
■	Class B shares held longest.

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers. The deferred sales charge for each share class will generally be waived in connection with:

■	Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder;
■	Redemptions effected pursuant to each fund’s right to liquidate a shareholder’s account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size;
■	A tax-free return of an excess contribution to any retirement plan;
■	Exchanges;
■	Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI);
■	Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs;
■	Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI);
■	Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans; or
■	Redemption of shares by participants in certain “wrap-fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributors or the investment manager.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant, consult the SAI or look at the funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

60         Salomon Brothers Funds

Class B conversion. After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued at initial purchase	Shares issued on reinvestment of distributions and dividends	Shares issued upon exchange from another fund
Seven years after the date of purchase (for purposes of calculating the date of conversion all purchases are deemed made on the last business day of the month)	In same proportion that the number of Class B shares converting is to total Class B shares you own	On the date the shares originally acquired would have converted into Class A shares

Money Market Funds. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

Purchases prior to September 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

Class C Shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares (other than Class C shares of the Short/Intermediate U.S. Government Fund) within one year of purchase, you will pay a deferred sales charge of 1.00%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge.

LMIS will pay Financial Consultants, including CGM, selling Class C shares of Equity Funds a commission of up to 1.00% of the purchase price of the Class C shares of each fund they sell, and will retain the deferred sales charge and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Financial Consultants also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares of each fund serviced by them.

LMIS will pay Financial Consultants, including CGM, selling Class C shares of the Bond Funds, except the High Yield Bond Fund and Short/Intermediate U.S. Government Fund, a commission of up to 0.75% of the purchase price of the Class C shares of each fund they sell, and will retain the deferred sales charge and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Financial Consultants also receive an annual fee of up to 0.75% of the average daily net assets represented by the Class C shares of each fund serviced by them.

LMIS will pay Financial Consultants, including CGM, selling Class C shares of the High Yield Bond Fund a commission of up to 1.00% of the purchase price of the Class C shares of the fund they sell, and will retain the deferred sales charge and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Financial Consultants also receive an annual fee of up to 0.75% of the average daily net assets represented by the Class C shares of the fund serviced by them.

LMIS will pay Financial Consultants, including CGM, selling Class C shares of the Short/Intermediate U.S. Government Fund an annual fee of 0.75% average daily net assets represented by Class C shares of the fund serviced by them which will begin to accrue immediately after settlement.

Effective as of April 29, 2004, Class 2 shares of the funds were renamed Class C shares.

Purchases prior to September 14, 1998. Class C shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

Class O Shares

You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or deferred sales charges on these shares.

Class Y Shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement ($15.0 million for High Yield Bond and Strategic Bond Funds). The initial investment minimum may be waived for certain omnibus and individual positions held by clients in certain distributor affiliated investment programs.

Investment Series         61

Buying shares and exchanging shares

You may purchase shares directly from a fund by opening an account with the funds’ transfer agent, PFPC, or you may purchase shares through your broker-dealer or other financial intermediary, if the intermediary has entered into an agreement with a distributor for the funds (your “Financial Consultant”). If you purchase and hold the shares through your Financial Consultant, your Financial Consultant may have its own procedures relating to purchases, redemptions and exchanges, and may charge you certain fees that are not described here. Please consult your Financial Consultant.

Buying shares by mail

You may make subsequent purchases by mail or, if you elect, by wire.

■  Shares of each fund may be initially purchased through PFPC by completing an Account Application and forwarding it to the transfer agent. Shares may also be purchased from your Financial Consultant in accordance with procedures established by your Financial Consultant.

■  Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through your Financial Consultant. If an investor’s purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder’s account. If you redeem shares purchased by check before the check clears, your redemption proceeds may be delayed for up to 10 days.

■  Write the transfer agent at the following address:

[name of fund]

c/o PFPC

P.O. Box 9699

Providence, RI 02940-9699

Buying shares by wire

Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required, but is recommended. You should instruct the wiring bank to transmit the specified amount in federal funds to:

PNC Bank

Pittsburgh, PA

ABA No. 031000053

Account No. 8606904975

Attn: [name of fund]

Salomon Brothers Mutual Fund Account Name:

Salomon Brothers Mutual Fund Account Number:

To ensure prompt credit to their accounts, you or your Financial Consultant should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

All Funds Except Cash Management Fund and New York Municipal Money Market Fund	Purchase is Effective
Payment wired in federal funds or check received	If order and federal funds or check is received by the fund or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time):	On that day
	If order and federal funds or check is received by the fund or its agent after the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time):	On the business day following receipt

Cash Management Fund and New York Municipal Money Market Fund	Purchase is Effective		Dividends Begin
Payment wired in federal funds or check received	If order and federal funds or check is received by the fund or its agent before noon, Eastern time:	At noon, Eastern time on that day	On that day
	If order and federal funds or check is received by the fund or its agent after noon, Eastern time:	At noon, Eastern time on the business day following receipt	On the next business day

62         Salomon Brothers Funds

Automatic investment plan	You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

■ Amounts transferred must be at least $25 per transfer.

■ If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

For more information, contact your Financial Consultant or consult the SAI.

Exchange privilege

You may exchange shares of any fund for shares of the same class of another Salomon Brothers fund.

■ Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

■ Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

■ If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

■ Generally, if you exchange Class C shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class C shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

■ You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

Systematic Exchange	You may request that shares of any class of a fund be exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in your Systematic Exchange Application.

Investment Series         63

Redeeming shares

If you hold your shares through a Financial Consultant, your Financial Consultant may have its own redemption procedures, and may charge you certain fees that are not described here. Please consult your Financial Consultant.

Redemptions by mail

You may redeem some or all of your shares by sending your redemption request in proper form to:

PFPC Inc.

c/o Salomon Brothers Investment Series

P.O. Box 9699

Providence, RI 02940-9699.

The written request for redemption must be in good order. This means that you have provided the following information in order to be processed:

■   Name of the fund;

■   Account number;

■   Dollar amount or number of shares to redeem;

■   Signature of each owner exactly as account is registered; and

■   Other documentation required by the transfer agent.

To be in good order, your request must include a signature guarantee if:

■   The proceeds of the redemption exceed $50,000;

■   The proceeds are not paid to the record owner(s) at the record address;

■   The shareholder(s) has had an address change in the past 45 days; or

■   The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary.

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

Redemptions by fax	You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the transfer agent at (508) 599-1782. If fax redemptions are not available for any reason, you may use the funds’ redemption by mail procedure described above.

Redemption payments

In all cases, your redemption price is the net asset value next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds may be delayed up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.

If shares of Cash Management Fund or New York Municipal Money Market Fund are redeemed before noon, Eastern time, you will not receive that day’s dividends. You will receive that day’s dividends if you redeem after noon, Eastern time.

Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include signature guarantees.

Redemptions through selected dealers	If you hold your shares through a Financial Consultant, you may transmit your redemption request to that Financial Consultant. Redemption orders received by your Financial Consultant before the NYSE closes and which are timely transmitted to the transfer agent are effective that day. With respect to the Cash Management Fund and the New York Municipal Money Market Fund, redemption requests received by your Financial Consultant and transmitted to the fund or its agent by 12:00 p.m., Eastern time, on any day the NYSE is open, will generally be effected on that same day. It is the responsibility of your Financial Consultant to transmit orders on a timely basis to the transfer agent. Your Financial Consultant may charge you a fee for executing your order.

64         Salomon Brothers Funds

Redemptions by wire	You may redeem shares by wire in amounts of $500 or more if redemption by wire has been elected on your Account Application. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

■  Telephone the redemption request to the transfer agent at (800) 446-1013; or

■  Mail the request to the transfer agent at the address listed above.

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Account Application. If you wish to wire redemptions to a different account, we must receive written instructions from you with a signature guarantee. With respect to the Cash Management Fund and New York Municipal Money Market Fund, if the transfer agent receives the wire request by 12:00 p.m., Eastern time, on any day the NYSE is open, the redemption proceeds generally will be transmitted to your bank that same day. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with receiving wires.

Redemptions by telephone	You may redeem shares by telephone unless you have elected not to participate in telephone redemptions on your Account Application, and the proceeds must be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time on any day the NYSE is open. If telephone redemptions are not available for any reason, you may use the fund’s regular redemption procedure described above.

Automatic cash withdrawal plan	You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $25 if made monthly.

Checkwriting privilege	Check writing is available for Class A and Class O shareholders of the Cash Management Fund and the New York Municipal Money Market Fund only. You must elect the checkwriting privilege option on your Account Application. The redemption of shares may be made using redemption checks provided by the transfer agent. There is no charge for this service. The check must be for amounts of $500 or more. You will continue to earn dividends on the shares redeemed until the check clears the banking system. A fee of $10 will be charged if there are insufficient funds to cover the amount of the check.

Investment Series         65

Share transactions

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the shares of any fund in your account is less than $500 ($250 in the case of an IRA or self-employed retirement plan), for any reason (including solely due to declines in net asset value and/or failure to invest at least $ 500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. A fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

A fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Financial Consultant or the transfer agent or consult the SAI.

Shareholder certificates

Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the funds and their long-term shareholders, the Boards of the funds (other than the money market funds) have approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the investment manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Boards have not adopted any specific restrictions on purchases and sales of fund shares, but each fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the investment manager believes to be obvious market timing, the investment manager will seek to block future purchases and exchanges of fund shares by that account.

Where surveillance of a particular account indicates activity that the investment manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The funds’ policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the investment manager and its affiliates, other than money market funds. Additionally, each fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market timing and similar abusive practices.

The funds’ policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and each fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by a fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the funds have not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. A fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that its Board may adopt in the future.

66         Salomon Brothers Funds

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Boards of the money market funds have not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Boards also believe that money market funds such as the fund are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of any fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the investment manager, which could detract from the fund’s performance.

Share price

You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next determined after receipt of your request in good order. Each fund’s net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares of a fund. Each fund calculates its net asset value every day the NYSE is open. Each fund except Cash Management Fund and New York Municipal Money Market Fund calculates its net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). Cash Management Fund and New York Municipal Money Market Fund each calculates its net asset value at 12:00 p.m., Eastern time. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the fund accelerates calculation of net asset value and transaction deadlines to the actual closing time.

The Boards of the funds have approved procedures to be used to value the funds’ securities for the purposes of determining a fund’s net asset value. The valuation of the securities of each fund is determined in good faith by or under the direction of the fund board. The Boards have delegated certain valuation functions for the funds to the managers. The same set of procedures is used to value the securities of all of the funds described in this prospectus, except for the money market funds, which have their own procedures. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular fund.

Each fund (other than the money market funds) generally values its securities based on market prices determined at the close of regular trading on the NYSE. A fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by a fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the investment manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the investment manager believes that they are unreliable, the investment manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. A fund may also use fair value procedures if the investment manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before such fund prices its shares. Each fund that holds foreign equity securities uses a fair value model developed by an independent third party pricing service to price those securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the investment manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its net asset value.

Cash Management Fund and New York Municipal Money Market Fund each uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares of a fund (other than a money market fund) at that day’s price, your order must be placed with the fund or its agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Orders for money market funds must be received by 12:00 p.m., Eastern time.

It is the responsibility of members of the funds’ selling group to transmit all orders to buy, exchange or redeem shares to the funds’ transfer agent on a timely basis.

Investment Series         67

Rights of the funds

Each fund has the right to:

■	Suspend the offering of shares;
■	Change or terminate shareholder programs;
■	Waive or change minimum and additional investment amounts;
■	Reject any purchase or exchange order;
■	Change, revoke or suspend the exchange privilege;
■	Suspend telephone transactions; and
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Redemptions in kind

Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

68         Salomon Brothers Funds

Dividends, distributions and taxes

Dividends and distributions

Annual distributions of income and capital gains normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as follows:

Fund	Dividends Declared	Income Dividend Distributions	Capital Gain Distributions		Distributions Mostly From
Balanced Fund	quarterly	quarterly	annually		both

California Tax Free Bond Fund	daily	monthly	annually		income

Capital Fund	annually	annually	annually		gain

Cash Management Fund	daily (to shareholders of record at 12:00 noon)	monthly	annually	*	income

High Yield Bond Fund	daily	monthly	annually		income

Investors Value Fund	quarterly	quarterly	annually		gain

Mid Cap Fund	annually	annually	annually		gain

National Tax Free Bond Fund	daily	monthly	annually		income

New York Municipal Money Market Fund	daily (to shareholders of record at 12:00 noon)	monthly	annually	*	income

New York Tax Free Bond Fund	daily	monthly	annually		income

Short/Intermediate U.S. Government Fund	daily	monthly	annually		income

Small Cap Growth Fund	annually	annually	annually		gain

Strategic Bond Fund	daily	monthly	annually		income

*	Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

Taxes

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

In general, you may have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as the result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Exempt-interest dividends	Exempt from income tax (see below)

Distributions of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Investment Series         69

Distributions of net capital gain (i.e. the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax exempt municipal bonds as exempt-interest dividends. These dividends are generally excluded from gross income for federal income tax purposes, but may be subject to state and local income taxes. The New York Tax Free Bond Fund’s and the New York Municipal Money Market Fund’s exempt-interest dividends will be exempt from New York State and New York City personal income taxes to the extent paid from interest on New York municipal securities, and the California Tax Free Bond Fund’s exempt-interest dividends will be exempt from California State personal income taxes to the extent paid from interest on California municipal securities. Exempt-interest dividends may increase your federal alternative minimum tax liability, and may increase the tax on social security and railroad retirement benefits.

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, a fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on taxable dividends and other payments that are subject to such withholding. Subject to certain limitations, dividends paid to certain foreign shareholders will be exempt from withholding of U.S. federal income tax through 2007 to the extent such dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” In addition, if you do not provide a fund with certain certifications (including, if you are a U.S. citizen or resident, your taxpayer identification number), you will be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on foreign shareholders. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

70         Salomon Brothers Funds

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2005 in the following tables has been derived from each fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in the annual report (available upon request). Except as noted below, the financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following tables were audited by another independent registered public accounting firm.

The information in the financial highlights tables for the fiscal years ended December 31, 2002, 2003 and 2004 for each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund was audited by KPMG LLP, an independent registered public accounting firm, whose report, along with those funds’ financial statements, is included in their annual report (available upon request). The information in the financial highlights tables for the fiscal year ended December 31, 2001 for each of these funds was audited by other independent registered public accounting firms.

Balanced Fund

	Class A Shares(1)							Class B Shares(1)

	Year Ended December 31,

	2005		2004		2003	2002	2001	2005		2004		2003	2002	2001
Net asset value, beginning of year	$13.13		$12.89		$11.48	$12.39	$12.84	$13.03		$12.80		$11.41	$12.32	$12.77

Income (loss) from operations:
Net investment income	0.29		0.32		0.32	0.39	0.48	0.17		0.21		0.23	0.30	0.39
Net realized and unrealized gain (loss)	0.06		0.57		1.57	(0.80)	(0.36)	0.07		0.58		1.55	(0.79)	(0.35)

Total income (loss) from operations	0.35		0.89		1.89	(0.41)	0.12	0.24		0.79		1.78	(0.49)	0.04

Less distributions from:
Net investment income	(0.36)		(0.29)		(0.30)	(0.35)	(0.46)	(0.27)		(0.20)		(0.21)	(0.27)	(0.38)
Net realized gains	(0.16)		(0.36)		(0.18)	(0.15)	(0.11)	(0.16)		(0.36)		(0.18)	(0.15)	(0.11)

Total distributions	(0.52)		(0.65)		(0.48)	(0.50)	(0.57)	(0.43)		(0.56)		(0.39)	(0.42)	(0.49)

Net asset value, end of year	$12.96		$13.13		$12.89	$11.48	$12.39	$12.84		$13.03		$12.80	$11.41	$12.32

Total return(2)	2.73%		7.00%		16.86%	(3.32)%	0.96%	1.86%		6.23%		15.94%	(4.02)%	0.30%

Net assets, end of year (000s)	$54,044		$62,967		$51,639	$29,341	$25,607	$18,434		$24,166		$34,972	$44,574	$61,485

Ratios to average net assets:
Gross expenses	1.26%		1.19%		1.27%	1.24%	1.25%	2.11%		1.94%		2.00%	1.99%	1.88%
Net expenses	1.26		1.04	(3)	0.95 (3)	0.95 (3)	0.95 (3)	2.11		1.80	(3)	1.70 (3)	1.70 (3)	1.69 (3)
Net investment income	2.22		2.47		2.64	3.24	3.79	1.36		1.64		1.94	2.46	3.05

Portfolio turnover rate	31	%(4)	54	%(4)	93%	36%	55%	31	%(4)	54	%(4)	93%	36%	55%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 199% and 207% for 2005 and 2004, respectively.
(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

72         Salomon Brothers Funds

Balanced Fund

Class C Shares(1)(5)							Class O Shares(1)

Year Ended December 31,

2005		2004		2003	2002	2001	2005		2004		2003	2002	2001
$13.07		$12.84		$11.44	$12.35	$12.81	$13.26		$12.98		$11.56	$12.47	$12.91

0.19		0.22		0.23	0.30	0.38	0.33		0.36		0.36	0.42	0.52
0.07		0.57		1.56	(0.79)	(0.35)	0.04		0.60		1.57	(0.80)	(0.36)

0.26		0.79		1.79	(0.49)	0.03	0.37		0.96		1.93	(0.38)	0.16

(0.27)		(0.20)		(0.21)	(0.27)	(0.38)	(0.39)		(0.32)		(0.33)	(0.38)	(0.49)
(0.16)		(0.36)		(0.18)	(0.15)	(0.11)	(0.16)		(0.36)		(0.18)	(0.15)	(0.11)

(0.43)		(0.56)		(0.39)	(0.42)	(0.49)	(0.55)		(0.68)		(0.51)	(0.53)	(0.60)

$12.90		$13.07		$12.84	$11.44	$12.35	$13.08		$13.26		$12.98	$11.56	$12.47

2.02%		6.21%		15.99%	(4.01)%	0.22%	2.88%		7.52%		17.12%	(3.06)%	1.26%

$24,458		$32,926		$33,069	$18,168	$16,564	$1,834		$1,848		$1,753	$1,487	$1,150

1.98%		1.92%		1.93%	1.99%	1.84%	0.97%		0.89%		0.86%	0.99%	0.79%
1.98		1.77	(3)	1.70 (3)	1.70 (3)	1.69 (3)	0.97		0.75	(3)	0.70 (3)	0.70 (3)	0.70 (3)
1.49		1.71		1.88	2.48	3.03	2.51		2.77		2.92	3.47	4.03

31	%(4)	54	%(4)	93%	36%	55%	31	%(4)	54	%(4)	93%	36%	55%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 199% and 207% for 2005 and 2004, respectively.
(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Investment Series         73

California Tax Free Bond Fund

	Class A Shares					Class B Shares(1)

	Year Ended December 31,

	2005(1)	2004(1)	2003(1)	2002(1)	2001	2005	2004	2003	2002	2001(6)
Net asset value, beginning of year	$10.63	$10.70	$10.63	$10.17	$10.31	$10.64	$10.71	$10.63	$10.18	$10.51

Income (loss) from operations:
Net investment income	0.41	0.40	0.39	0.39	0.43	0.33	0.32	0.31	0.30	0.07
Net realized and unrealized gain (loss)	(0.28)	(0.07)	0.07	0.46	(0.14)	(0.27)	(0.07)	0.08	0.46	(0.32)

Total income (loss) from operations	0.13	0.33	0.46	0.85	0.29	0.06	0.25	0.39	0.76	(0.25)

Less distributions from:
Net investment income	(0.40)	(0.40)	(0.39)	(0.39)	(0.43)	(0.33)	(0.32)	(0.31)	(0.31)	(0.08)

Total distributions	(0.40)	(0.40)	(0.39)	(0.39)	(0.43)	(0.33)	(0.32)	(0.31)	(0.31)	(0.08)

Net asset value, end of year	$10.36	$10.63	$10.70	$10.63	$10.17	$10.37	$10.64	$10.71	$10.63	$10.18

Total return(2)	1.29%	3.19%	4.40%	8.47%	2.83%	0.54%	2.42%	3.70%	7.66%	(2.39)%

Net assets, end of year (000s)	$9,310	$11,242	$13,009	$15,280	$16,332	$134	$127	$178	$247	$52

Ratios to average net assets:
Gross expenses	2.43%	1.97%	1.40%	2.05%	2.43%	3.47%	2.70%	2.11%	2.76%	3.19	%(7)
Net expenses(3)(4)	0.80	0.80	0.80	0.80	0.80 (5)	1.55	1.55	1.55	1.53	1.56	(7)(8)
Net investment income	3.87	3.80	3.64	3.71	4.04	3.11	3.04	2.86	2.88	3.23	(7)

Portfolio turnover rate	10%	5%	0%	9%	8%	10%	5%	0%	9%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.30% for Class C shares and 0.55% for Class O shares.
(5)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 0.81%.
(6)	For the period October 5, 2001 (inception date) to December 31, 2001.
(7)	Annualized.
(8)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 1.57%.
(9)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(10)	For the period September 9, 2002 (inception date) to December 31, 2002.
(11)	For the period October 9, 2002 (inception date) to December 31, 2002.

74         Salomon Brothers Funds

California Tax Free Bond Fund

Class C Shares(1)(9)					Class O Shares(1)

Year Ended December 31,

2005	2004	2003	2002(10)		2005	2004	2003	2002(11)
$10.63	$10.70	$10.63	$10.76		$10.63	$10.71	$10.63	$10.81

0.35	0.35	0.33	0.10		0.43	0.43	0.42	0.09
(0.27)	(0.07)	0.07	(0.13)		(0.27)	(0.08)	0.08	(0.18)

0.08	0.28	0.40	(0.03)		0.16	0.35	0.50	(0.09)

(0.35)	(0.35)	(0.33)	(0.10)		(0.43)	(0.43)	(0.42)	(0.09)

(0.35)	(0.35)	(0.33)	(0.10)		(0.43)	(0.43)	(0.42)	(0.09)

$10.36	$10.63	$10.70	$10.63		$10.36	$10.63	$10.71	$10.63

0.79%	2.67%	3.87%	(0.28)%		1.57%	3.35%	4.76%	(0.79)%

$38	$37	$27	$26		$2	$2	$2	$2

3.45%	2.60%	1.89%	2.51	%(7)	6.00%	1.73%	1.06%	1.70	%(7)
1.30	1.29	1.30	1.30	(7)	0.55	0.53	0.45	0.47	(7)
3.36	3.27	3.14	3.07	(7)	4.14	4.03	3.94	3.94	(7)

10%	5%	0%	9%		10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.30% for Class C shares and 0.55% for Class O shares.
(5)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 0.81%.
(6)	For the period October 5, 2001 (inception date) to December 31, 2001.
(7)	Annualized.
(8)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 1.57%.
(9)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(10)	For the period September 9, 2002 (inception date) to December 31, 2002.
(11)	For the period October 9, 2002 (inception date) to December 31, 2002.

Investment Series         75

Capital Fund

	Class A Shares(1)					Class B Shares(1)

	Year Ended December 31,

	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of year	$30.42	$27.04	$18.87	$25.09	$25.44	$29.01	$26.02	$18.28	$24.45	$24.86

Income (loss) from operations:
Net investment income (loss)	0.03	(0.02)	0.05	0.13	0.24	(0.22)	(0.24)	(0.14)	(0.05)	0.04
Net realized and unrealized gain (loss)	2.26	3.87	8.18	(6.30)	0.16	2.14	3.70	7.90	(6.12)	0.16

Total income (loss) from operations	2.29	3.85	8.23	(6.17)	0.40	1.92	3.46	7.76	(6.17)	0.20

Less distributions from:
Net investment income	—	—	(0.02)	(0.05)	(0.20)	—	—	(0.01)	—	(0.06)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.04)	—	—	—	—	(0.01)	—	—

Total distributions	(3.21)	(0.47)	(0.06)	(0.05)	(0.75)	(3.21)	(0.47)	(0.02)	—	(0.61)

Net asset value, end of year	$29.50	$30.42	$27.04	$18.87	$25.09	$27.72	$29.01	$26.02	$18.28	$24.45

Total return(3)	7.52%	14.24%	43.75%	(24.64)%	1.60%	6.59%	13.30%	42.48%	(25.24)%	0.80%

Net assets, end of year (000s)	$353,098	$351,092	$336,324	$219,140	$277,998	$397,242	$415,006	$405,893	$299,391	$363,817

Ratios to average net assets:
Expenses	1.11%	1.02%	1.08%	1.12%	1.07%	1.97%	1.85%	1.94%	1.95%	1.86%
Net investment income (loss)	0.09	(0.07)	0.21	0.61	0.94	(0.77)	(0.90)	(0.65)	(0.22)	0.15

Portfolio turnover rate	265%	131%	107%	107%	72%	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period January 31, 2001 (inception date) to December 31, 2001.
(3)	Total returns for periods of less than one year are not annualized.
(4)	Total return for the year was affected by 6.21% due to significant redemption. If the effect of the redemption was not included, the total return would have been lower.
(5)	Annualized.
(6)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Cash Management Fund

	Class A Shares					Class B Shares

	Year Ended December 31,

	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.028	0.009	0.007	0.013	0.035	0.028	0.009	0.007	0.013	0.035

Distributions from net investment income and net realized gains	(0.028)	(0.009)	(0.007)	(0.013)	(0.035)	(0.028)	(0.009)	(0.007)	(0.013)	(0.035)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return(1)	2.81%	0.88%	0.68%	1.30%	3.59%	2.81%	0.88%	0.68%	1.30%	3.59%

Net assets, end of year (000s)	$8,140	$6.774	$22,242	$12,690	$18,083	$6,072	$6,758	$8,325	$12,927	$7,459

Ratios to average net assets:
Gross expenses	1.07%	1.06%	0.72%	0.79%	0.82%	0.88%	1.06%	0.81%	0.80%	0.83%
Net expenses(2)(3)	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
Net investment income	2.76	0.77	0.66	1.30	3.22	2.74	0.86	0.69	1.25	3.57

Before applicable waiver of management fee, expenses absorbed by SaBAM and credits earned on custodian cash balances, expense ratios would have been:	1.07%	1.06%	0.72%	0.79%	0.82%	0.88%	1.06%	0.81%	0.80%	0.83%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

76         Salomon Brothers Funds

Capital Fund

Class C Shares(1)(6)					Class O Shares(1)					Class Y Shares(1)

Year Ended December 31,

2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004		2003	2002	2001(2)
$29.07	$26.07	$18.31	$24.50	$24.90	$30.98	$27.42	$19.08	$25.27	$25.61	$33.05	$27.46		$19.10	$25.30	$27.48

(0.22)	(0.24)	(0.13)	(0.05)	0.04	0.17	0.09	0.14	0.23	0.34	0.10	0.06		0.15	0.24	0.30
2.16	3.71	7.91	(6.14)	0.17	2.31	3.94	8.28	(6.34)	0.16	2.37	6.00		8.29	(6.36)	(1.67)

1.94	3.47	7.78	(6.19)	0.21	2.48	4.03	8.42	(6.11)	0.50	2.47	6.06		8.44	(6.12)	(1.37)

—	—	(0.01)	—	(0.06)	—	—	(0.03)	(0.08)	(0.29)	—	—		(0.03)	(0.08)	(0.26)
(3.21)	(0.47)	—	—	(0.55)	(3.21)	(0.47)	—	—	(0.55)	(3.21)	(0.47)		—	—	(0.55)
—	—	(0.01)	—	—	—	—	(0.05)	—	—	—	—		(0.05)	—	—

(3.21)	(0.47)	(0.02)	—	(0.61)	(3.21)	(0.47)	(0.08)	(0.08)	(0.84)	(3.21)	(0.47)		(0.08)	(0.08)	(0.81)

$27.80	$29.07	$26.07	$18.31	$24.50	$30.25	$30.98	$27.42	$19.08	$25.27	$32.31	$33.05		$27.46	$19.10	$25.30

6.65%	13.31%	42.52%	(25.27)%	0.83%	8.01%	14.70%	44.34%	(24.26)%	2.00%	7.47%	22.07	%(4)	44.40%	(24.27)%	(4.95)%

$504,642	$492,644	$518,298	$354,434	$389,731	$406,387	$344,239	$294,073	$187,241	$221,979	$1,038	$97		$32,927	$22,807	$44,277

1.94%	1.83%	1.92%	1.96%	1.84%	0.67%	0.64%	0.65%	0.67%	0.67%	1.06%	0.59%		0.63%	0.65%	0.66	%(5)
(0.74)	(0.88)	(0.63)	(0.22)	0.16	0.54	0.33	0.64	1.07	1.32	0.30	0.21		0.66	1.07	1.33	(5)

265%	131%	107%	107%	72%	265%	131%	107%	107%	72%	265%	131%		107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period January 31, 2001 (inception date) to December 31, 2001.
(3)	Total returns for periods of less than one year are not annualized.
(4)	Total return for the year was affected by 6.21% due to significant redemption. If the effect of the redemption was not included, the total return would have been lower.
(5)	Annualized.
(6)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Cash Management Fund

Class C Shares(4)					Class O Shares

Year Ended December 31,

2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

0.028	0.009	0.007	0.013	0.035	0.028	0.009	0.007	0.013	0.035

(0.028)	(0.009)	(0.007)	(0.013)	(0.035)	(0.028)	(0.009)	(0.007)	(0.013)	(0.035)

$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

2.81%	0.88%	0.68%	1.30%	3.59%	2.81%	0.88%	0.68%	1.30%	3.59%

$2,516	$2,997	$2,760	$9,109	$4,061	$2,121	$3,024	$3,688	$15,982	$5,816

0.80%	1.06%	0.83%	0.80%	0.83%	2.17%	1.06%	1.96%	0.80%	0.83%
0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
2.76	0.82	0.70	1.24	3.25	2.74	0.87	0.70	1.25	3.43

0.80%	1.06%	0.83%	0.80%	0.83%	2.17%	1.06%	1.96%	0.80%	0.83%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Investment Series         77

High Yield Bond Fund

	Class A Shares(1)					Class B Shares(1)

	Year Ended December 31,

	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.59	$8.29	$7.23	$7.52	$8.10	$8.65	$8.34	$7.27	$7.55	$8.13

Income (loss) from operations:
Net investment income	0.56	0.58	0.59	0.64	0.80	0.49	0.52	0.53	0.59	0.75
Net realized and unrealized gain (loss)	(0.22)	0.29	1.07	(0.19)	(0.47)	(0.24)	0.30	1.08	(0.18)	(0.49)

Total income from operations	0.34	0.87	1.66	0.45	0.33	0.25	0.82	1.61	0.41	0.26

Less distributions from:
Net investment income	(0.57)	(0.57)	(0.60)	(0.64)	(0.79)	(0.50)	(0.51)	(0.54)	(0.60)	(0.73)
Return of capital	—	—	—	(0.10)	(0.12)	—	—	—	(0.09)	(0.11)

Total distributions	(0.57)	(0.57)	(0.60)	(0.74)	(0.91)	(0.50)	(0.51)	(0.54)	(0.69)	(0.84)

Net asset value, end of year	$8.36	$8.59	$8.29	$7.23	$7.52	$8.40	$8.65	$8.34	$7.27	$7.55

Total return(5)	4.08%	10.97%	23.83%	6.42%	4.21%	3.04%	10.22%	22.91%	5.77%	3.27%

Net assets, end of year (000s)	$693,116	$1,535,433	$1,148,273	$196,733	$102,706	$135,186	$187,303	$235,293	$194,187	$214,204

Ratios to average net assets:
Expenses	1.19%	1.20%	1.25%	1.31%	1.28%	2.02%	1.98%	2.01%	2.07%	2.03%
Net investment income	6.59	7.02	7.34	8.86	10.14	5.81	6.25	6.74	8.12	9.44

Portfolio turnover rate	64%	54%	78%	106%	131%	64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period April 2, 2003 (inception date) to December 31, 2003.
(4)	Annualized.
(5)	Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

Investors Value Fund

	Class A Shares(1)					Class B Shares(1)

	Year Ended December 31,

	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of year	$20.55	$19.07	$14.69	$18.97	$20.41	$20.13	$18.70	$14.40	$18.63	$20.09

Income (loss) from operations:
Net investment income (loss)	0.23	0.29	0.22	0.19	0.14	0.03	0.10	0.07	0.02	(0.03)
Net realized and unrealized gain (loss)	1.01	1.70	4.38	(4.31)	(1.02)	1.00	1.67	4.31	(4.21)	(1.00)

Total income (loss) from operations	1.24	1.99	4.60	(4.12)	(0.88)	1.03	1.77	4.38	(4.19)	(1.03)

Less distributions from:
Net investment income	(0.23)	(0.28)	(0.22)	(0.16)	(0.14)	(0.05)	(0.11)	(0.08)	(0.04)	(0.01)
Net realized gains	(1.13)	(0.23)	—	—	(0.42)	(1.13)	(0.23)	—	—	(0.42)

Total distributions	(1.36)	(0.51)	(0.22)	(0.16)	(0.56)	(1.18)	(0.34)	(0.08)	(0.04)	(0.43)

Net asset value, end of year	$20.43	$20.55	$19.07	$14.69	$18.97	$19.98	$20.13	$18.70	$14.40	$18.63

Total return(4)	6.15%	10.50%	31.59%	(21.76)%	(4.43)%	5.16%	9.46%	30.52%	(22.52)%	(5.28)%

Net assets, end of year (000s)	$314,069	$308,990	$270,317	$185,308	$160,688	$36,803	$43,386	$49,915	$54,897	$83,335

Ratios to average net assets:
Expenses	0.93%	0.88%	0.96%	0.91%	1.03%	1.89%	1.78%	1.83%	1.85%	1.90%
Net investment income (loss)	1.13	1.46	1.32	1.19	0.70	0.16	0.51	0.45	0.13	(0.17)

Portfolio turnover rate	53%	36%	34%	44%	43%	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.
(3)	For the period July 16, 2001 (inception date) to December 31, 2001.
(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

78         Salomon Brothers Funds

High Yield Bond Fund

Class C Shares(1)(2)					Class O Shares(1)					Class Y Shares(1)

Year Ended December 31,

2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003(3)
$8.68	$8.38	$7.30	$7.59	$8.16	$8.59	$8.29	$7.22	$7.51	$8.10	$8.58	$8.28	$7.58

0.52	0.55	0.56	0.61	0.76	0.59	0.61	0.62	0.67	0.84	0.59	0.56	0.38
(0.23)	0.29	1.09	(0.19)	(0.47)	(0.23)	0.29	1.08	(0.19)	(0.49)	(0.24)	0.34	0.78

0.29	0.84	1.65	0.42	0.29	0.36	0.90	1.70	0.48	0.35	0.35	0.90	1.16

(0.53)	(0.54)	(0.57)	(0.61)	(0.75)	(0.60)	(0.60)	(0.63)	(0.67)	(0.82)	(0.59)	(0.60)	(0.46)
—	—	—	(0.10)	(0.11)	—	—	—	(0.10)	(0.12)	—	—	—

(0.53)	(0.54)	(0.57)	(0.71)	(0.86)	(0.60)	(0.60)	(0.63)	(0.77)	(0.94)	(0.59)	(0.60)	(0.46)

$8.44	$8.68	$8.38	$7.30	$7.59	$8.35	$8.59	$8.29	$7.22	$7.51	$8.34	$8.58	$8.28

3.44%	10.42%	23.36%	5.93%	3.59%	4.33%	11.39%	24.41%	6.89%	4.50%	4.29%	11.36%	15.70%

$235,117	$292,918	$317,704	$128,759	$77,726	$101,886	$117,197	$94,445	$47,874	$24,990	$67,288	$60,569	$11,293

1.73%	1.70%	1.71%	1.80%	1.77%	0.83%	0.84%	0.86%	0.92%	0.87%	0.85%	0.87%	0.88	%(4)
6.10	6.52	6.93	8.36	9.64	6.97	7.37	7.87	9.31	10.54	6.96	7.23	7.34	(4)

64%	54%	78%	106%	131%	64%	54%	78%	106%	131%	64%	54%	78%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period April 2, 2003 (inception date) to December 31, 2003.
(4)	Annualized.
(5)	Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

Investors Value Fund

Class C Shares(1)(2)					Class O Shares(1)					Class Y Shares(1)

Year Ended December 31,

2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001(3)
$20.20	$18.76	$14.45	$18.69	$20.13	$20.52	$19.04	$14.66	$18.94	$20.38	$20.52	$19.05	$14.66	$18.94	$19.41

0.05	0.11	0.08	0.04	(0.03)	0.30	0.34	0.26	0.23	0.19	0.31	0.34	0.27	0.26	0.08
0.99	1.68	4.32	(4.24)	(0.98)	1.01	1.71	4.39	(4.31)	(1.02)	1.02	1.70	4.39	(4.34)	(0.46)

1.04	1.79	4.40	(4.20)	(1.01)	1.31	2.05	4.65	(4.08)	(0.83)	1.33	2.04	4.66	(4.08)	(0.38)

(0.06)	(0.12)	(0.09)	(0.04)	(0.01)	(0.30)	(0.34)	(0.27)	(0.20)	(0.19)	(0.31)	(0.34)	(0.27)	(0.20)	(0.09)
(1.13)	(0.23)	—	—	(0.42)	(1.13)	(0.23)	—	—	(0.42)	(1.13)	(0.23)	—	—	—

(1.19)	(0.35)	(0.09)	(0.04)	(0.43)	(1.43)	(0.57)	(0.27)	(0.20)	(0.61)	(1.44)	(0.57)	(0.27)	(0.20)	(0.09)

$20.05	$20.20	$18.76	$14.45	$18.69	$20.40	$20.52	$19.04	$14.66	$18.94	$20.41	$20.52	$19.05	$14.66	$18.94

5.20%	9.53%	30.54%	(22.47)%	(5.16)%	6.51%	10.83%	32.01%	(21.57)%	(4.17)%	6.59%	10.80%	32.10%	(21.56)%	(1.92)%

$52,771	$67,647	$68,296	$53,052	$72,607	$540,992	$789,928	$757,230	$493,344	$665,747	$830,486	$703,392	$554,537	$274,763	$61,002

1.81%	1.75%	1.79%	1.78%	1.86%	0.58%	0.60%	0.67%	0.63%	0.74%	0.54%	0.57%	0.66%	0.59%	0.73	%(5)
0.24	0.56	0.49	0.22	(0.14)	1.47	1.72	1.60	1.37	0.98	1.52	1.74	1.62	1.66	0.98	(5)

53%	36%	34%	44%	43%	53%	36%	34%	44%	43%	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.
(3)	For the period July 16, 2001 (inception date) to December 31, 2001.
(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

Investment Series         79

Mid Cap Fund

	Class A Shares(1)						Class B Shares(1)

	Year Ended December 31,

	2005	2004	2003	2002	2001(2)		2005	2004	2003	2002	2001(7)
Net asset value, beginning of year	$19.15	$16.89	$13.18	$16.47	$13.71		$18.75	$16.66	$13.10	$16.47	$16.31

Income (loss) from operations:
Net investment income (loss)	0.02	(0.10)	(0.08)	(0.06)	(0.01)		(0.12)	(0.23)	(0.19)	(0.16)	(0.01)
Net realized and unrealized gain (loss)	1.60	2.36	3.79	(3.23)	2.77		1.56	2.32	3.75	(3.21)	0.17

Total income (loss) from operations	1.62	2.26	3.71	(3.29)	2.76		1.44	2.09	3.56	(3.37)	0.16

Less distributions from:
Net investment income	(0.01)	—	—	—	—		—	—	—	—	—
Net realized gains	(0.99)	—	—	—	—		(0.99)	—	—	—	—

Total distributions	(1.00)	—	—	—	—		(0.99)	—	—	—	—

Net asset value, end of year	$19.77	$19.15	$16.89	$13.18	$16.47		$19.20	$18.75	$16.66	$13.10	$16.47

Total return(3)	8.50%	13.38%	28.15%	(19.98)%	3.65%		7.70%	12.55%	27.18%	(20.46)%	0.98%

Net assets, end of year (000s)	$3,149	$1,489	$270	$116	$47		$341	$291	$152	$108	$12

Ratios to average net assets:
Gross expenses	2.06%	2.08%	1.60%	1.91%	1.93	%(4)	3.96%	2.63%	2.33%	2.42%	2.73	%(4)
Net expenses(5)(6)	1.50	1.50	1.50	1.42	1.36	(4)	2.25	2.25	2.25	1.95	2.15	(4)
Net investment income (loss)	0.09	(0.56)	(0.56)	(0.44)	(0.69	)(4)	(0.63)	(1.37)	(1.31)	(0.99)	(1.50	)(4)

Portfolio turnover rate	34%	66%	78%	71%	26%		34%	66%	78%	71%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 30, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.08% for Class O shares.
(7)	For the period December 18, 2001 (inception date) to December 31, 2001.
(8)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(9)	For the period May 7, 2002 (inception date) to December 31, 2002.
(10)	For the period September 10, 2001 (inception date) to December 31, 2001.

80         Salomon Brothers Funds

Mid Cap Fund

Class C Shares(1)(8)					Class O Shares(1)

Year Ended December 31,

2005	2004	2003	2002(9)		2005	2004	2003	2002	2001(10)
$18.82	$16.72	$13.15	$16.43		$19.38	$17.02	$13.23	$16.48	$15.07

(0.11)	(0.24)	(0.19)	(0.04)		0.10	(0.04)	(0.02)	(0.02)	(0.01)
1.56	2.34	3.76	(3.24)		1.63	2.40	3.81	(3.23)	1.42

1.45	2.10	3.57	(3.28)		1.73	2.36	3.79	(3.25)	1.41

—	—	—	—		(0.10)	—	—	—	—
(0.99)	—	—	—		(0.99)	—	—	—	—

(0.99)	—	—	—		(1.09)	—	—	—	—

$19.28	$18.82	$16.72	$13.15		$20.02	$19.38	$17.02	$13.23	$16.48

7.73%	12.56%	27.15%	(19.96)%		8.94%	13.87%	28.65%	(19.72)%	(6.48)%

$354	$234	$109	$26		$19,200	$20,690	$20,350	$16,612	$22,935

3.94%	2.67%	2.35%	2.27	%(4)	1.41%	1.53%	1.33%	1.54%	2.97	%(4)
2.25	2.25	2.25	1.68	(4)	1.08	1.08	1.08	1.07	1.08	(4)
(0.58)	(1.38)	(1.31)	(0.51	)(4)	0.49	(0.24)	(0.13)	(0.13)	(0.17	)(4)

34%	66%	78%	71%		34%	66%	78%	71%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 30, 2001 (inception date) to December 31, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.08% for Class O shares.
(7)	For the period December 18, 2001 (inception date) to December 31, 2001.
(8)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(9)	For the period May 7, 2002 (inception date) to December 31, 2002.
(10)	For the period September 10, 2001 (inception date) to December 31, 2001.

Investment Series         81

National Tax Free Bond Fund

	Class A Shares					Class B Shares(1)

	Year Ended December 31,

	2005(1)	2004(1)	2003(1)	2002(1)	2001	2005	2004	2003	2002	2001(5)
Net asset value, beginning of year	$11.85	$11.91	$11.79	$11.13	$11.26	$11.87	$11.93	$11.80	$11.14	$11.46

Income (loss) from operations:
Net investment income	0.40	0.44	0.46	0.48	0.50	0.31	0.35	0.37	0.40	0.07
Net realized and unrealized gain (loss)	(0.09)	(0.06)	0.13	0.66	(0.12)	(0.10)	(0.06)	0.13	0.65	(0.31)

Total income (loss) from operations	0.31	0.38	0.59	1.14	0.38	0.21	0.29	0.50	1.05	(0.24)

Less distributions from:
Net investment income	(0.40)	(0.44)	(0.47)	(0.48)	(0.51)	(0.31)	(0.35)	(0.37)	(0.39)	(0.08)

Total distributions	(0.40)	(0.44)	(0.47)	(0.48)	(0.51)	(0.31)	(0.35)	(0.37)	(0.39)	(0.08)

Net asset value, end of year	$11.76	$11.85	$11.91	$11.79	$11.13	$11.77	$11.87	$11.93	$11.80	$11.14

Total return(2)	2.63%	3.28%	5.07%	10.41%	3.39%	1.78%	2.51%	4.35%	9.59%	(2.09)%

Net assets, end of year (000s)	$35,671	$37,343	$42,210	$50,325	$62,440	$2,271	$2,944	$4,330	$4,839	$4,599

Ratios to average net assets:
Gross expenses	1.39%	1.26%	1.10%	1.18%	1.52%	2.15%	2.01%	1.85%	1.91%	2.22	%(6)
Net expenses(3)(4)	0.75	0.75	0.75	0.76	0.80	1.50	1.50	1.50	1.49	1.53	(6)
Net investment income	3.37	3.73	3.92	4.22	4.28	2.63	2.98	3.16	3.43	3.55	(6)

Portfolio turnover rate	36%	41%	42%	12%	15%	36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75% for Class A shares. Prior to January 30, 2002, the expense limitation was 0.80% for Class A shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50% for Class B shares. Prior to January 30, 2002, the expense limitation was 1.55% for Class B shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25% for Class C shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.50% for Class O shares.
(5)	For the period October 12, 2001 (inception date) to December 31, 2001.
(6)	Annualized.
(7)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(8)	For the period November 19, 2001 (inception date) to December 31, 2001.

New York Municipal Money Market Fund

	Class A Shares					Class O Shares

	Year Ended December 31,					Year Ended December 31,

	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.019	0.007	0.006	0.012	$0.025	0.018	0.007	0.006	0.012	0.025
Dividends from net investment income and net realized gain	(0.019)	(0.007)	(0.006)	(0.012)	(0.025)	(0.018)	(0.007)	(0.006)	(0.012)	(0.025)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return(1)	1.89%	0.75%	0.65%	1.20%	2.50%	1.86%	0.75%	0.65%	1.20%	2.50%

Net assets, end of year (000s)	$3,386	$4,016	$4,533	$6,400	$4,973	$56,521	$72,079	$76,189	$104,082	$98,267

Ratios to average net assets:
Gross expenses	0.48%	0.49%	0.43%	0.39%	0.34%	0.52%	0.49%	0.46%	0.39%	0.34%
Net expenses	0.48	0.47 (2)	0.41 (2)	0.35 (2)	0.34	0.52	0.47 (2)	0.41 (2)	0.35 (2)	0.34
Net investment income	1.85	0.74	0.56	1.19	2.49	1.80	0.73	0.63	1.20	2.51

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(2)	The investment manager voluntarily waived a portion of its fees and/or expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

82         Salomon Brothers Funds

National Tax Free Bond Fund

Class C Shares(1)(7)						Class O Shares(1)

Year Ended December 31,

2005	2004	2003	2002	2001(8)		2005	2004	2003	2002	2001(8)
$11.87	$11.92	$11.80	$11.13	$11.42		$11.87	$11.93	$11.79	$11.13	$11.42

0.34	0.38	0.40	0.43	0.05		0.43	0.47	0.49	0.50	0.06
(0.10)	(0.05)	0.12	0.66	(0.28)		(0.10)	(0.06)	0.14	0.67	(0.29)

0.24	0.33	0.52	1.09	(0.23)		0.33	0.41	0.63	1.17	(0.23)

(0.34)	(0.38)	(0.40)	(0.42)	(0.06)		(0.43)	(0.47)	(0.49)	(0.51)	(0.06)

(0.34)	(0.38)	(0.40)	(0.42)	(0.06)		(0.43)	(0.47)	(0.49)	(0.51)	(0.06)

$11.77	$11.87	$11.92	$11.80	$11.13		$11.77	$11.87	$11.93	$11.79	$11.13

2.04%	2.85%	4.53%	9.96%	(2.10)%		2.80%	3.54%	5.48%	10.69%	(2.01)%

$1,133	$1,539	$1,923	$1,763	$1,314		$162	$160	$157	$216	$362

1.92%	1.76%	1.60%	1.67%	1.94	%(6)	2.11%	1.01%	0.85%	0.91%	1.19	%(6)
1.25	1.25	1.25	1.25	1.25	(6)	0.50	0.50	0.50	0.50	0.50	(6)
2.88	3.22	3.41	3.69	3.73	(6)	3.61	3.97	4.18	4.39	4.48	(6)

36%	41%	42%	12%	15%		36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75% for Class A shares. Prior to January 30, 2002, the expense limitation was 0.80% for Class A shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50% for Class B shares. Prior to January 30, 2002, the expense limitation was 1.55% for Class B shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25% for Class C shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.50% for Class O shares.
(5)	For the period October 12, 2001 (inception date) to December 31, 2001.
(6)	Annualized.
(7)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(8)	For the period November 19, 2001 (inception date) to December 31, 2001.

Investment Series         83

New York Tax Free Bond Fund

	Class A Shares					Class B Shares(1)

	Year Ended December 31,

	2005(1)	2004(1)	2003(1)	2002(1)	2001	2005	2004	2003	2002	2001(9)
Net asset value, beginning of year	$11.92	$11.99	$11.91	$11.26	$11.44	$11.92	$11.99	$11.91	$11.26	$11.53

Income (loss) from operations:
Net investment income	0.42	0.44	0.47	0.49	0.54	0.33	0.35	0.38	0.32	0.04
Net realized and unrealized gain (loss)	(0.19)	(0.07)	0.08	0.65	(0.16)	(0.19)	(0.07)	0.08	0.73	(0.26)

Total income (loss) from operations	0.23	0.37	0.55	1.14	0.38	0.14	0.28	0.46	1.05	(0.22)

Less distributions from:
Net investment income	(0.42)	(0.44)	(0.47)	(0.49)	(0.56)	(0.33)	(0.35)	(0.38)	(0.40)	(0.05)

Total distributions	(0.42)	(0.44)	(0.47)	(0.49)	(0.56)	(0.33)	(0.35)	(0.38)	(0.40)	(0.05)

Net asset value, end of year	$11.73	$11.92	$11.99	$11.91	$11.26	$11.73	$11.92	$11.99	$11.91	$11.26

Total return(4)	1.94%	3.17%	4.77%	10.25%	3.32%	1.18%	2.41%	3.94%	9.43%	(1.88)%

Net assets, end of year (000s)	$93,549	$104,260	$116,982	$127,482	$140,416	$294	$275	$363	$218	$14

Ratios to average net assets:
Gross expenses	0.98%	0.96%	0.96%	1.00%	1.21%	2.22%	1.71%	1.71%	1.74%	1.96	%(5)
Net expenses(6)(7)	0.80	0.80	0.80	0.80	0.80	1.55	1.55	1.55	1.55	1.55	(5)
Net investment income	3.54	3.72	3.95	4.19	4.53	2.78	2.96	3.18	3.32	3.50	(5)

Portfolio turnover rate	34%	21%	12%	13%	16%	34%	21%	12%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period July 19, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares; 1.30% for Class C shares; 0.55% for Class O shares.
(8)	For the period October 29, 2001 (inception date) to December 31, 2001.
(9)	For the period November 19, 2001 (inception date) to December 31, 2001.

84         Salomon Brothers Funds

New York Tax Free Bond Fund

Class C Shares(1)(2)					Class O Shares(1)

Year Ended December 31,

2005	2004	2003	2002(3)		2005	2004	2003	2002	2001(8)
$11.90	$12.00	$11.92	$11.72		$11.91	$11.98	$11.90	$11.25	$11.59

0.36	0.38	0.41	0.18		0.45	0.47	0.50	0.52	0.09
(0.19)	(0.10)	0.08	0.21		(0.19)	(0.07)	0.08	0.64	(0.33)

0.17	0.28	0.49	0.39		0.26	0.40	0.58	1.16	(0.24)

(0.36)	(0.38)	(0.41)	(0.19)		(0.45)	(0.47)	(0.50)	(0.51)	(0.10)

(0.36)	(0.38)	(0.41)	(0.19)		(0.45)	(0.47)	(0.50)	(0.51)	(0.10)

$11.71	$11.90	$12.00	$11.92		$11.72	$11.91	$11.98	$11.90	$11.25

1.43%	2.40%	4.18%	3.30%		2.19%	3.44%	4.99%	10.54%	(2.04)%

$60	$33	$636	$37		$388	$78	$93	$92	$1

4.22%	1.45%	1.47%	1.50	%(5)	1.63%	0.71%	0.71%	0.75%	0.94	%(5)
1.29	1.30	1.30	1.30	(5)	0.55	0.55	0.55	0.56	0.53	(5)
3.01	3.31	3.38	3.63	(5)	3.89	3.96	4.20	4.40	4.76	(5)

34%	21%	12%	13%		34%	21%	12%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period July 19, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares; 1.30% for Class C shares; 0.55% for Class O shares.
(8)	For the period October 29, 2001 (inception date) to December 31, 2001.
(9)	For the period November 19, 2001 (inception date) to December 31, 2001.

Investment Series         85

Small Cap Growth Fund

	Class A Shares(1)					Class B Shares(1)

	Year Ended December 31,

	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of year	$15.50	$13.45	$8.91	$13.29	$14.23	$14.55	$12.74	$8.51	$12.82	$13.85

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.02)	(0.07)	0.02	0.02	(0.18)	(0.13)	(0.14)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	0.78	2.07	4.61	(4.39)	(0.96)	0.74	1.94	4.37	(4.22)	(0.96)

Total income (loss) from operations	0.75	2.05	4.54	(4.37)	(0.94)	0.56	1.81	4.23	(4.30)	(1.03)

Less distributions from:
Net realized gains	(1.27)	—	—	(0.01)	—	(1.27)	—	—	(0.01)	—

Total distributions	(1.27)	—	—	(0.01)	—	(1.27)	—	—	(0.01)	—

Net asset value, end of year	$14.98	$15.50	$13.45	$8.91	$13.29	$13.84	$14.55	$12.74	$8.51	$12.82

Total return(2)	4.82%	15.24%	50.95%	(32.90)%	(6.61)%	3.82%	14.21%	49.71%	(33.56)%	(7.44)%

Net assets, end of year (000s)	$366,133	$327,973	$261,492	$151,393	$198,068	$27,349	$33,608	$40,560	$45,653	$77,964

Ratios to average net assets:
Gross expenses	1.15%	1.21%	1.29%	1.18%	1.30%	2.17%	2.09%	2.13%	2.14%	2.14%
Net expenses	1.15	1.21 (3)	1.29	0.91 (3)	1.30	2.17	2.09 (3)	2.13	1.87 (3)	2.14
Net investment income (loss)	(0.23)	(0.13)	(0.65)	0.20	0.15	(1.26)	(1.02)	(1.43)	(0.76)	(0.59)

Portfolio turnover rate	117%	130%	143%	84%	97%	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at any time.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(5)	Annualized.
(6)	For the period November, 2004 (inception date) to December 31, 2004.

86         Salomon Brothers Funds

Small Cap Growth Fund

Class C Shares(1)(4)					Class O Shares(1)					Class Y Shares(1)

Year Ended December 31,

2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004(6)
$14.66	$12.83	$8.57	$12.86	$13.88	$15.74	$13.63	$9.01	$13.42	$14.34	$15.51	$13.99

(0.16)	(0.12)	(0.15)	(0.05)	(0.08)	0.01	0.02	(0.03)	0.03	0.05	0.02	0.01

0.74	1.95	4.41	(4.23)	(0.94)	0.80	2.09	4.65	(4.43)	(0.97)	0.78	1.51

0.58	1.83	4.26	(4.28)	(1.02)	0.81	2.11	4.62	(4.40)	(0.92)	0.80	1.52

(1.27)	—	—	(0.01)	—	(1.27)	—	—	(0.01)	—	(1.27)	—

(1.27)	—	—	(0.01)	—	(1.27)	—	—	(0.01)	—	(1.27)	—

$13.97	$14.66	$12.83	$8.57	$12.86	$15.28	$15.74	$13.63	$9.01	$13.42	$15.04	$15.51

3.93%	14.26%	49.71%	(33.30)%	(7.35)%	5.14%	15.48%	51.28%	(32.80)%	(6.42)%	5.14%	10.90%

$54,994	$59,196	$52,044	$32,369	$27,288	$2,950	$3,277	$835	$505	$595	$67,685	$58,197

2.04%	2.01%	2.06%	1.89%	2.07%	0.88%	0.95%	1.09%	1.01%	1.10%	0.81%	0.88	%(5)
2.04	2.01 (3)	2.06	1.61 (3)	2.07	0.88	0.95 (3)	1.09	0.77 (3)	1.10	0.81	0.88	(5)
(1.12)	(0.94)	(1.43)	(0.50)	(0.67)	0.05	0.15	(0.29)	0.30	0.37	0.12	0.38	(5)

117%	130%	143%	84%	97%	117%	130%	143%	84%	97%	117%	130%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at any time.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(5)	Annualized.
(6)	For the period November, 2004 (inception date) to December 31, 2004.

Investment Series         87

Strategic Bond Fund

	Class A Shares(1)						Class B Shares(1)

	Year Ended December 31,

	2005		2004	2003	2002	2001	2005		2004	2003	2002	2001
Net asset value, beginning of year	$9.77		$9.66	$8.97	$8.85	$9.13	$9.80		$9.67	$8.98	$8.87	$9.14

Income (loss) from operations:
Net investment income	0.41		0.43	0.45	0.53	0.76	0.34		0.36	0.38	0.47	0.71
Net realized and unrealized gain (loss)	(0.17)		0.13	0.69	0.31	(0.21)	(0.19)		0.14	0.69	0.30	(0.21)

Total income from operations	0.24		0.56	1.14	0.84	0.55	0.15		0.50	1.07	0.77	0.50

Less distributions from:
Net investment income	(0.49)		(0.45)	(0.45)	(0.52)	(0.76)	(0.34)		(0.37)	(0.38)	(0.48)	(0.71)
Return of capital	—		—	—	(0.20)	(0.07)	—		—	—	(0.18)	(0.06)

Total distributions	(0.49)		(0.45)	(0.45)	(0.72)	(0.83)	(0.34)		(0.37)	(0.38)	(0.66)	(0.77)

Net asset value, end of year	$9.52		$9.77	$9.66	$8.97	$8.85	$9.61		$9.80	$9.67	$8.98	$8.87

Total return(2)	2.49%		5.93%	12.98%	9.91%	6.22%	1.60%		5.32%	12.18%	9.12%	5.60%

Net assets, end of year (000s)	$70,140		$60,739	$48,318	$29,385	$19,501	$55,239		$68,873	$87,794	$93,877	$68,781

Ratios to average net assets:
Gross expenses, including interest expense	1.30%		1.36%	1.36%	1.44%	1.52%	2.08%		2.05%	2.07%	2.10%	2.09%
Gross expenses, excluding interest expense	1.30		1.36	1.36	1.44	1.49	2.08		2.05	2.07	2.10	2.06
Net expenses, including interest expense	1.30		1.36	1.36	1.44	1.40 (3)	2.08		2.05	2.07	2.10	2.06 (3)
Net expenses, excluding interest expense	1.30		1.36	1.36	1.44	1.38 (3)	2.08		2.05	2.07	2.10	2.03 (3)

Net investment income	4.29		4.49	4.69	6.03	8.42	3.50		3.79	4.01	5.36	7.79

Portfolio turnover rate	107	%(4)	86%	78%	63%	73%	107	%(4)	86%	78%	63%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.
(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(6)	For the period September 10, 2003 (inception date) to December 31, 2003.
(7)	Annualized.

88         Salomon Brothers Funds

Strategic Bond Fund

Class C Shares(1)(5)						Class O Shares(1)						Class Y Shares(1)

Year Ended December 31,

2005		2004	2003	2002	2001	2005		2004	2003	2002	2001	2005		2004	2003(6)(3)
$9.87		$9.74	$9.05	$8.93	$9.19	$9.73		$9.61	$8.93	$8.84	$9.12	$9.70		$9.59	$9.36

0.37		0.39	0.40	0.49	0.73	0.40		0.45	0.46	0.56	0.80	0.41		0.43	0.13
(0.18)		0.14	0.70	0.32	(0.20)	(0.18)		0.14	0.69	0.29	(0.21)	(0.17)		0.12	0.23

0.19		0.53	1.10	0.81	0.53	0.22		0.59	1.15	0.85	0.59	0.24		0.55	0.36

(0.40)		(0.40)	(0.41)	(0.50)	(0.73)	(0.55)		(0.47)	(0.47)	(0.55)	(0.80)	(0.55)		(0.44)	(0.13)
—		—	—	(0.19)	(0.06)	—		—	—	(0.21)	(0.07)	—		—	—

(0.40)		(0.40)	(0.41)	(0.69)	(0.79)	(0.55)		(0.47)	(0.47)	(0.76)	(0.87)	(0.55)		(0.44)	(0.13)

$9.66		$9.87	$9.74	$9.05	$8.93	$9.40		$9.73	$9.61	$8.93	$8.84	$9.39		$9.70	$9.59

1.92%		5.59%	12.38%	9.50%	5.87%	2.27%		6.29%	13.18%	10.11%	6.66%	2.57%		5.95%	3.90%

$48,610		$60,061	$60,747	$53,358	$30,438	$305		$360	$674	$532	$679	$382		$240	$6

1.83%		1.80%	1.82%	1.87%	1.83%	1.37%		1.11%	1.11%	1.23%	1.05%	1.22		1.25	1.08	(7)
1.83		1.80	1.82	1.87	1.80	1.37		1.11	1.11	1.23	1.02	1.22		1.25	1.08	(7)
1.83		1.80	1.82	1.87	1.77 (3)	1.37		1.11	1.11	1.23	1.04 (3)	1.22		1.25	1.08
1.83		1.80	1.82	1.87	1.77 (3)	1.37		1.11	1.11	1.23	1.01 (3)	—		1.25	1.08	(7)

3.76		4.04	4.23	5.48	7.97	4.20		4.70	4.97	6.27	8.82	4.32		4.55	4.55	(7)

107	%(4)	86%	78%	63%	73%	107	%(4)	86%	78%	63%	73%	107	%(4)	86%	78%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.
(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(6)	For the period September 10, 2003 (inception date) to December 31, 2003.
(7)	Annualized.

Investment Series         89

Short/Intermediate U.S. Government Fund

	Class A Shares(1)							Class B Shares(1)

	Year Ended December 31,

	2005		2004	2003	2002		2001	2005		2004	2003		2002		2001
Net asset value, beginning of year	$10.22		$10.35	$10.48	$10.14		$9.91	$10.26		$10.39	$10.52		$10.18		$9.95

Income (loss) from operations:
Net investment income	0.36		0.35	0.27	0.36		0.51	0.34		0.31	0.20		0.28		0.49
Net realized and unrealized gain (loss)	(0.26)		(0.10)	(0.10)	0.49		0.37	(0.26)		(0.11)	(0.11)		0.49		0.32

Total income from operations	0.10		0.25	0.17	0.85		0.88	0.08		0.20	0.09		0.77		0.81

Less distributions from:
Net investment income	(0.39)		(0.38)	(0.30)	(0.42)		(0.56)	(0.36)		(0.33)	(0.22)		(0.34)		(0.49)
Net realized gains	—		—	—	(0.00	)(2)	(0.09)	—		—	—		(0.00	)(2)	(0.09)
Return of capital	—		—	—	(0.09)		—	—		—	—		(0.09)		—

Total distributions	(0.39)		(0.38)	(0.30)	(0.51)		(0.65)	(0.36)		(0.33)	(0.22)		(0.43)		(0.58)

Net asset value, end of year	$9.93		$10.22	$10.35	$10.48		$10.14	$9.98		$10.26	$10.39		$10.52		$10.18

Total return(3)	1.03%		2.51%	1.61%	8.59%		9.12%	0.80%		2.01%	0.86%		7.78%		8.28%

Net assets, end of year (000s)	$51,270		$44,856	$49,222	$52,165		$17,378	$25,054		$31,886	$42,442		$46,100		$22,031

Ratios to average net assets:
Gross expenses, including interest expense	1.19%		1.18%	1.14%	1.30%		1.69%	1.49%		1.68%	1.94%		2.04%		2.31%
Gross expenses, excluding interest expense	1.19		1.18	1.14	1.30		1.47	1.49		1.68	1.94		2.04		2.06
Net expenses, including interest expense(4)	0.80	(5)	0.80 (5)	0.80 (5)	0.80	(5)	1.07 (6)	1.05	(8)	1.28 (9)	1.55	(10)	1.56	(10)	1.86	(11)
Net expenses, excluding interest expense(4)	0.80	(5)	0.80 (5)	0.80 (5)	0.80	(5)	0.85 (6)	1.05	(8)	1.28 (9)	1.55	(10)	1.55	(10)	1.60	(11)
Net investment income	3.60		3.50	2.60	3.43		5.28	3.33		3.03	1.87		2.71		4.91

Portfolio turnover rate	64	%(7)	83%	86%	14%		176%	64	%(7)	83%	86%		14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, will not exceed 0.80%.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, will not exceed 0.85%.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.
(8)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.05%.
(9)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.55% for the period January 31 through May 31, 2004 and 1.05% from June 1 through December 31, 2004.
(10)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.55%
(11)	As a result of a voluntary expense limitation, the ratio of expenses, excluding Interest expense, to average net assets of the class, did not exceed 1.60%.
(12)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(13)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.30%
(14)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.35%.
(15)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 0.55%.
(16)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 0.60%.

90         Salomon Brothers Funds

Short/Intermediate U.S. Government Fund

Class C Shares(1)(12)										Class O Shares(1)

Year Ended December 31,

2005		2004		2003		2002		2001		2005		2004		2003		2002		2001
$10.33		$10.46		$10.59		$10.24		$9.98		$10.25		$10.38		$10.51		$10.16		$9.94

0.31		0.31		0.22		0.31		0.48		0.39		0.38		0.29		0.38		0.57
(0.26)		(0.10)		(0.10)		0.50		0.37		(0.26)		(0.10)		(0.10)		0.51		0.33

0.05		0.21		0.12		0.81		0.85		0.13		0.28		0.19		0.89		0.90

(0.33)		(0.34)		(0.25)		(0.37)		(0.50)		(0.43)		(0.41)		(0.32)		(0.43)		(0.59)
—		—		—		(0.00	)(2)	(0.09)		—		—		—		(0.00	)(2)	(0.09)
—		—		—		(0.09)		—		—		—		—		(0.11)		—

(0.33)		(0.34)		(0.25)		(0.46)		(0.59)		(0.43)		(0.41)		(0.32)		(0.54)		(0.68)

$10.05		$10.33		$10.46		$10.59		$10.24		$9.95		$10.25		$10.38		$10.51		$10.16

0.48%		2.01%		1.12%		8.12%		8.73%		1.28%		2.77%		1.87%		8.95%		9.25%

$33,823		$44,738		$44,715		$42,025		$15,546		$1,231		$1,179		$1,257		$2,914		$1,016

1.66%		1.65%		1.65%		1.74%		2.00%		1.14%		1.03%		0.87%		0.96%		1.30%
1.66		1.65		1.65		1.74		1.80		1.14		1.03		0.87		0.96		1.06
1.30	(13)	1.30	(13)	1.30	(13)	1.31	(13)	1.55	(14)	0.55	(15)	0.55	(15)	0.55	(15)	0.56	(15)	0.84	(16)
1.30	(13)	1.30	(13)	1.30	(13)	1.30	(13)	1.35	(14)	0.55	(15)	0.55	(15)	0.55	(15)	0.55	(15)	0.60	(16)
3.07		3.00		2.08		2.98		4.67		3.84		3.75		2.80		3.68		5.71

64	%(7)	83%		86%		14%		176%		64	%(7)	83%		86%		14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, will not exceed 0.80%.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, will not exceed 0.85%.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.
(8)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.05%.
(9)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.55% for the period January 31 through May 31, 2004 and 1.05% from June 1 through December 31, 2004.
(10)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.55%
(11)	As a result of a voluntary expense limitation, the ratio of expenses, excluding Interest expense, to average net assets of the class, did not exceed 1.60%.
(12)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(13)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.30%
(14)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.35%.
(15)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 0.55%.
(16)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 0.60%.

Investment Series         91

(Investment Company Act

file no. 811-06087, 811-02667, 811-14025, 811-5034)

SAM2095 5/06 126562

Additional Information About the Funds

The New York Municipal Money Market Fund and Cash Management Fund’s website does not make available the funds’ Statement of Additional Information and shareholder reports because the website is not currently set up to do so.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal period.

Statement of additional information The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

How to obtain additional information You can make inquiries about a fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting the transfer agent at 1-800-446-1013, calling Salomon Brothers Asset Management at 1-800-SALOMON, writing the funds at 125 Broad Street, New York, NY 10004, visiting the funds’ Internet website at http://www.leggmason.com/InvestorServices (except for the Money Market funds which do not have an Internet website) or calling your Financial Consultant.

You can also review the fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission’s web site at http:/www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not reply upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

May 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

SALOMON BROTHERS INVESTMENT SERIES

125 BROAD STREET

NEW YORK, NEW YORK 10004

(800) SALOMON

(800) 725-6666

Salomon Brothers Investment Series consists of (i) Salomon Brothers Balanced Fund (“Balanced Fund”), (ii) Salomon Brothers California Tax Free Bond Fund (“California Tax Free Bond Fund”), (iii) Salomon Brothers Capital Fund (“Capital Fund”), (iv) Salomon Brothers Cash Management Fund (“Cash Management Fund”), (v) Salomon Brothers High Yield Bond Fund (“High Yield Bond Fund”), (vi) Salomon Brothers Investors Value Fund (“Investors Value Fund”), (vii) Salomon Brothers Mid Cap Fund (“Mid Cap Fund”), (viii) Salomon Brothers National Tax Free Bond Fund (“National Tax Free Bond Fund”), (ix) Salomon Brothers New York Municipal Money Market Fund (“New York Municipal Money Market Fund”), (x) Salomon Brothers New York Tax Free Bond Fund (“New York Tax Free Bond Fund”), (xi) Salomon Brothers Small Cap Growth Fund (“Small Cap Growth Fund”), (xii) Salomon Brothers Strategic Bond Fund (“Strategic Bond Fund”), and (xiii) Salomon Brothers Short/Intermediate U.S. Government Fund (“U.S. Government Fund”) (each, a “Fund” and collectively, the “Funds”).

Each of the Capital Fund and Investors Value Fund is an open-end management investment company incorporated in Maryland. Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, an open-end management company organized as a Massachusetts business trust. Each of the other Funds is an investment portfolio of Salomon Brothers Series Funds Inc, an open-end management investment company incorporated in Maryland.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

This Statement of Additional Information (the “SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied, as the case may be, by the current prospectus for the Funds, each dated May 1, 2006, each as supplemented from time to time (collectively, the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders (the “Reports”). The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above, or by visiting the Legg Mason Partners’ website at http://www.leggmason.com/InvestorServices (except for the Money Market Funds which do not have a website).

THE FUNDS

Salomon Brothers Series Funds Inc is an open-end investment company that was incorporated in Maryland on April 17, 1990. Salomon Brothers Series Funds Inc is divided into eight separate investment portfolios: Balanced Fund, Cash Management Fund, High Yield Bond Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, U.S. Government Fund (the “Series Funds”) and the Salomon Brothers Institutional Money Market Fund. All of the Series Funds other than the New York Municipal Money Market Fund are diversified portfolios. Prior to September 16, 2002 the U.S. Government Fund was known as the Salomon Brothers U.S. Government Income Fund. Shares of the Salomon Brothers Institutional Money Market Fund are offered through a separate prospectus and statement of additional information.

Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, an open-end investment company organized as a Massachusetts business trust on May 27, 1986. Mid Cap Fund is a diversified portfolio. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is a non-diversified portfolio. Prior to September 6, 2002, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund were known as Salomon Brothers California Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund and Salomon Brothers New York Tax Free Income Fund, respectively.

Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund are referred to herein individually as a “Company,” or collectively as the “Companies.” Salomon Funds Trust is referred to herein as the “Trust.”

Reference herein to a Fund’s “Board” means that Fund’s Board of Directors, or, in the case of Mid Cap Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund, Board of Trustees.

Salomon Brothers Asset Management Inc (“SaBAM” or the “Investment Manager”) is the investment manager of each Fund. SaBAM manages the investments of each Fund from day to day in accordance with the investment objectives and policies of that Fund. The selection of investments for each Fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. SaBAM also provides administrative services for the Funds.

Shares of each Fund are sold continuously by Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) and an affiliate of the Investment Manager, and Citigroup Global Markets Inc. (“CGM”) (formerly Salomon Smith Barney Inc.), each Fund’s distributors. Shares may be purchased from the Funds’ distributors, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with the Funds’ distributors (each, a “Financial Consultant”).

ADDITIONAL INFORMATION ON FUND INVESTMENTS

AND INVESTMENT POLICIES

The Prospectus describes each Fund’s investment objective and principal investment policies. The discussion below provides additional information about each Fund’s investment policies and the types of securities and other instruments in which each Fund may invest in order to achieve its investment objective. Of course, there is no guarantee that a Fund will achieve its investment objective. Investors should also read the section entitled “ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS” for a description of these and other investments and investment strategies that may be utilized by the Funds.

The investment objectives of Capital Fund, Investors Value Fund, New York Municipal Money Market Fund and Cash Management Fund are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives of each of the other Funds are non-fundamental, which means that they may be changed without shareholder approval.

The investment policies described below are generally non-fundamental policies, which means that they may be changed without shareholder approval. However, certain policies, called fundamental policies or restrictions, may be changed only with shareholder approval. The fundamental policies of each Fund are described under “INVESTMENT RESTRICTIONS AND LIMITATIONS” in this SAI. Compliance with any policy or limitation for a Fund, other than limitations on borrowing, that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets for any other reason.

The 80% investment policies for each of the California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund are fundamental policies and may not be changed without shareholder approval. Although the 80% investment policies for each of High Yield Bond Fund, Mid Cap Fund, Small Cap Growth Fund and U.S. Government Fund may be changed without shareholder approval, each of these Funds has a policy requiring it to notify its shareholders at least 60 days prior to implementing a change to its 80% policy. For each Fund with an 80% policy, “related investments” include synthetic instruments, such as derivatives, that have economic characteristics similar to the securities in which the Fund invests and may also include securities collateralizing a repurchase agreement.

For a discussion of the investment practices highlighted below in bold italics and the risks associated with these investment practices, see the descriptions of investment practices, organized alphabetically by investment practice, in “ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.”

Balanced Fund

The Balanced Fund seeks to achieve its objective through investment in a broad range of equity and fixed income securities of both U.S. and foreign issuers. However, under normal market conditions at least 40% of the Fund’s assets are allocated to equity securities.

Up to 20% of the Fund’s net assets may be invested in non-convertible fixed income securities that are rated Ba or lower by Moody’s Investors Services, Inc. (“Moody’s”) or BB or lower by Standard and Poors (“S&P”) or Fitch, Inc. (“Fitch”) or determined by SaBAM to be of comparable quality. These high yield securities are commonly known as “junk bonds.” There is no limit on the amount of the Fund’s assets that can be invested in convertible securities rated below investment grade. Certain of the fixed income securities in which the Fund may invest may be distressed debt securities. In addition to corporate debt securities, the Fund may invest in U.S. government securities and mortgage-backed securities, the types and characteristics of which are set forth below in the discussion under “U.S. Government Fund” in this section of the SAI. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and corporate asset-backed securities.

Other fixed income securities in which the Fund may invest include zero coupon bonds, PIK bonds and deferred interest bonds.

The Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities, including depository receipts.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (See sovereign government and supranational debt). The Fund may invest in such Loans in the form of loan participations and assignments of all or a portion of Loans from third parties.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund may also enter into mortgage “dollar rolls.” The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Fund may invest up to 15% of the value of its assets in illiquid securities, such as restricted securities and securities that are not readily marketable. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (the “1933 Act”). The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use all of the various investment strategies referred to as derivatives. With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from a lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

California Tax Free Bond Fund

The California Tax Free Bond Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers (municipal obligations) that pay interest that is exempt from both California personal income taxes and federal income taxes, including the federal alternative minimum tax (“California municipal obligations”). As a fundamental policy, at least 80% of the Fund’s assets will be invested in California municipal obligations under normal circumstances. California municipal obligations include municipal obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to the limitations set forth in the Prospectus, the Fund may invest up to 20% of its assets in municipal obligations subject to state and local taxes or the federal alternative minimum tax or in short-term debt securities such as U.S. government obligations, corporate obligations or commercial paper that pay interest that is subject to state and local personal income taxes and federal income taxes, including the federal alternative minimum tax.

The Fund may purchase securities rated Baa by Moody’s or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See “Description of

Ratings” in Appendix A. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 10% of its net assets in illiquid securities such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. The Fund may also invest in municipal lease obligations. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Fund’s Board.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase participation interests in municipal obligations, futures contracts (see derivatives) and may purchase and sell securities on a firm commitment basis, including when-issued securities, and make loans of portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to “put” its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other investment companies.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

California Tax Free Bond Fund intends to invest a high proportion of its assets in California municipal obligations. Maximization of total return and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence California’s economy and finances, which may in turn affect the State’s financial plan. These forces may affect California unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the state’s high-tech sector and, geographically, in the San Francisco Bay Area. There is evidence that the economy may have since stabilized. Broad measures of the national and California economies, such as inflation-adjusted gross domestic product and California personal income and taxable sales, posted solid gains in 2005, even if all three grew somewhat slower than in 2004. Year-over-year growth of real gross domestic product and California personal income in the first three quarters of 2005 and California taxable sales in the first half of 2005 was higher than average yearly growth in the preceding ten years. Also, made-in-California exports continued to grow, but not nearly as quickly as in 2004.

The 2006-07 Governor’s budget, released on January 10, 2006, estimates that the operating deficit for 2006-07 fiscal year will be $6.3 billion. However, the budget is balanced by using a large part of the 2005-06 fiscal year ending fund balance.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of California credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

California municipal obligations, in addition to municipal obligations of the State of California and its political subdivisions, also include municipal obligations of Puerto Rico, other U.S. Territories and their political subdivisions and other qualifying issuers. For information concerning the economy of Puerto Rico, please see Appendix C of this SAI.

Capital Fund

The Capital Fund invests primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies to medium sized companies. However, the Fund may also invest in smaller market capitalization companies at the beginning of their life cycles. The Investment Manager evaluates companies of all sizes but emphasizes those with both market capitalizations and market float above $1 billion. The Fund will not concentrate its investments in any particular industry.

The Fund may invest up to 20% of its assets in non-convertible securities rated below investment grade. These high yield securities are commonly known as “junk bonds.” There is no limit on the amount of the Fund’s assets that can be invested in convertible securities rated below investment grade. The Fund may also invest up to 10% of its assets in distressed debt securities that are in default or that are subject to bankruptcy proceedings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term fixed income securities (U.S. government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker-dealers.

When management deems it appropriate, for temporary defensive purposes, the Fund may also invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody’s, or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. See “Appendix A—Description of Ratings.” To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SaBAM believes interest rates may decline.

The Fund may invest up to 10% of the value of its total assets in illiquid securities such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

The Fund may invest up to 20% of its assets in foreign securities.

The Fund may from time to time make loans of portfolio securities to selected members of the New York Stock Exchange (“NYSE”). Such loans will not exceed 10% of the Fund’s total assets taken at value.

The Fund may invest in repurchase agreements in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may engage in borrowing in an amount of up to an aggregate of 15% of the value of its total assets at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund’s total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund’s total assets.

Although the Fund may not purchase or sell warrants, the Fund may invest in debt or other securities which have warrants attached, provided that the value of those warrants does not exceed 10% of the value of the Fund’s total assets.

As a hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.”

The Fund may engage in short sales of securities “against the box.”

Cash Management Fund

The Cash Management Fund is a money market fund that invests in high quality, U.S. dollar denominated short-term debt securities. The types of debt obligations in which the Cash Management Fund may invest include:

(1)  U.S. government obligations which are issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof. The Fund will invest in such obligations only where SaBAM determines that the credit risk with respect to the issuer is minimal;

(2)  Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

(3)  High-quality commercial paper and other high-quality short-term debt obligations; and

(4)  Sovereign and supranational debt, including obligations of the International Bank for Reconstruction and Development (also known as the “World Bank”), other supranational organizations and foreign governments and their agencies and instrumentalities, denominated in U.S. dollars.

The Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than or equal to 397 days.

The Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for temporary defensive purposes, may invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers’ acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“NRSROs”) or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SaBAM to be of comparable quality to commercial paper so rated.

The Fund’s investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Fund will purchase supranational debt only if such obligations, in the opinion of SaBAM based on guidelines established by the Fund’s Board, are of comparable quality to corporate obligations in which the Fund may invest. The Fund limits its investments in sovereign governments to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe (or by the agencies and instrumentalities of those governments), including the United Kingdom, Spain, Portugal, Greece, Austria, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada.

The Fund may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

Among the municipal obligations that the Fund may invest in are participation certificates in a municipal lease obligation, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) entered into by a state or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund’s net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SaBAM, pursuant to guidelines which have been adopted by the Fund’s Board and subject to the supervision of the Board, determines to be liquid.

The Fund may invest in floating and variable rate obligations with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.

The Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Fund may also purchase asset-backed securities. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations.

The Fund may purchase securities on a firm commitment basis, including when-issued securities.

In view of the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail.

The Fund is not authorized to use any of the various investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.”

The Investment Manager seeks to enhance the Fund’s yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager’s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads.

High Yield Bond Fund

The High Yield Bond Fund invests, under normal market conditions, at least 80% of its assets in high yield bonds and related investments. Certain of the high yield securities purchased by the Fund may be rated as low as “C” by Moody’s or “D” by S&P or Fitch, or determined by SaBAM to be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as “junk bonds.” The Fund may also invest up to 35% of its total assets in sovereign debt issued by emerging market governmental entities or agencies. The Fund may also invest to a limited extent in distressed debt securities.

The Fund may also invest in zero coupon securities and PIK bonds, which involve special risk considerations.

The Fund may invest a portion of its assets in loan participations and assignments.

The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund’s objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include U. S. government obligations; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody’s or which, in SaBAM’s determination, are of comparable quality; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. For temporary defensive purposes, the Fund may invest without limit in such instruments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities.

The Fund may invest up to 10% of the value of its total assets in illiquid securities, including securities for which there is a limited trading market or which are restricted securities. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

As a hedge against either a decline in the value of securities included in the Fund’s portfolio or against an increase in the price of securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the various investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.”

Investors Value Fund

The Investors Value Fund maintains a portfolio of securities diversified among industries and companies, although the Fund may invest up to 25% of its net assets in any one industry. The Fund primarily purchases securities traded on the NYSE or other national securities exchanges, but also securities traded in the over-the-counter market.

The Fund may invest up to 10% of the value of its total assets in illiquid securities, such as restricted securities and securities that are not readily marketable. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

The Fund may invest up to 20% of its assets in foreign securities, including securities of emerging market issuers. The Fund may invest in various types of fixed income securities, including from time to time up to 5% of its net assets in non-convertible high yield securities rated below investment grade by S&P and Moody’s or comparable unrated securities, with no minimum rating required. There is no limit on the amount of the Fund’s assets that can be invested in convertible securities rated below investment grade. Certain of the fixed-income securities in which the Fund may invest may be distressed debt securities.

From time to time, the Fund may make loans of portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund’s total assets, taken at value.

The Fund may invest in repurchase agreements in an amount up to 25% of its total assets. In addition, in order to meet redemption requests or as a temporary measure, the Fund may engage in borrowings in an amount up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.

As a hedge against either a decline in the value of securities included in the Fund’s portfolio or against an increase in the price of securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the various investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.”

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

Mid Cap Fund

The Mid Cap Fund invests primarily in equity securities of medium sized companies. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers mid capitalization companies to be companies with market capitalization values of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of mid capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the Index changes with market conditions and the composition of the Index. The Fund’s equity securities may include common stocks, convertible securities which are convertible into common stocks, preferred stocks and warrants.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other fixed-income securities when SaBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody’s or BBB or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix A to this SAI for a description of such ratings. The Fund may also invest up to 20% of its total assets in equity foreign securities, including equity securities of emerging market issuers.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (U. S. government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SaBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of long-term growth of capital.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in other investment companies.

The Fund may invest up to 15% of the value of its net assets in illiquid securities such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use the various investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.”

National Tax Free Bond Fund

The National Tax Free Bond Fund seeks to meet its objective by investing in municipal obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the its assets in tax-exempt municipal obligations. These obligations may include municipal obligations of Puerto Rico and other U.S. territories. For information concerning the economy of Puerto Rico, please see Appendix C of this SAI.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that pay interest subject to the federal alternative minimum tax and in other short-term debt securities, such as commercial paper or other corporate or U.S. government obligations that pay interest that is subject to federal income taxes.

The Fund may purchase securities rated Baa by Moody’s or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See “Description of Ratings” in Appendix A. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 15% of its net assets in illiquid securities such as restricted securities or securities that are not readily marketable. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. The Fund may also invest in municipal lease obligations. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

The Fund may purchase and sell securities on a firm commitment basis, including when-issued securities.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts (see derivatives) and may make loans of portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to “put” its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other investment companies.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from a lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

New York Municipal Money Market Fund

The types of municipal obligations in which the New York Municipal Money Market Fund may invest include:

(1)  Municipal commercial paper that is rated “P-1” or “P-2” by Moody’s or “A-1” or “A-2” by S&P or, if not rated, is, in the opinion of SaBAM based on guidelines established by the Fund’s Board, of comparable quality to rated municipal commercial paper in which the Fund may invest (see “Description of Ratings” in Appendix A);

(2)  Municipal notes that are rated “MIG 1”, “MIG 2” (or “VMIG 1” or “VMIG 2” in the case of variable rate demand notes), “P-1”, “P-2” or “Aa” or better by Moody’s or “SP-1”, “SP-2”, “A-1”, “A-2” or “AA” or better by S&P or, if not rated, are, in the opinion of SaBAM based on guidelines established by the Funds’ Board, of investment quality comparable to rated municipal notes in which the Fund may invest; and

(3)  Municipal bonds which are rated “Aa” or better by Moody’s or “AA” or better by S&P or, if not rated, are, in the opinion of SaBAM based on guidelines established by the Series, of comparable quality to rated municipal bonds in which the Fund may invest.

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York municipal obligations, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. To the extent not so invested, the remaining 20% of the Fund’s assets may be invested in high quality, short-term money market instruments, the income from which is subject to New York and federal income taxes. However, the Fund currently intends to invest substantially all of its assets in municipal obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and New York City. See “Additional Information Concerning Taxes.” To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities.

Taxable money market instruments that may be purchased by the Fund include U.S. government obligations which are issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and sovereign debt and obligations of supranational entities, including obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities.

For a discussion of the government obligations, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description under “Cash Management Fund” in this section of the SAI.

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated “P-1” or “P-2” by Moody’s or “A-1” or “A-2” by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of “Aa” or better by Moody’s or “AA” or better by S&P or are, in the opinion of SaBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated “Aa” or better by Moody’s or “AA” or better by S&P or are, in the opinion of SaBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SaBAM’s opinion, adverse conditions prevail in the market for municipal obligations exempt from federal income tax (not including the federal alternative minimum tax) and from the personal income taxes of the State of New York and New York City, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SaBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax (not including the federal alternative minimum tax) and the personal income taxes of New York State and New York City may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but, in order to be purchased by the Fund and other money market funds, have features reducing their deemed maturity to 397 days or less from the date of purchase by the Fund. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions.

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Fund’s portfolio may also include “moral obligation” securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

As a money market fund, the Fund is required to limit its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer unless such securities meet certain credit quality requirements. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

From time to time the Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by assets and revenues of non-governmental users.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SaBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The Fund may invest without limitation in bank obligations including those that are guaranteed or have other credit support provided by a foreign bank. The Fund’s ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank’s obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the Fund may purchase may be floating and variable rate instruments.

The Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund.

The Fund may invest in municipal lease obligations. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund’s net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SaBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Fund may purchase securities on a firm commitment basis, including when-issued securities.

The Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to “put” its securities at an agreed upon price within a specified period of time prior to their maturity date.

The Fund is not authorized to use the various investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.”

The Investment Manager seeks to enhance the Fund’s yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager’s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads.

The Fund intends to invest a high proportion of its assets in New York municipal obligations and as a result is susceptible to events and risks affecting the New York market. The Fund’s ability to achieve its investment objective is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State’s economy and finances, which may in turn affect New York’s financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

The September 11th terrorist attack had a devastating impact on the New York economy. New York City is in the process of recovering from the severity of the blow. However, as of October 2005, the New York State Index of Coincident Economic Indicators prepared by the State’s Division of the Budget shows that the State economy has been in recovery for two years. The State economy added about 80,000 private sector jobs between September 2004 and November 2005. The State is estimated to have emerged from recession in the summer of 2003.

Consistent with more moderate growth at the national level, the New York State expects that its economy will see continued, albeit slightly slower, growth in 2006 and beyond. However, New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole. In addition, positive revisions to projected receipts in New York State’s third quarter update to its 2005-06 financial plan were due to strong growth in tax collections, particularly in personal income tax collection and business tax. However, much of the increase in State collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the New York economy see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

As described above, the Fund may also invest in debt obligations issued by certain governmental issues outside of New York, such as Puerto Rico, the Virgin Islands and Guam. For information concerning the economy of Puerto Rico, please see Appendix B of this SAI.

New York Tax Free Bond Fund

The New York Tax Free Bond Fund seeks its objective by investing in New York municipal obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances at least 80% of the Fund’s assets are invested in New York municipal obligations. New York municipal obligations include municipal obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that are subject to New York state and local taxes and/or the federal alternative minimum tax and in short-term fixed-income securities that pay interest that is subject to federal income taxes, including corporate debt securities and U.S. government obligations. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody’s or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See “Description of Ratings” in Appendix A. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 10% of it net assets in illiquid securities, such as restricted securities or securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. The Fund may also invest in municipal lease obligations. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

Certain of the obligations that the Fund may purchase may be floating and variable rate instruments.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts (derivatives), may purchase and sell securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to “put” its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other investment companies.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

As the New York Tax Free Bond Fund invests a high proportion of its assets in municipal obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities, maximization of total return consistent with the preservation of capital is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State’s economy and finances, which may in turn affect New York’s financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

The September 11th terrorist attack had a devastating impact on the New York economy. New York City is in the process of recovering from the severity of the blow. However, as of October 2005, the New York State Index of Coincident Economic Indicators prepared by the State’s Division of the Budget shows that the State economy has been in recovery for two years. The State economy added about 80,000 private sector jobs between September 2004 and November 2005. The State is estimated to have emerged from recession in the summer of 2003.

Consistent with more moderate growth at the national level, the New York State expects that its economy will see continued, albeit slightly slower, growth in 2006 and beyond. However, New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole. In addition, positive revisions to projected receipts in New York State’s third quarter update to its 2005-06 financial plan were due to strong growth in tax collections, particularly in personal income tax collection and business tax. However, much of the increase in State collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the New York economy see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

New York municipal obligations, in addition to municipal obligations of the State of New York and it political subdivisions, also include municipal obligations of Puerto Rico, other U.S. Territories and their political subdivisions and other qualifying issuers. For information concerning the economy of Puerto Rico, please see Appendix C of this SAI.

Small Cap Growth Fund

The Small Cap Growth Fund invests primarily in equity securities of smaller market capitalization companies. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers small capitaliation companies to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market caps no longer meet this definition after purchase by the Fund are still considered to be securities of Small capitalization companies for purposes of the Fund’s 80% investment policy. The Fund also may invest up to 20% of its total assets in equity securities of foreign issuers.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt obligations when SaBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody’s or BBB or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix A to this SAI for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (U.S. government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SaBAM deems it appropriate, for temporary defensive purposes due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund may engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in other investment companies.

The Fund may invest up to 15% of the value of its total assets in illiquid securities, such as restricted securities and securities that are not readily marketable. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund may invest in derivatives contracts, including futures contracts. While the Fund does not use derivatives as a primary investment technique, the Fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy that may be considered speculative.

Strategic Bond Fund

The Strategic Bond Fund invests primarily in a globally diverse portfolio of fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and related investments. In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SaBAM, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion under “Cash Management Fund” in this section of the SAI. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

In pursuing the Fund’s investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, which are high yield securities commonly known as “junk bonds.” Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although SaBAM does not anticipate investing in excess of 75% of the Fund’s assets in domestic and emerging market debt securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in SaBAM’s determination, the yield available from such securities outweighs their additional risks. SaBAM anticipates that under current market conditions, a significant portion of the Fund’s assets will be invested in such securities.

Certain of the debt securities in which the Fund may invest may be rated as low as “C” by Moody’s or “D” by S&P or may be considered comparable to securities having such ratings, or may be distressed debt securities.

The high yield foreign sovereign debt securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SaBAM expects that these countries will consist primarily of those that have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the high yield securities of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. SaBAM anticipates that the Fund’s investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SaBAM also expects to take advantage of additional opportunities for investment in the debt of certain African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

The Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund’s assets that can be invested in non-dollar denominated securities. SaBAM anticipates that under current market conditions, a significant portion of the Fund’s assets will be invested in foreign securities. Moreover, substantial investments in foreign securities may have adverse tax implications as described under “Additional Information Concerning Taxes.” The ability to spread its investments among the fixed-income securities markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Fund’s exposure to a single market. The Fund may also invest in sovereign debt obligations and supranational obligations. The Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

The Fund may invest in zero coupon securities, PIK bonds and loan participations and assignments.

The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Fund are set forth under “U.S. Government Fund” in this section of the SAI. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund’s objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SaBAM’s opinion such purchase is appropriate.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage “dollar rolls.”

The Fund may invest up to 15% of the value of its total assets in illiquid securities, such as restricted securities and securities that are not readily marketable. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use all of the various investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.” With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

U.S. Government Fund

The U.S. Government Fund seeks to attain its objective by investing, under normal circumstances, substantially all of its assets in U.S. government obligations, including debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The securities in which the Fund may invest are:

(1)  U.S. Treasury obligations;

(2)  U.S. government obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

(3)  mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), popularly known as “Ginnie Maes,” that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(4)  mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Maes”;

(5)  collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed: (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government;

(6)  repurchase agreements collateralized by any of the above; and

(7)  derivative contracts (such as futures and options) relating to any of the above.

Any guarantee of the securities in which the Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the Fund will receive the originally anticipated yield on the security. In addition, to the extent that the guarantee is not backed by the full faith and credit of the U.S. government, there is no assurance that the agency issuing the guarantee will be able to honor its obligations. Investors should note that shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities.

From time to time, a significant portion of the Fund’s assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages, as well as scheduled and unscheduled payments of principal of the underlying mortgages.

The Fund currently expects that it will maintain an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security’s value in response to changes in interest rates is a function of that security’s duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund’s portfolio will vary from time to time, based upon SaBAM’s determination of how best to achieve the Fund’s investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually.

While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage “dollar rolls.”

The Fund may invest up to 15% of the value of its total assets in illiquid securities, such as restricted securities and securities that are not readily marketable.

ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

This section contains a discussion of certain investment practices and certain of the risks associated with those practices in which the Funds may invest, and supplements the description of the Funds’ investments and risks contained in the Prospectus and under “Additional Information on Fund Investments and Investment Policies” in this SAI. Investment practices are listed alphabetically, and cross-references between related investment practices are included for ease of reference. A Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described here or in the Fund’s Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Investment Manager’s investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the Investment Manager’s opinion, make economic sense.

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. See also Mortgage-Backed Securities in this section.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the Funds will purchase bank obligations which the Investment Manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds’ investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund’s investments, the effect may be to reduce the income received by the Fund on such investments. See also Foreign Securities in this section.

Borrowing

Each of the Funds may borrow in certain limited circumstances. See “Investment Restrictions and Limitations.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Investment Manager’s strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a Fund expense and will reduce the value of a Fund’s shares. See also Reverse Repurchase Agreements in this section.

Brady Bonds

Certain funds also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the

“Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”). See also Foreign Securities and Foreign Issuers in this section.

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Collateralized Mortgage Obligations and Multiclass Pass-through Securities

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds (“PAC Bonds”) are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities. See also Mortgage-Backed Securities in this section.

Commercial Paper

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations. See also Master Demand Notes and Variable Amount Master Demand Notes.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Debt Obligations or Securities

All of the Funds may invest to some extent in debt obligations. Debt obligations include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect a Fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

See the following below for a description of various types of debt obligations in which certain of the Funds may invest: Adjustable Rate Mortgage Securities, Asset-Backed Securities, Brady Bonds, Bank Obligations, Collateralized Mortgage Obligations and Multi-Class Pass Through Securities, Deferred Interest Bonds, Floating and Variable Rate Instruments, High Yield Securities, Inverse Floating Rate Obligations, Loan Participations and Assignments, Money Market Instruments, Mortgage Backed Securities, Municipal Lease Obligations, municipal obligations, Participation Interests and Certificates, Privately Issued Mortgage Securities, Stripped Mortgage Securities, Structured Instruments, U.S. Government Obligations, Zero Coupon Bonds, PIK Bonds and Deferred Payment Securities.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. See also Zero Coupon Securities, PIK Bonds and Deferred Payment Securities in this section.

Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt. See also Foreign Securities and Foreign Issuers in this section.

Derivatives

Certain of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to enhance a Fund’s income or gain.

A Fund may purchase and sell interest rate, single stock, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed in the future to the extent that the Investment Manager determines that they are consistent with the applicable Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

The Funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a “commodity pool operator” with respect to the Funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. See “Use of Segregated and Other Special Account” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with Derivatives” below. The degree of a Fund’s use of Derivatives may be limited by certain provisions of the Code. See “Additional Information Concerning Taxes.”

Futures Contracts.    A Fund may trade futures contracts on domestic and foreign exchanges on currencies, interest rates and bond indices, and on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of a Fund’s long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts.    A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Investment Manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures.    Trading is permitted on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options.    In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write (sell) “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write “covered” put and call options on securities, indices, currencies and other financial instruments. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies and financial instruments generally settle for cash, although physical settlement maybe required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Investment Manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (“SEC”), OTC options purchased by a Fund and the amount of a Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a)  Options on Stocks and Stock Indices.    A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange (“NYSE”) Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Investment Manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

(b)  Options on Currencies.    A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

(c)  Options on Futures Contracts.    A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.    Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Investment Manager deems to be creditworthy. The Investment Manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Investment Manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations and, accordingly, they are less liquid than swaps. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. See “Use of Segregated and Other Special Accounts” below.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps.    A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Indexed Securities.    A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Currency Transactions.    A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.” A Fund may enter into currency transactions only with counterparties that the Investment Manager deems to be creditworthy.

A Fund may enter into currency forward contracts when the Investment Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions.    A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Investment Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors Associated with Derivatives.    Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund’s ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Credit Default Swaps Risk.    In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

Risks of Derivatives Outside the United States.    When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.    Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin with its futures commission merchant or custodian in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that a Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

Distressed Debt Securities

See the discussion under High Yield Securities in this section.

Emerging Market Securities or Issuers

See the discussion under Foreign Securities and Foreign Issuers in this section.

Equity Equivalents or ETFs

Equity Equivalents or ETFs (so called because they are traded on a stock exchange) are investment company securities that enable investors to purchase or sell shares representing a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such ETFs include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security would be expected to also lose value.

Unlike shares of typical mutual funds or unit investment trusts, however, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, because the portfolios held by ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day, trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the Funds may invest in ETFs that are based on fixed income indices or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Additionally, a Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability. See Investment Companies in this section.

Equity Securities

See the discussions under Common Stock, Convertible Securities, Equity Equivalents, Preferred Stock, Real Estate Investment Trusts, Smaller Market Capitalization Companies, and Warrants in this section.

ETFs

See Equity Equivalents in this section.

Firm Commitments

Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. See also Stand-by Commitments, TBA Purchase Commitments and When-Issued Securities in this section.

Fixed Income Securities

See Debt Obligations is this section.

Floating and Variable Rate Instruments

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the Fund is otherwise permitted to purchase. The Investment Manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund’s custodian. See Variable Amount Master Demand Notes in this section.

Foreign Securities and Foreign Issuers

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have had negative implications for Argentina’s stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a

Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund. See Depository Receipts, Obligations of Supranational Entities and Sovereign Debt in this section. See also High Yield Sovereign Debt Securities under High Yield Securities in this section.

High Yield Securities

The High Yield Bond Fund and the Strategic Bond Fund may invest up to all of the Funds’ total assets in domestic and foreign “high yield” securities, commonly known as “junk bonds.” The Investors Fund, Capital Fund and Balanced Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities.    While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities.    Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See “Foreign Securities” above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. See Foreign Securities and Foreign Issuers in this section.

Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally invest more than 5% of their assets in securities that are already in default or subject to bankruptcy proceedings, although the Capital Fund may invest up to 10% of its assets in such securities.

Illiquid Securities

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a Fund must sell restricted securities at times which otherwise might be considered to be disadvantageous (to satisfy redemptions, for example), the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities. A Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund.

If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. See also Rule 144A Securities in this section.

Investment Companies

A Fund may from time to time invest in securities of other investment companies, subject to applicable statutory and regulatory limitations.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies’ portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the Investment Manager determines that the potential benefits of such investment justify the payment of any applicable premiums. See Equity Equivalents and ETFs in this section.

Inverse Floating Rate Obligations

Inverse floating rate obligations, or “inverse floaters” have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Loan Participations and Assignments

Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a Loan Participation, the Fund typically will have a contractual relationship only with the Lender that sold the Participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Fund’s Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund’s Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and of the Lender; (ii) the current interest rate, the period until next rate reset and the maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See “Net Asset Value.”

Loans of Portfolio Securities

The procedure for the lending of portfolio securities by a Fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a Fund receives securities as collateral, the Fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund or the borrower at any time. A Fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to a Fund, a Fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the Fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager the consideration to be earned from such loans would justify the risk.

Master Demand Notes

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. See also Variable Amount Master Demand Notes in this section.

Money Market Instruments

Money market instruments are short term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. See also Bank Obligations, Commercial Paper, Master Demand Notes, Structured Instruments, U. S. Government Obligations and Variable Amount Master Demand Notes in this section.

Mortgage-Backed Securities

The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that a Fund may invest in those new types of mortgage-backed securities to the extent consistent with its investment objectives.

Background.    Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Yield Characteristics.    Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. As a result, mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities.    Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates.    Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates.    Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.    Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the Funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

Mortgage Dollar Rolls

In mortgage “dollar rolls” a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. See also Mortgage-Backed Securities in this section.

Municipal Lease Obligations

California Tax Free Bond Fund, Cash Management Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “nonappropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “nonappropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. See Municipal Obligations in this section.

Municipal Obligations

Municipal obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Native American tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).

Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) municipal obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on municipal obligations held by a Fund.

The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a Fund’s assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these Funds, including those that invest primarily in municipal obligations of issuers located in California or New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

1.  Tax Anticipation Notes.    Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

2.  Revenue Anticipation Notes.    Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

3.  Tax and Revenue Anticipation Notes.    Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

4.  Bond Anticipation Notes.    Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various municipal obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of funds to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

In determining the tax status of interest on municipal obligations, the Investment Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer. See Municipal Lease Obligations in this section.

Non-Diversification

Each of the California Tax Free Bond Fund, Capital Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund is classified as a “non-diversified” fund under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of the Funds, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company and New York Municipal Money Market Fund intends to comply with the diversification requirements for money market funds. To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

Participation Interests and Certificates

California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may purchase from banks, insurance companies or other financial institutions on behalf of each Fund participation interests in all or part of specific holdings of municipal obligations. These Funds have the right to sell the participation interest back to the institution and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the Funds’ credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds.

The New York Municipal Money Market Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund’s interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

Portfolio Turnover

Purchases and sales of portfolio securities may be made as considered advisable by the Investment Manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions” in this SAI. See the tables under “Financial Highlights” in the Prospectus for the Funds’ portfolio turnover rates.

Preferred Stock

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See also Convertible Securities in this section.

Privately-Issued Mortgage Securities

Privately-issued mortgage securities are mortgage-backed securities issued by private issuers and may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security. See also Mortgage-Backed Securities in this section.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a Fund, as the buyer, at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the Investment Manager, are deemed creditworthy. The Investment Manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

Restricted Securities

See Illiquid Securities and Rule 144A Securities in this section.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio securities by a Fund to a broker/dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the Funds and are subject to any borrowing limitations set forth under “Investment Restrictions and Limitations” in this SAI. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the Fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a Fund’s assets. If a Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent. See also Borrowing in this section.

Rule 144A Securities

Certain Funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a Fund’s Board of Directors or Board of Trustees. The Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains oversight. The Board of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Fund’s Board periodically reviews Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase. The Investment Manager, under the supervision of the Fund’s Board, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Short Sales

Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A Fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund). If the Fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Sovereign Debt

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. See also Foreign Securities and Foreign Issuers, Supranational Debt Obligations and High Yield Bonds—High Yield Foreign Debt Securities in this section.

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by a Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. See also Firm Commitments in this section.

Stripped Mortgage Securities

Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs, Levered IOs and IOettes which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See “Additional Information Concerning Taxes” in this SAI. See also Mortgage-Backed Securities in this section.

Structured Instruments

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

Supranational Debt Obligations

Supranational entities include international organizations designated or supported by governmental entities and international banking institutions and related government agencies to promote economic reconstruction or development. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. See Foreign Securities and Foreign Issuers, and Sovereign Debt in this section.

TBA Purchase Commitments

TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a Fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If s Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. See also When-Issued and Delayed Delivery Securities in this section.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association. See also Mortgage-Backed Securities in this section.

Variable Amount Master Demand Notes

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund’s limits on restricted and illiquid securities.

Warrants

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

Securities purchased on a “when-issued” or on a “forward delivery basis means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous. See TBA Securities in this section.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds. See also Deferred Interest Bonds in this section.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund’s outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for the investment restrictions set forth below which are indicated as fundamental policies and as otherwise set forth in the Prospectus and this SAI, the policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by a Fund without applicable shareholder approval.

If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

Investment Restrictions

None of the Balanced Fund, High Yield Bond Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund may:

(1)  underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;

(2)  purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

(3)  purchase or sell commodities or commodity contracts except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

(4)  make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

(5)  purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

(6)  issue senior securities except as may be permitted by the 1940 Act.

(7)  purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

(8)  borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

(9)  invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

For purposes of investment limitations (7) and (9) above, both the borrower of a Loan and the Lender selling a Participation will be considered an “issuer.” See “Additional Investment Activities and Risk Factors—Loan Participations and Assignments.”

Investment restrictions numbered (1) through (9) above are all fundamental policies.

In addition, none of the Balanced Fund, High Yield Bond Fund, Strategic Bond Fund, and U.S. Government Fund may, as a non-fundamental policy:

(1)  purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

(2)  sell securities short (except for short positions in a futures contract or forward contract);

(3)  purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than  1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning  1/2 of 1% together own beneficially more than 5% of such securities;

(4)  invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

(5)  purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer’s total assets;

(6)  purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities if determined by the Directors to be liquid;

(7)  invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

(8)  purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

(9)  invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets or if, as a result, more than 2% of the Fund’s net assets would be invested in warrants that are not listed on AMEX or NYSE; or

(10)  invest for the purpose of exercising control over the management of any company.

The Capital Fund may not:

(1)  hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund’s investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

(2)  borrow money or pledge or mortgage its assets, except as described under “Additional Information on the Fund Investments and Investment Policies” and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

(3)  underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act (“restricted securities”); in such registrations the Fund may technically be deemed an “underwriter” for purposes of the 1933 Act. No more than 10% of the value of Fund’s total assets may be invested in illiquid securities;

(4)  make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under “Additional Investment Activities and Risk Factors—Loans of Portfolio Securities” in this SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

(5)  invest more than 10% of the value of the Fund’s total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

(6)  invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the 1933 Act or pursuant to an available exemption thereunder.);

(7)  purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales “against the box”);

(8)  purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

(9)  purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund’s net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker’s commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization;

(10)  purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SaBAM owns beneficially more than  1/2 of 1% of the securities of that issuer and such persons owning more than  1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

(11)  buy portfolio securities from, or sell portfolio securities to, any of the Fund’s officers, Directors or employees of its Investment Manager or distributor, or any of their officers or Directors, as principals;

(12)  purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund’s total assets). Covered options with respect to no more than 10% in value of the Fund’s total assets will be outstanding at any one time;

(13)  invest in interest in oil, gas or other mineral exploration or development programs.

(14)  issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (14) above are fundamental investment policies of the Capital Fund.

The Cash Management Fund may not:

(1)  purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund’s total assets in the securities of a single issuer for a period of up to three business days;

(2)  borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

(3)  invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

(4)  invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations;

(5)  pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above;

(6)  purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described in the Prospectus);

(7)  own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

(8)  purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

(9)  purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

(10)  sell securities short;

(11)  purchase or sell commodities or commodity contracts, including futures contracts;

(12)  invest for the purposes of exercising control over management of any company;

(13)  make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker’s acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

(14)  underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;

(15)  purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(16)  invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

(17)  purchase warrants; or

(18)  issue senior securities except as may be permitted by the 1940 Act.

The investment restrictions numbered (1) through (18) above are fundamental investment policies of the Cash Management Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth above to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

The Investors Value Fund may not:

(1)  purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

(2)  borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

(3)  lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund’s investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

(4)  invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested;

(5)  purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called “short” sales of securities or participate in any joint or joint and several trading accounts;

(6)  act as underwriter of securities of other issuers;

(7)  purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker’s commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

(8)  buy securities from, or sell securities to, any of its officers, Directors, employees, Investment Manager or distributor, as principals;

(9)  purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than  1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning  1/2 of 1% together own beneficially more than 5% of such securities;

(10)  purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

(11)  issue senior securities except as may be permitted by the 1940 Act;

(12)  invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets or if, as a result, more than 2% of the Fund’s net assets would be invested in warrants that are not listed on AMEX or NYSE;

(13)  invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

(14)  purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number (10) above.

Investment restrictions (1) through (11) described above are fundamental investment policies of the Investors Value Fund. Restrictions (12) through (14) are non-fundamental investment policies of the Investors Value Fund.

The New York Municipal Money Market Fund may not:

(1)  invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

(2)  purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

(3)  borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

(4)  pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

(5)  invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

(6)  own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

(7)  purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

(8)  purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

(9)  sell securities short;

(10)  purchase or sell commodities or commodity contracts, including futures contracts;

(11)  invest for the purpose of exercising control over management of any company;

(12)  make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker’s acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

(13)  underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;

(14)  purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(15)  invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

(16)  purchase warrants; or

(17)  issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (17) above are fundamental investment policies of the New York Municipal Money Market Fund. For purposes of the investment limitations listed above, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

None of the California Tax Free Bond Fund, National Tax Free Bond Fund or New York Tax Free Bond Fund may:

(1)  borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed  1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities);

(2)  underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

(3)  make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan);

(4)  purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

(5)  concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction; or

(6)  issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Investment restrictions numbered (1) through (6) above are fundamental investment policies of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. Also, as more fully described in the Prospectus, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund have the following fundamental policies: for California Tax Free Bond Fund, under normal circumstances at least 80% of the Fund’s assets are invested in California municipal obligations, for National Tax Free Bond Fund, under normal circumstances at least 80% of the Fund’s assets are invested in tax-exempt municipal obligations, and for New York Tax Free Bond Fund, as a fundamental policy, under normal circumstances at least 80% of the Fund’s assets are invested in New York municipal obligations. For purposes of the investment restrictions for the California Tax Free Bond Fund, National Tax Free bond Fund and New York Tax Free Bond Fund described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Tax Free Bond Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction (5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing. For purposes of investment restriction (4) above, each Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.

As an operating policy, the National Tax Free Bond Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Tax Free Bond Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund’s policy with respect to illiquid securities is not fundamental and may be changed without shareholder approval.

The Mid Cap Fund may not:

(1)  borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2)  underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3)  purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business (the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities);

(4)  issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5)  make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

(6)  purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The investment restrictions numbered (1) through (6) above are fundamental investment restrictions of the Mid Cap Fund. As a non-fundamental policy, the Mid Cap Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

*  *  *  *  *

Each of the Series Funds, the Capital Fund and the Investors Value Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SaBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund’s applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may seek to achieve its investment objective(s) in the future by investing in one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of such change in structure.

MANAGEMENT

The business and affairs of each Fund are managed under the direction of a Board of Directors (a Board of Trustees in the case of the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund). The applicable Board of each Fund approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributors, Investment Manager, custodian and transfer agent. The Funds’ day-to-day operations are delegated to the Investment Manager. References in this SAI to a Fund’s Board mean the Fund’s Board of Directors or Board of Trustees, as applicable. References in this SAI to a Director or Directors include both directors and trustees, as applicable, of the Board of Directors of Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund, and of the Board of Trustees of Salomon Funds Trust.

DIRECTORS AND OFFICERS

An asterisk (*) in any of the tables below identifies those Directors and officers who are “interested persons” as defined in the 1940 Act. Each Director and officer noted as an interested person is interested by virtue of that individual’s position with the Investment Manager or its affiliates (including CAM North America LLC (“CAM North America”) and Western Asset Management) described in the table below.

Directors of Each Fund.    The table below sets out the current Directors of each Fund, together with information about their term of office.

	Name	Term of Office(1) & Length of Time Served
BALANCED FUND, CASH MANAGEMENT FUND, HIGH YIELD BOND FUND, NEW YORK MUNICIPAL MONEY MARKET FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND FUND, U.S. GOVERNMENT FUND (THE SERIES FUNDS)

Disinterested Directors	Carol L. Colman	Since 1996

	Daniel P. Cronin	Since 1996

	Leslie H. Gelb	Since 2002

	William R. Hutchinson	Since 2003

	Dr. Riordan Roett	Since 2002

	Jeswald W. Salacuse	Since 2002

Interested Director	R. Jay Gerken, CFA*	Since 2002

CAPITAL FUND & INVESTORS VALUE FUND

Disinterested Directors	Andrew L. Breech	Since 1991

	Carol L. Colman	Since 1998

	William R. Dill	Since 1985

	William R. Hutchinson	Since 2003

	Thomas F. Schlafly	Capital Fund: Since 1986 Investors Value Fund: Since 1983

Interested Director	R. Jay Gerken, CFA*	Since 2002

	Name	Term of Office(1) & Length of Time Served

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND & NEW YORK TAX FREE BOND FUND

Disinterested Trustees	Elliott J. Berv	Since 1986

	Donald M. Carlton	Since 2005

	A. Benton Cocanougher	Since 2005

	Mark T. Finn	Since 1990

	Stephen Randolph Gross	Since 2003

	Diana Harrington	Since 1992

	Susan B. Kerley	Since 1992

	Alan G. Merten	Since 2005

	R. Richardson Pettit	Since 2005

Interested Trustee	R. Jay Gerken, CFA*	Since 2002

(1)	Indicates the date when a Director began to hold office for a Fund. Each Director holds office for an indefinite term until the earlier of (a) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (b) a Director resigns or dies his or her term as a Director is terminated in accordance with the applicable Fund’s charter documents.

Additional Biographical Information Concerning Directors.    Below is an alphabetical listing of all Directors of the Funds, not broken out by individual Fund, detailing their addresses, ages, their principal occupations during at least the past five years (their titles may have varied during that period), the number of investment companies in the Fund complex that each Director oversees, and the other board memberships held by each Director that are not included under “Principal Occupations.” The address of each Director is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

Name and Age	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen	Other Directorships Held by Director
Elliott J. Berv Birth year: 1943	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (from 2001 to 2004); Chief Executive Officer, Motocity USA (motorsport racing) (from 2004 to 2005).	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001; Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

Name and Age	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen	Other Directorships Held by Director
Andrew L. Breech Birth year: 1952	President, Dealer Operating Control Service, Inc. (automotive management) (since 1985).	3	None

Donald M. Carlton Birth year: 1937	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).

A. Benton Cocanougher Birth year: 1938	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001).	37	None

Carol L. Colman Birth year: 1946	President, Colman Consulting Co.	37	None

Daniel P. Cronin Birth year: 1946	Retired; formerly, Associate General Counsel, Pfizer, Inc.	34	None

William R. Dill Birth year: 1930	President, Maine College of Art (since 2005); Educational Consultant (since 2005); formerly, retired.	3	None

Name and Age	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen	Other Directorships Held by Director
Mark T. Finn Birth year: 1943	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000).	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (1983-1999).

Leslie H. Gelb Birth year: 1937	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times.	34	Director, Britannica.com; Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone”).

Name and Age	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen	Other Directorships Held by Director
R. Jay Gerken, CFA* Birth year: 1951	Managing Director of Legg Mason & Co., LLC; President and Chief Executive Officer of Smith Barney Fund Management (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with the Investment Manager or its affiliates; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 169 funds associated with the Investment Manager or its affiliates.	169	Trustee of 11 Consulting Group Capital Markets Funds

Stephen Randolph Gross Birth year: 1947	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leveraged buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002).	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank Financial Services, Inc. (formerly known as ebank.com, Inc.) (from 1997 to 2004).

Diana Harrington Birth year: 1940	Professor, Babson College (since 1992).	37	None

William R. Hutchinson Birth year: 1942	President, WR Hutchinson & Associates, Inc. (Consultants) (since 2001); formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Name and Age	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen	Other Directorships Held by Director
Susan B. Kerley Birth year: 1951	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990).	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991).

Alan G. Merten Birth year: 1941	President, George Mason University (since 1996).	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); former Director, Comshare, Inc. (information technology) (1985-2003).
R. Richardson Pettit Birth year: 1942	Professor of Finance, University of Houston (since 1977); Independent Consultant (since 1984).	37	None

Dr. Riordan Roett Birth year: 1938	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	34	None

Jeswald W. Salacuse Birth year: 1938	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.	34	Director of two registered investment companies advised by Blackstone.

Thomas F. Schlafly Birth year: 1948	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989).	3	None

(1)	A Fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Officers of Each Fund.    The table below sets out the current executive officers of each Fund, together with information about their term of office.

Position	Name	Term of Office(1) and Length of Time Served
BALANCED FUND, CASH MANAGEMENT FUND, HIGH YIELD BOND FUND, NEW YORK MUNICIPAL MONEY MARKET FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND FUND, U.S. GOVERNMENT FUND (THE SERIES FUNDS)

Chairman, President and Chief Executive Officer	R. Jay Gerken, CFA*	Since 2002

Senior Vice President and Chief Administrative Officer	Andrew B. Shoup*	Since 2003

Chief Compliance Officer	Ted P. Becker*	Since 2006

Secretary and Chief Legal Officer	Robert I. Frenkel*	Since 2003

Treasurer and Chief Financial Officer	Frances M. Guggino*	Since 2002

Controller	Wendy S. Setnicka*	Since 2004

Chief Anti-Money Laundering Compliance Officer	John Chiota*	Since 2006

Assistant Secretary	Thomas C. Mandia*	Since 2000

Assistant Secretary	Robert M. Nelson*	Since 2002

Assistant Secretary	William J. Renahan*	Since 2002

Executive Vice President	Robert E. Amodeo, CFA*	Since 1992

Executive Vice President	Charles K. Bardes*	Since 1998

Executive Vice President	Thomas A. Croak*	Since 1998

Executive Vice President	Vincent Gao, CFA*	Since 2004

Executive Vice President	John G. Goode*	Since 2002

Executive Vice President	Peter J. Hable*	Since 2002

Executive Vice President	Maureen O’Callaghan*	Since 1997

Executive Vice President	George J. Williamson*	Since 1998

Executive Vice President	Margaret Blaydes*	Since 2005

Executive Vice President	Kevin Caliendo*	Since 2005

Executive Vice President	Robert Feitler, Jr.*	Since 2004

Executive Vice President	Patrick Hughes*	Since 2005

Executive Vice President	Kevin Kennedy*	Since 1996

Executive Vice President	Dmitry Khaykin*	Since 2005

Executive Vice President	Mark J. McAllister, CFA*	Since 2000

CAPITAL FUND & INVESTORS VALUE FUND

Chairman, President and Chief Executive Officer	R. Jay Gerken, CFA*	Since 2002

Senior Vice President and Chief Administrative Officer	Andrew B. Shoup*	Since 2003

Executive Vice President (Capital Fund only)	Kevin Caliendo*	Since 2004

Executive Vice President (Investors Value Fund only)	Robert Feitler*	Since 2004

Secretary and Chief Legal Officer	Robert I. Frenkel*	Since 2003

Executive Vice President (Investors Value Fund only)	Mark J. McAllister, CFA*	Since 2000

Position	Name	Term of Office(1) and Length of Time Served
Chief Compliance Officer	Ted P. Becker*	Since 2006

Chief Anti-Money Laundering Compliance Officer	John Chiota*	Since 2006

Treasurer and Chief Financial Officer	Frances M. Guggino*	Since 2002

Controller	Wendy S. Setnicka*	Since 2004

Assistant Secretary	Thomas C. Mandia*	Since 2000

Assistant Secretary	Robert M. Nelson*	Since 2002

Assistant Secretary	Barbara J. Allen*	Since 2004

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND & NEW YORK TAX FREE BOND FUND

Chairman, President and Chief Executive Officer	R. Jay Gerken, CFA*	Since 2002

Chief Financial Officer and Treasurer	Frances Guggino*	Since 2004

Senior Vice President and Chief Administrative Officer	Andrew B. Shoup*	Since 2003

Secretary and Chief Legal Officer	Robert I. Frenkel*	Since 2000 Since 2003

Chief Compliance Officer	Ted P. Becker*	Since 2006

Chief Anti-Money Laundering Compliance Officer	John Chiota*	Since 2006

Controller	Wendy S. Setnicka*	Since 2004

Assistant Secretary	Thomas C. Mandia*	Since 2000

Assistant Secretary	Rosemary D. Emmens*	Since 2000

Assistant Secretary	Harris C. Goldblat*	Since 2000

Assistant Secretary	George Hoyt*	Since 2005

(1)	The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Additional Biographical Information Concerning Officers.    Below is an alphabetical listing of all officers of the Funds, not broken out by individual Fund, detailing their ages, addresses and their principal occupations during at least the past five years (their titles may have varied during that period). The address of each officer, unless otherwise indicated, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

Name, Address and Age	Principal Occupation(s) During Past 5 Years
Barbara J. Allen* Birth Year: 1957	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice President, Citigroup Asset Management (“CAM”) (2004-1999); Assistant Secretary of certain mutual funds associated with the Investment Manager or its affiliates.

Robert E. Amodeo* Birth year: 1964	Managing Director (since 2002) and Director (1999-2002), the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Charles K. Bardes* Birth year: 1959	Vice President of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Name, Address and Age	Principal Occupation(s) During Past 5 Years
Ted P. Becker* Birth year: 1951	Managing Director of Compliance at Legg Mason & Co., LLC or its predecessors (since 2005); Chief Compliance Officer with certain mutual funds associated with the Investment Manager or its affiliates (since 2006); Managing Director of Compliance at CAM (2002-2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

Margaret Blaydes* Birth year: 1969	Director of the Investment Manager or its affiliates (since 2005); formerly research analyst with Citigroup; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Kevin Caliendo* Birth year: 1970	Director of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates; Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager of SAC Capital Advisors, LLC (2001-2002)

John Chiota* Birth year: 1968	Vice President of Legg Mason & Co., LLC or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain funds associated with the Investment Manager or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.

Thomas A. Croak* Birth year: 1961	Vice President of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Rosemary D. Emmens* 300 First Stamford Place Stamford, CT 06902 Birth year: 1969	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice President of CAM (1998-2004); Assistant Secretary of certain mutual funds associated with the Investment Manager or its affiliates.

Robert Feitler, Jr.* Birth year: 1959	Director of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Robert I. Frenkel* 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Managing Director and General Counsel, Global Mutual Funds for Legg Mason & Co., LLC or its predecessors (since 2000); Officer of CAM (1994 to 2005); Secretary of CFM; Secretary of certain mutual funds associated with the Investment Manager or its affiliates; Chief Legal Officer of certain mutual funds associated with the Investment Manager or its affiliates.

Vincent Gao, CFA* Birth year: 1974	Director of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Name, Address and Age	Principal Occupation(s) During Past 5 Years
R. Jay Gerken, CFA* Birth year: 1951	Managing Director of Legg Mason & Co., LLC; President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with the Investment Manager or its affiliates; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 169 funds associated with the Investment Manager or its affiliates.

Harris C. Goldblat* 300 First Stamford Place Stamford, CT 06902 Birth year: 1969	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice President of CAM (2000-2004); Assistant Secretary of certain mutual funds associated with the Investment Manager or its affiliates.

John G. Goode* One Sansome Street, 36th Floor San Francisco, CA 94104 Birth year: 1944	Managing Director of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Frances M. Guggino* 125 Broad Street New York, NY 10004 Birth year: 1957	Director of Legg Mason & Co., LLC or its predecessors; Treasurer and/or Controller of certain funds associated with the Investment Manager or its affiliates (since 1991).

Peter J. Hable* One Sansome Street, 36th Floor San Francisco, CA 94104 Birth year: 1958	Managing Director of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

George Hoyt* 300 First Stamford Place Stamford, CT 06902 Birth year: 1965	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2005); Assistant Secretary of certain mutual funds associated with the Investment Manager or its affiliates; Associate, Sidley Austin Brown & Wood LLP (2000-2005).

Patrick Hughes* Birth year: 1964	Vice President of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Kevin Kennedy* Birth year: 1954	Managing Director of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Dmitry Khaykin* Birth year: 1968	Vice President of the Investment Manager or its affiliates (since 2003); officer of certain mutual funds associated with the Investment Manager or its affiliates; formerly a Research Analyst at Gabelli & Co., Inc.

Thomas C. Mandia* 300 First Stamford Place Stamford, CT 06902 Birth year: 1962	Managing Director and Deputy General Counsel, Legg Mason & Co., LLC or its predecessors (Since 1992); Assistant Secretary of certain mutual funds associated with the Investment Manager or its affiliates.

Mark J. McAllister, CFA* Birth year: 1962	Managing Director of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

Name, Address and Age	Principal Occupation(s) During Past 5 Years
Robert M. Nelson* 300 First Stamford Place Stamford, CT 06902 Birth year: 1950	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice-President of CAM (2004-1996); Assistant Secretary of certain mutual funds associated with the Investment Manager or its affiliates.

Maureen O’Callaghan* Birth year: 1964	Managing Director of the Investment Manager or its affiliates (since 2001); Director and Vice President, the Investment Manager or its affiliates (prior to 2001); officer of certain mutual funds associated with the Investment Manager or its affiliates.

William J. Renahan* Birth year: 1969	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice-President of CAM (2004-1999); Assistant Secretary of certain mutual funds associated with the Investment Manager or its affiliates.

Wendy S. Setnicka* 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Vice President of Legg Mason & Co., LLC or its predecessors (since 2002); Assistant Vice President of CAM (from 1998 to 2002); officer of certain mutual funds associated with the Investment Manager or its affiliates.

Andrew B. Shoup* 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1956	Director of Legg Mason & Co., LLC or its predecessors; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with the Investment Manager or its affiliates; Head of International Funds Administration of CAM (2001-2003); Director of Global Funds Administration of CAM (2000-2001); Head of Citibank U.S. Funds Administration (1998-2000).

George J. Williamson* Birth year: 1933	Managing Director of the Investment Manager or its affiliates; officer of certain mutual funds associated with the Investment Manager or its affiliates.

The Board of each Company has a standing Audit Committee comprised of all of the Directors or Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. The Audit Committees oversee the scope of the Funds’ audit, the Funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committees approve, and recommend to the Disinterested Directors or Trustees, as applicable, for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firm and approve the compensation of the independent registered public accounting firm.

The Audit Committees also approve all audit and permissible non-audit services provided to the Funds by their independent registered public accounting firms and all permissible non-audit services provided by the Funds’ independent registered public accounting firms to SaBAM and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee of the Series Funds met six times and the Audit Committees of the Capital Fund and the Investors Value Fund each met four times. The Audit Committee for the California Tax Free Bond, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund met four times during such Funds’ last fiscal year.

The Board of Salomon Funds Trust also has a standing Governance Committee and the Board of each of the Series Funds, the Capital Fund and the Investors Value Fund has a standing Nominating Committee comprised of all of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Governance Committee and Nominating Committees are responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee and the Nominating Committees of Series Funds, Capital Fund and Investor Value Fund met four times and one time, respectively, during the most recent fiscal year. The Governance Committee and the Nominating Committees may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the appropriate Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee and Nominating Committees also identify potential nominees through their network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committees meet to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. None of the Committees has specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Board members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board member, the Governance Committee and Nominating Committees may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Fund, as applicable.

The Board of Salomon Funds Trust also has a standing Performance and Review Committee, which is comprised of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Funds’ management contract, applicable distribution plans and distribution agreement. The Performance and Review Committee met four times during the most recent fiscal year.

The following tables show the dollar range of equity securities owned by the Directors in the Funds and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2005. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investments and investor services.

SERIES FUNDS

Dollar Range of Equity Securities
Name of Director	Balanced Fund	Cash Management Fund	High Yield Bond Fund
Disinterested Directors:
Carol L. Colman	None	None	None
Daniel P. Cronin	$10,001 - $50,000	None	$10,001 - $50,000
Leslie H. Gelb	None	None	None
William R. Hutchinson	None	None	None
Riordan Roett	None	None	None
Jeswald W. Salacuse	None	None	None

Interested Director:
R. Jay Gerken	None	None	$50,001 - $100,000

Name of Director	New York Municipal Money Market Fund	Small Cap Growth Fund	Strategic Bond Fund	U.S. Government Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Disinterested Directors:
Carol L. Colman	None	$10,001 - $50,000	None	None	Over $100,000
Daniel P. Cronin	None	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000
Leslie H. Gelb	None	None	None	None	None
William R. Hutchinson	None	None	None	None	Over $100,000
Riordan Roett	None	None	None	None	None
Jeswald W. Salacuse	None	None	None	None	$10,001 - $50,000

Interested Director:
R. Jay Gerken	None	None	None	None	Over $100,000

CAPITAL FUND AND INVESTORS VALUE FUND

	Dollar Range of Equity Securities		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Name of Director	Capital Fund	Investors Value Fund
Disinterested Directors:
Andrew L. Breech	$10,001 - $50,000	Over $100,000	Over $100,000
Carol L. Colman	$10,001 - $50,000	$1 - $10,000	Over $100,000
William R. Dill	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
William R. Hutchinson	None	None	Over $100,000
Thomas F. Schlafly	Over $100,000	Over $100,000	Over $100,000

Interested Director:
R. Jay Gerken	$10,001 - $50,000	None	Over $100,000

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND,

NATIONAL TAX FREE BOND FUND AND NEW YORK TAX FREE BOND FUND

	Dollar Range of Equity Securities				Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Name of Trustee	California Tax Free Bond Fund	Mid Cap Fund	National Tax Free Bond Fund	New York Tax Free Bond Fund
Disinterested Trustees:
Elliott J. Berv	None	None	None	None	None
Donald M. Carlton	None	None	None	None	Over $100,000
A. Benton Cocanougher	None	None	None	None	$10,001 - $50,000
Mark T. Finn	None	None	None	None	$1 - $10,000
Stephen Randolph Gross	None	None	None	None	None
Diana Harrington	None	None	None	None	$10,001 - $50,000
Susan B. Kerley	None	None	None	None	$1 - $10,000
Alan G. Merten	None	None	None	None	$1 - $10,000
R. Richardson Pettit	None	None	$10,001 - $50,000	None	$10,001 - $50,000

Interested Trustee:
R. Jay Gerken	None	None	None	None	Over $100,000

None of the disinterested Directors nor their family members had any interest in the Investment Manager, LMIS, CGM or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, LMIS or CGM as of December 31, 2005.

Information regarding compensation paid to the Directors of each Fund for the fiscal year ended December 31, 2005 is set forth below. The members of each Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

With respect to the Series Funds, the Funds currently pay each of the Directors who is not a director, officer or employee of the Investment Manager or any of its affiliates its pro rata share based on asset size of: an annual fee of $10,000 plus $750 for attendance at each in-person meeting of the Board of Directors and $500 for each telephonic meeting in which that Director participates. The Chair of the Audit Committee will receive an additional $5,000 per year.

With respect to the Capital and Investors Value Funds, the Funds currently pay each of the Directors who is not a director, officer or employee of the Investment Manager or any of its affiliates, its pro rata share based on asset size of: an annual fee of $5,000 plus $750 for attendance at each in-person meeting of the Board of Directors and $500 for each telephonic meeting in which that Director participates.

Upon attaining the age of 75, Directors of Series Funds, Capital Fund and Investors Value Fund are required to change to emeritus status. Director Emeritus status is limited in duration to the lesser of five years or the number of years of service as an active Director. Directors Emeritus are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights.

With respect to the compensation of the Trustees of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, each Fund in the Fund Complex for which such

Trustee serves as Trustee pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the Investment Manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The Lead Trustee will receive an additional $10,000 per year and the Chair of the Audit Committee and Performance and Review Committees will each receive an additional $7,500 per year. The Funds reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending Board meetings.

Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

SERIES FUNDS

Name of Director	Aggregate Compensation From Balanced Fund	Aggregate Compensation From Cash Management Fund	Aggregate Compensation From High Yield Bond Fund
Disinterested Directors:
Carol L. Colman	$1,335	$957	$6,284
Daniel P. Cronin	$1,041	$663	$5,990
Leslie H. Gelb	$941	$563	$5,890
William R. Hutchinson	$1,016	$638	$5,965
Riordan Roett	$941	$563	$5,890
Jeswald W. Salacuse	$966	$588	$5,915

Name of Director	Aggregate Compensation From New York Municipal Money Market Fund	Aggregate Compensation From Small Cap Growth Fund	Aggregate Compensation From Strategic Bond Fund	Aggregate Compensation From U.S. Government Fund
Disinterested Directors:
Carol L. Colman	$1,145	$2,916	$1,680	$1,365
Daniel P. Cronin	$851	$2,622	$1,386	$1,071
Leslie H. Gelb	$751	$2,522	$1,286	$971
William R. Hutchinson	$853	$2,597	$1,361	$1,046
Riordan Roett	$751	$2,522	$1,286	$971
Jeswald W. Salacuse	$776	$2,547	$1,311	$996

Name of Director	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Funds and Fund Complex Paid to Directors(1)	Number of Funds in Complex
Disinterested Directors:
Carol L. Colman	$0	$233,500	37
Daniel P. Cronin	$0	$176,500	34
Leslie H. Gelb	$0	$169,500	34
William R. Hutchinson	$0	$279,300	44
Riordan Roett	$0	$166,000	34
Jeswald W. Salacuse	$0	$169,250	34

(1)

In addition to the amounts set forth above, Messrs. Cronin, Gelb, Hutchinson, Roett and Salacuse and Ms. Colman received $95,500, $46,000, $163,500, $82,000, $86,500 and $171,749, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Funds. Those amounts were borne by the Investment Manager and/or its affiliates and not the Funds.

During the last fiscal year of the Series Funds, no compensation was paid by the Series Funds to a Director Emeritus.

CAPITAL FUND

Name of Director	Aggregate Compensation From Capital Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Funds and Fund Complex Paid to Directors(1)	Number of Funds in Complex
Disinterested Directors:
Andrew L. Breech	$9,000	$0	$29,250	3
Carol L. Colman	$9,806	$0	$233,500	37
William R. Dill	$9,000	$0	$29,750	3
William R. Hutchinson	$9,500	$0	$279,300	44
Thomas F. Schlafly	$9,500	$0	$31,250	3

(1)	In addition to the amounts set forth above, Messrs. Breech, Dill, Hutchinson and Schlafly and Ms. Colman received $13,500, $15,250, $163,450, $17,250 and $171,750, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Fund. Those amounts were borne by the Investment Manager and/or its affiliates and not the Fund.

During the last fiscal year of the Capital Fund, total compensation paid by the Capital Fund to a Director Emeritus totaled $4,750.00.

INVESTORS VALUE FUND

Name of Director	Aggregate Compensation From Investors Value Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Funds and Fund Complex Paid to Directors(1)	Number of Funds in Complex
Disinterested Directors:
Andrew L. Breech	$9,250	$0	$29,250	3
Carol L. Colman	$9,750	$0	$233,500	37
William R. Dill	$9,250	$0	$29,750	3
William R. Hutchinson	$9,750	$0	$279,300	44
Thomas F. Schlafly	$9,750	$0	$31,250	3

(1)	In addition to the amounts set forth above, Messrs. Breech, Dill, Hutchinson and Schlafly and Ms. Colman received $13,500, $15,250, $163,450, $17,250 and $171,750, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Fund. Those amounts were borne by the Investment Manager and/or its affiliates and not the Fund.

During the last fiscal year of the Investors Value Fund, total compensation paid by the Investors Value Fund to a Director Emeritus totaled $4,875.00.

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND,

NATIONAL TAX FREE BOND FUND AND NEW YORK TAX FREE BOND FUND

Name of Trustee	Aggregate Compensation From California Tax Free Bond Fund	Aggregate Compensation From Mid Cap Fund	Aggregate Compensation From National Tax Free Bond Fund	Aggregate Compensation From New York Tax Free Bond Fund
Disinterested Directors:
Elliott J. Berv	$741	$753	$771	$828
Donald M. Carlton	$0	$879	$0	$0
A. Benton Cocanougher	$0	$841	$0	$0
Mark T. Finn	$741	$754	$773	$835
Stephen Randolph Gross	$720	$756	$732	$754
Diana Harrington	$741	$753	$770	$828
Susan B. Kerley	$741	$753	$770	$828
Alan G. Merten	$0	$825	$0	$0
R. Richardson Pettit	$0	$826	$0	$0

Name of Trustee	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees(1)	Number of Funds in Complex(2)
Disinterested Directors:
Elliott J. Berv	$0	$123,000	37
Donald M. Carlton	$0	$132,500	37
A. Benton Cocanougher	$0	$127,000	37
Mark T. Finn	$0	$130,700	37
Stephen Randolph Gross	$0	$130,500	37
Diana Harrington	$0	$123,000	37
Susan B. Kerley	$0	$123,000	37
Alan G. Merten	$0	$122,500	37
R. Richardson Pettit	$0	$122,500	37

(1)	In addition to the amounts set forth above, Messrs. Berv, Carlton, Cocanougher, Finn, Gross, Merten, and Pettit, Ms. Harrington and Ms. Kerley received $38,500, $50,000, $39,000, $50,000, $85,500, $50,500, $49,500, $50,000 and $50,500, respectively, during the calendar year ended December 31, 2005 for service as Trustees in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Funds. Those amounts were borne by the Investment Manager and/or its affiliates and not the Funds.
(2)	Two of the Funds in the Fund Complex were not operational during the fiscal year ended December 31, 2005.

As of April 4, 2006, Directors and officers of the Funds, individually and as a group, beneficially own less than 1% of the outstanding shares of their respective Funds.

Salomon Funds Trust has adopted a Retirement Plan for all Trustees who are not “interested persons” of the Trust, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies in the Fund Complex for at least ten years and who have attained at least the age of 67 when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionately with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, if the applicable Trustee has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

The following table shows the estimated retirement benefit that would be payable annually under the Plan upon retirement at the specified compensation and years-of-service classifications.

Average Compensation in Last Year of Service	Years of Service
	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years or More
$ 80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$ 90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$ 100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000
$ 110,000	$275,000	$330,000	$385,000	$440,000	$495,000	$550,000
$ 120,000	$300,000	$360,000	$420,000	$480,000	$540,000	$600,000
$ 130,000	$325,000	$390,000	$455,000	$520,000	$585,000	$650,000

Assuming continuous service as a Trustee of the fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2005, former Trustees of Salomon Funds Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley and Mr. E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments, and Mr. Woods received an aggregate of $60,000 in four quarterly installment payments.

The Declaration of Trust of Salomon Funds Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of Salomon Funds Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee’s rights to indemnification.

PRINCIPAL HOLDERS OF SECURITIES

The following table lists shareholders of record who held 5% or more of the outstanding securities of each class of a Fund as of April 4, 2006. Shareholders who beneficially own, either directly or indirectly, greater than 25% of the outstanding shares of a class of shares are deemed to be “control persons,” as defined in the 1940 Act, of such class.

Fund	Class	Shareholder	Percentage Ownership
Balanced Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	33.16%

		Smith Barney 401 Advisors Trust Citigroup Inst Trust TTE 400 Atrium Drive Somerset, NJ 08873	21.68%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	57.86%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	59.57%

	O	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	35.18%

		Davenport & Company LLC W. Proctor Harvey & Irma B. Harvey Ten Com 8630 Overlook Road McLean, VA 22102	23.28%

		BSDT IRA R/O Cust FBO Dean Betzios 102 Dubois Avenue Sea Cliff, NY 15579	8.97%

California Tax Free Bond Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	95.53%

	B	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	90.99%

	C	NFS LLC, Joan M. Bowen 202 N San Jose Drive Glendora, CA 91741	59.92%

		First Clearing, LLC, Robert B. Pirkey 813 Wilcox Avenue Apt. 301 Los Angeles, CA 90038-3699	40.05%

Fund	Class	Shareholder	Percentage Ownership
	O	Merrill J. Jacobson 10725 Hess Drive Lamesa, CA 92041	100.00%

Capital Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	29.05%

		Smith Barney 401K Advisors Trust Citigroup Inst. Trust Co TTEE 400 Atrium Drive Somerset, NJ 08873-4172	10.68%

		Citigroup Institutional Trust TTEE Citistreet Retirement Trust Acct 400 Atrium Drive Somerset, NJ 08873-41727	9.34%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	7.70%

		Charles Schwab & Co. Inc, Reinvest Account 101 Montgomery Street San Francisco, CA 94104	5.14%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	47.44%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	13.12%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	63.53%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	11.06%

	O	State Street Bank & Trust Cust FBO Citistreet 401K Plan 105 Rosemont Avenue Westwood, MA 02090-2318	71.86%

	Y	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	99.98%

Fund	Class	Shareholder	Percentage Ownership
Cash Management Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	17.62%

		Aswan Investments LP 83 W. Santa Clara Street Ste. 690 San Jose, CA 95113	16.67%

		Northstar Advantage Funds FBO Class A Shareholders 300 First Stamford Place Stamford, CT 06902	13.93%

		Faroah Group LP 84 W. Santa Clara Street Ste. 690 San Jose, CA 95113	13.27%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	66.11%

		Northstar Advantage Funds FBO Class A Shareholders 300 First Stamford Place Stamford, CT 06902	6.18%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	46.30%

		Gordon Horne Hicks & Floyd PA 401K Profit Sharing Plan FBO John H. Horne Jr Charles Hicks Jr & William Floyd Jr TTEES PO Box 587 Laurinburg, NC 28353	16.26%

		NFS LLC FEBO NFS/FMTC IRA FBO Dee A Hyde 1251 West 200 North Kaysville, UT 84037	11.44%

		Gordon Horne Hicks & Floyd PA 401K Profit Sharing Plan FBO John H. Horne Jr Charles Hicks Jr & William Floyd Jr TTEES PO Box 587 Laurinburg, NC 28353	4.54%

Fund	Class	Shareholder	Percentage Ownership
High Yield Bond Fund	A	John Hancock Life Insurance Co USA 250 Bloor Street East, 7th Floor Toronto, Ontario, Canada M4W1E5	33.11%

		Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	13.34%

		Charles Schwab & Co Inc Reinvest Account 101 Montgomery Street San Francisco, CA 94104	9.03%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	55.97%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	6.34%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	68.40%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	6.11%

	O	State Street Bank & Trust Cust FBO CitiStreet 401k Plan 105 Rosemont Ave Westwood, MA 02090	99.44%

	Y	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	99.70%

Investors Value Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	11.23%

		Smith Barney 401K Advisors Trust Citigroup Inst. Trust Co TTEE 400 Atrium Drive Somerset, NJ 08873-4172	10.55%

		Citigroup Institutional Trust TTEE Citistreet Retirement Trust Acct 400 Atrium Drive Somerset, NJ 08873-4172	7.37%

Fund	Class	Shareholder	Percentage Ownership
		State Street Bank & Trust TTEE Citistreet Corp Attn: Tabatha Greene Core Market 1 Heritage Drive Quincy, MA 02171-2105	6.52%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	50.07%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	8.91%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	69.14%

	Y	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	100.00%

Mid Cap Fund	A	Smith Barney 401K Advisors Trust Citigroup Inst. Trust Co TTEE 400 Atrium Drive Somerset, NJ 08873-4172	56.47%

	B	First Clearing, LLC ADL Enterprises LLC PO Box 408 Sayville, NY 11782-0408	11.93%

		Janney Montgomery Scott LLC Ana Guzman 1801 Market Street Philadelphia, PA 19103-1675	11.48%

		BSDT Cust FBO Ann Detar Green R/O IRA 3634 Tanglewood Drive Ann Arbor, MI 48105-9500	8.60%

		LPL Financial Services 9785 Town Centre Drive San Diego, CA 92121-1968	7.85%

		NFS LLC FEBO George Randy McCraken 7700 Yankee Hill Road Lincoln, NE 68516	5.99%

Fund	Class	Shareholder	Percentage Ownership
	C	AG Edwards & Sons Inc. FBO Mary D Biehn One North Jefferson St. Louis, MO 63103-2287	14.92%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	8.89%

		AG Edwards & Sons Inc. FBO Mary D Woods & Julia L. Allison Woods TTEE Woods One North Jefferson St. Louis, MO 63103-2287	8.81%

		First Clearing LLC Richard Keith Hope 6423 Eleanor Court Norfolk, VA 23508-1009	6.71%

		First Clearing, LLC John P. Wineman IRA R/O FCC as Custodian 10700 Wheat First Drive Glen Allen, VA 23060	6.42%

		Bruce R. Hutchinson & Karen W. Hutchinson Co TTEES, Hutchinson Family Trust 783 Santa Victoria Solana Beach, CA 92075-1551	6.16%

		AG Edwards & Sons Inc C/F David M. Mackenzie 251 Sturges Road Fairfield, CT 06430-4958	6.09%

	O	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	98.35%

National Tax Free Bond Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	79.01%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	40.46%

		NFS LLC HMSS Company A Partnership 1029 Railroad Street Corona, CA 92882	7.58%

Fund	Class	Shareholder	Percentage Ownership
		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.60%

		RBC Dain Rauscher Jeanne T. Allen 332 East Allens Lane Philadelphia, PA 19119-0000	5.52%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	46.77%
		UBS Financial Services Inc. FBO Herbert Zimelis Living TR 35 Windsor Drive Boynton Beach, FL 33436-6062	7.45%

		James Omer Olson & Connie K. Olsen 40715 Misty Trail Richville, MN 56576	6.83%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	5.91%

		LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	5.79%

		Girard E. Haverty 2230 Chesterbrook Ct Apt. 204 Naples, FL 34109	5.29%

	O	Dorothy R. Weiskopf & Karen Weiskopf Preston Weiskopf Family Trust 145 N. Milwakee Avenue Apt. 6026 Vernon Hills, IL 60061	37.45%

		William A. Caldwell The William A. Caldwell Rev Trust 13400 Shaker Blvd, No. 706 Cleveland, OH 44120	22.79%

		Beverly A. Hammer Family Trust 516 E-3085 So Salt Lake City, UT 84106	22.45%

		Thomas Lavan & Anne Lavan 35 Quaker Lane Farmingdale, NY 11735	16.00%

New York Municipal Money Market Fund	A	Eugene Tesoriero Orlando Tesoriero JTWROS 35 Convent Rd. Syosset, NY 11791	36.98%

Fund	Class	Shareholder	Percentage Ownership
		Edward P. Smith and Mary N. Smith JTWROS 36 Avon Road Bronxville, NY 10708	22.90%

		Joseph Victor Lipschutz & Madeline Lipschutz JTWROS 32 Carling Drive New Hyde Park, NY 11040	12.74%

	O	Heidi D Kallal 950 N Michigan Ave., Apt 2206 Chicago, IL 60611	18.42%

		Irving & Benice Brilliant Co-TTEES Irving Brilliant Trust PO Box 150513 Brooklyn, NY 11215	15.25%

		Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	9.42%

		Irv Brilliant & Benice Brilliant TTEES Nicole Brilliant Trust 50 Richards Rd Port Washington, NY 11050	6.73%

New York Tax Free Bond Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	87.95%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	19.95%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	51.67%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.11%

		Dean Witter for the Benefit of Bruce Meyers PO Box 250, Church Street Station New York, NY 10008-0250	15.97%

	C	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	74.91%

Fund	Class	Shareholder	Percentage Ownership
		Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	23.58%

	O	Marc A. Brilliant 5 South Bayles Port Washington, NY 11050-0000	83.49%

		Bernard Levy, Toby Levy & Barbara Einhorn 820 Ocean Parkway, Apt. 202 Brooklyn, NY 11230	16.15%

Small Cap Growth Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	41.62%

		Smith Barney 401K Advisors Trust Citigroup Inst Trust Co TTEE 400 Atrium Drive Somerset, NJ 08873	9.77%

		Hartford Life Insurance Company Separate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104	9.05%

		Nationwide Trust Co FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218	5.32%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	54.45%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	5.64%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	62.22%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	13.46%

	O	State Street Bank & Trust Co 225 Franklin Street, 10th Floor Boston, MA 02110	81.04%

Fund	Class	Shareholder	Percentage Ownership
	Y	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	91.69%

		State Street Bank & Trust Co 225 Franklin Street, 10th Floor Boston, MA 02110	8.30%

Strategic Bond Fund	A	Smith Barney 401K Advisors Trust Citigroup Inst Trust Co TTEE 400 Atrium Drive Somerset, NJ 08873	28.28%

		Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	18.67%

		Bank of New York TTEE Oglethorpe Power Corporation 100 Ashford Ctr N Ste 520 Atlanta, GA 30338	10.13%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	5.19%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	55.90%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	9.69%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	59.00%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	10.10%

	O	Kathleen Pappas 36 Hilltop Road New Hartford, CT 06057	22.87%

		James N. Brown Jr & Lila B. Brown Ten Com 224 Wagon Wheel Lane Columbus, NJ 08022	19.60%

		Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	18.85%

Fund	Class	Shareholder	Percentage Ownership
		BSDT Custodian for the IRA Account of Stephen P. Shapiro 26 Dante Street Larchmont, NY 10538	15.62%

		BSDT Cust FBO Virginia M. Sobol IRA/RO 14 Brothers Place Convent Station, NJ 07960	5.34%

	Y	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	100.00%

US Government Fund	A	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	72.40%

	B	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	72.85%

		MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	5.62%

	C	Citigroup Global Markets, Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001	39.05%

		MLPF&S for the Sole Benefit of its Customers Attn Fund: Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	32.38%

	O	Paul C Bellman MD 808 Broadway Apt# PH/D New York, NY 10003	48.17%

		Edgar Berman P.O. Box 444 Reseda, CA 91335	11.90%

		BSDT Custodian for the IRA Account of David M. Shapiro 10 Waterside Plaza, 8F New York, NY 10010	11.19%

INVESTMENT MANAGER

SaBAM serves as investment manager to each Fund pursuant to an investment management agreement (each an “Investment Management Agreement”, collectively the “Investment Management Agreements”) with each Fund that was approved by the Board of Directors of Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund, including a majority of the Independent Directors, on August 12, 2005 and by the Board of Trustees of the Saloman Funds Trust, including a majority of the Independent Trustees, on August 7, 2005. Each Investment Management Agreement for Funds other than Short/Intermediate U.S. Government Fund and California Tax Free Bond Fund became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The Investment Management Agreements for Short/Intermediate U.S. Government Fund and California Tax Free Bond Fund became effective on December 19, 2005. The Investment Manager is a wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the Investment Manager was an indirect wholly-owned subsidiary of Citigroup.

Under each Investment Management Agreement, subject to the supervision and direction of the Fund’s Board of Directors (or Board of Trustees, as the case may be), the Investment Manager manages the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities. The Investment Manager also performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

In connection with SaBAM’s service as Investment Manager to the Strategic Bond Fund, Citigroup Asset Management Limited (“CAM Limited”), whose business address is Citigroup Centre, Canada Square, London E14 5LB, United Kingdom, provides certain advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SaBAM pays CAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SaBAM under its Management Agreement with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SaBAM shall allocate to CAM Limited and divided by the current value of the net assets of the Strategic Bond Fund. For the fiscal years ended December 31, 2003, 2004 and 2005, CAM Limited (or its predecessor firm, Salomon Brothers Asset Management Limited) received sub-advisory fees from SaBAM equal to $59,903, $89,539 and $75,582, respectively. CAM Limited is a wholly-owned subsidiary of Legg Mason. CAM Limited is registered with the Financial Services Authority in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940.

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SaBAM or CAM Limited. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services on behalf of each Fund other than the Capital Fund, Investors Value Fund, U.S. Government Fund, Strategic Bond Fund and High Yield Bond Fund, SaBAM receives a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows:

Fund	Management Fee Expressed as a Percentage of Daily Net Assets
Balanced Fund*	0.60%
California Tax Free Bond Fund	0.50%
Cash Management Fund*	0.25%
Mid Cap Fund	0.75%
National Tax Free Bond Fund	0.50%
New York Municipal Money Market Fund*	0.25%
New York Tax Free Bond Fund*	0.50%
Small Cap Growth Fund*	0.75%

*	As of December 1, 2005, the management fee was increased by 0.05% when services previously provided under the Fund’s administrative agreement were incorporated into the Fund’s Investment Management Agreement and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.

Capital Fund.    SaBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, 0.75% of the average daily net assets on the next $100 million, 0.625% of the average daily net assets on the next $200 million and 0.50% of the average daily net assets in excess of $400 million.

Investors Value Fund.    The Investors Value Fund pays SaBAM a quarterly fee (the “Base Fee”) at the end of each calendar quarter based on the following rates:

Average Daily Net Assets	Annual Fee Rate
First $350 million	0.650%
Next $150 million	0.550%
Next $250 million	0.525%
Next $250 million	0.500%
Over $1 billion	0.450%

This fee may be increased or decreased based on the performance of the Investors Value Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investor Value Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

For purposes of determining the performance adjustment, the investment performance of the Investors Value Fund for any one year period shall mean the sum of: (i) the change in the Fund’s net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Value Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Value Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

U.S. Government Fund.    As of October 1, 2005, the management fee was reduced so that SaBAM receives from the U.S. Government Fund a management fee payable monthly, at an annual rate of 0.550% on the first $1 billion of net assets of the Fund; 0.525% on the next $1 billion of net assets of the Fund; 0.500% on the next $3 billion of net assets of the Fund; 0.475% on the next $5 billion of net assets of the Fund and 0.450% on net assets of the Fund over $10 billion.

Strategic Bond Fund.    As of October 1, 2005, the management fee was reduced so that SaBAM receives from the Strategic Bond Fund a management fee payable monthly, at an annual rate of 0.650% on the first $1 billion of net assets of the Fund; 0.625% on the next $1 billion of net assets of the Fund; 0.600% on the next $3 billion of net assets of the Fund; 0.575% on the next $5 billion of net assets of the Fund and 0.550% on net assets of the Fund over $10 billion.

High Yield Bond Fund.    As of June 1, 2005, SaBAM receives from the High Yield Bond Fund a management fee payable monthly, at an annual rate of 0.800% on the first $1 billion of net assets of the Fund; 0.775% on the next $1 billion of net assets of the Fund; 0.750% on the next $3 billion of net assets of the Fund and 0.700% on net assets of the Fund over $5 billion.

Fees and Expenses.    For each of the past three fiscal years, SaBAM was entitled to receive gross fees under the Investment Management Agreement, of which certain amounts were voluntarily waived, and has reimbursed the Funds for certain expenses as follows:

	Gross Fees	Waiver	Expenses Reimbursed
Balanced Fund
Year Ended December 31, 2003	$577,731	$305,129	$0
Year Ended December 31, 2004(1)	$681,486	$178,780	$0
Year Ended December 31, 2005	$601,943	$0	$0
California Tax Free Bond Fund
Year Ended December 31, 2003	$72,754	$72,754	$14,730
Year Ended December 31, 2004	$59,786	$59,786	$79,684
Year Ended December 31, 2005	$52,328	$52,328	$118,690

	Gross Fees	Waiver	Expenses Reimbursed
Capital Fund
Year Ended December 31, 2003	$7,361,392	$0	$0
Year Ended December 31, 2004	$8,952,896	$0	$0
Year Ended December 31, 2005	$9,012,580	$0	$0
Cash Management Fund
Year Ended December 31, 2003	$100,424	$100,424	$49,754
Year Ended December 31, 2004	$80,508	$80,508	$105,413
Year Ended December 31, 2005	$54,450	$54,450	$74,835
High Yield Bond Fund
Year Ended December 31, 2003	$9,585,692	$0	$0
Year Ended December 31, 2004	$14,604,203	$0	$0
Year Ended December 31, 2005	$16,015,064	$0	$0
Investors Value Fund
Year Ended December 31, 2003	$7,347,485	$0	$0
Year Ended December 31, 2004	$9,383,345	$0	$0
Year Ended December 31, 2005	$9,619,094	$0	$0
Mid Cap Fund
Year Ended December 31, 2003	$135,653	$45,465	$0
Year Ended December 31, 2004	$156,907	$94,006	$0
Year Ended December 31, 2005	$170,279	$74,922	$15,636
National Tax Free Bond Fund
Year Ended December 31, 2003	$277,855	$192,690	$0
Year Ended December 31, 2004	$224,668	$224,668	$2,940
Year Ended December 31, 2005	$204,363	$204,363	$57,924
New York Municipal Money Market Fund
Year Ended December 31, 2003	$188,669	$0	$49,048
Year Ended December 31, 2004	$169,822	$0	$21,666
Year Ended December 31, 2005	$138,245	$0	$0
New York Tax Free Bond Fund
Year Ended December 31, 2003	$622,889	$200,361	$0
Year Ended December 31, 2004	$550,388	$179,723	$0
Year Ended December 31, 2005	$498,570	$179,455	$2,659
Small Cap Growth Fund
Year Ended December 31, 2003	$1,908,053	$0	$0
Year Ended December 31, 2004	$2,628,470	$3,868	$0
Year Ended December 31, 2005	$3,399,127	$0	$0
Strategic Bond Fund
Year Ended December 31, 2003	$1,472,923	$0	$0
Year Ended December 31, 2004	$1,447,694	$0	$0
Year Ended December 31, 2005	$1,354,064	$0	$0
U.S. Government Fund
Year Ended December 31, 2003	$949,954	$569,987	$0
Year Ended December 31, 2004	$725,084	$456,138	$0
Year Ended December 31, 2005	$695,050	$428,778	$37,808

(1)	Effective August 1, 2004, the voluntary management fees and expenses waiver was terminated.

Each Investment Management Agreement will have an initial term of two years and continue in effect year to year thereafter provided such continuance is specifically approved at least annually (a) by each Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. A Fund or the Investment Manager may terminate the Investment Management Agreement on 60 days’ written notice without penalty. Each Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Each Fund bears expenses incurred in its operations including, without limitation: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, shareholders or employees of Legg Mason or the Investment Manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of the Fund.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each Fund, the Investment Manager, Western Asset Management Company and the Funds’ distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by a Fund’s Code of Ethics are employed by more than one of the investment managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code.

Copies of the Codes of Ethics of the Funds, their Investment Manager, Western Asset Management Company and LMIS are on file with the SEC.

Administrator

SaBAM, located at 399 Park Avenue, New York, NY 10022 acts as administrator for each of the Funds under each Fund’s Investment Management Agreement. SaBAM’s administration unit is located at 125 Broad Street, New York, NY 10004. Prior to June 1, 2005, the High Yield Bond Fund received administrative services from SBFM under a separate administration agreement; prior to October 1, 2005 the U.S. Government Fund and Strategic Bond Fund received administrative services from SBFM under a separate administration agreement; and prior to December 1, 2005, the Balanced Fund, Cash Management Fund, New York Municipal Money Market Fund and Small Cap Growth Fund received administrative services from SBFM under a separate administration agreement (collectively, the “Prior Administration Agreements”). The administration fee under the Prior Administration Agreements for each of the Series Funds was payable monthly and calculated at an annual rate of 0.05% of the Fund’s average daily net assets. Currently each Fund pays SaBAM a management fee as described above and does not pay SaBAM an additional fee to act as administrator. For the last three fiscal years the Series Funds have paid the following amounts as administration fees under the Prior Administration Agreements:

Administration Fee Paid
Balanced Fund
Year Ended December 31, 2003	$52,521
Year Ended December 31, 2004	$61,953
Year Ended December 31, 2005	$50,060

Administration Fee Paid
Cash Management Fund
Year Ended December 31, 2003	$25,106
Year Ended December 31, 2004	$20,127
Year Ended December 31, 2005	$12,565
High Yield Bond Fund
Year Ended December 31, 2003	$639,046
Year Ended December 31, 2004	$973,613
Year Ended December 31, 2005	$452,703
New York Municipal Money Market Fund
Year Ended December 31, 2003	$47,167
Year Ended December 31, 2004	$42,455
Year Ended December 31, 2005	$31,341
Small Cap Growth Fund
Year Ended December 31, 2003	$136,290
Year Ended December 31, 2004	$187,748
Year Ended December 31, 2005	$219,080
Strategic Bond Fund
Year Ended December 31, 2003	$98,195
Year Ended December 31, 2004	$96,513
Year Ended December 31, 2005	$70,982
U.S. Government Fund
Year Ended December 31, 2003	$79,163
Year Ended December 31, 2004	$60,424
Year Ended December 31, 2005	$44,746

Proxy Voting Policies and Procedures

Although individual Board members may not agree with particular policies or votes by the Investment Manager, the Board has approved delegating proxy voting discretion to the Investment Manager believing that the Investment Manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix E is the summary of the guidelines and procedures that the Investment Manager uses to determine how to vote proxies relating to equity portfolio securities, including the procedures that the Investment Manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other. This summary of the guidelines gives a general indication as to how the Investment Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Investment Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities SaBAM would vote the proxy in accordance with the principals set forth in SaBAM’s proxy voting policies and procedure, including the procedures that the Investment Manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of a Fund or SaBAM, on the other.

Information on how the funds voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the funds use to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Distributors

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the Investment Manager, located at 100 Light Street, Baltimore, Maryland 21202 and CGM, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the Funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by each Fund’s Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGM served as the Funds’ distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS and CGM may be deemed to be underwriters for purposes of the 1933 Act.

Underwriting Commissions/Sales Charges

With respect to each of the Fund’s last three fiscal years and, with respect to LMIS, the period December 1, 2005 through December 31, 2005, the following table shows the aggregate dollar amount of underwriting commissions/sales charges paid to CGM and LMIS, as well as the dollar amount of underwriting commissions/sales charges retained by CGM and LMIS.

	Underwriting Commissions/ Sales Charges paid to CGM	Underwriting Commissions/ Sales Charges retained by CGM	Underwriting Commissions/ Sales Charges paid to LMIS	Underwriting Commissions/ Sales Charges retained by LMIS
Balanced Fund
For the fiscal year ended December 31:
2005	$63,451	$59,406	0	0
2004	$157,824	$68,556	N/A	N/A
2003	$285,397	$12,916	N/A	N/A
California Tax Free Bond Fund
For the fiscal year ended December 31:
2005	$1,380	$1,380	0	0
2004	$1,608	$756	N/A	N/A
2003	$8,542	$1,202	N/A	N/A
Capital Fund
For the fiscal year ended December 31:
2005	$998,089	$971,562	0	0
2004	$2,519,907	$986,864	N/A	N/A
2003	$2,098,868	$97,455	N/A	N/A

	Underwriting Commissions/ Sales Charge paid to CGM	Underwriting Commissions/ Sales Charge retained by CGM	Underwriting Commissions/ Sales Charge paid to LMIS	Underwriting Commissions/ Sales Charge retained by LMIS
High Yield Bond Fund
For the fiscal year ended December 31:
2005	$475,304	$462,120	0	0
2004	$1,350,783	$766,890	N/A	N/A
2003	$2,455,162	$245,817	N/A	N/A
Investors Value Fund
For the fiscal year ended December 31:
2005	$89,249	$80,294	0	0
2004	$229,681	$116,856	N/A	N/A
2003	$281,640	$14,729	N/A	N/A
Mid Cap Fund
For the fiscal year ended December 31:
2005	$35	$0	0	0
2004	$7,204	$0	N/A	N/A
2003	$4,755	$589	N/A	N/A
National Tax Free Bond Fund
For the fiscal year ended December 31:
2005	$15,564	$14,859	0	0
2004	$41,897	$7,162	N/A	N/A
2003	$46,337	$5,378	N/A	N/A
New York Tax Free Bond Fund
For the fiscal year ended December 31:
2005	$8,056	$8,056	0	0
2004	$24,561	$17,471	N/A	N/A
2003	$64,388	$8,934	N/A	N/A
Small Cap Growth Fund
For the fiscal year ended December 31:
2005	$497,659	$91,112	0	0
2004	$289,743	$158,963	N/A	N/A
2003	$267,693	$18,051	N/A	N/A
Strategic Bond Fund
For the fiscal year ended December 31:
2005	$90,998	$84,760	0	0
2004	$444,382	$170,259	N/A	N/A
2003	$333,058	$29,551	N/A	N/A
U.S. Government Fund
For the fiscal year ended December 31:
2005	$202,431	$152,978	0	0
2004	$226,506	$137,016	N/A	N/A
2003	$293,130	$6,431	N/A	N/A

Distribution Fees

Rule 12b-1 promulgated under the 1940 Act (“Rule 12b-1”) provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with Rule 12b-1. The Board of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) has adopted an amended services and distribution plan with respect to each class of shares (other than Class O and Class Y) of each Fund pursuant to Rule 12b-1 (the “Class A Plan,” the “Class B Plan” and the “Class C Plan” as applicable and collectively, the “Plans”). The Boards of the Funds, in the exercise of their business judgment made in the best interests of the shareholders of each Fund and each class, have determined that there is a reasonable likelihood that the Plans will benefit such Fund and its shareholders, and have approved the continuation of the Plans.

Under the Plans, each Fund is authorized to pay to LMIS, CGM or Financial Consultants an annual service fee* with respect to the Class A, Class B and Class C shares of the applicable Fund, provided that the aggregate amount of such fees with respect to a class does not exceed an amount calculated at the annual rate of 0.25% of the average daily net assets of that class.

Under the Plans, each Fund is authorized to pay to LMIS, CGM or Financial Consultants an annual distribution fee* (1) with respect to the Class B shares of the applicable Fund, provided that the aggregate amount of such fees with respect to a class does not exceed an amount calculated at the annual rate of 0.75% of the average daily net assets of that class (0.25% of the average daily net assets of that class with respect to the Class B shares of U.S. Government Fund), and (2) with respect to the Class C shares of the applicable Fund, provided that the aggregate amount of such fees with respect to the class does not exceed an amount calculated at an annual rate of 0.50% of the average daily net assets of that class with respect to California Tax Free Bond Fund, High Yield Bond Fund, National Tax-Free Bond Fund, New York Tax Free Bond Fund, Strategic Bond Fund and U.S. Government Fund and at an annual rate of 0.75% of the average daily net assets of that class with respect to Balanced Fund, Capital Fund, Investors Value Fund, Mid Cap Fund and Small Cap Growth Fund.

The service fees are used for servicing shareholder accounts, including payments by LMIS and CGM to selected securities dealers. The distribution fees are paid to LMIS and CGM to compensate for activities primarily intended to result in the sale of Class B and Class C shares, including payment to selected securities dealers.

The expenses incurred in connection with these activities include: costs of printing and distributing the Funds’ Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for LMIS’s initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds’ shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, LMIS and CGM may retain all or a portion of the service and distribution fees. The payments to Financial Consultants may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund with respect to accounts that dealers continue to service.

Sales personnel of Financial Consultants may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by LMIS, CGM and dealers in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Class B and Class C shares.

*	The Plans for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund provide that the fees paid under the Plans may be used for both service and distribution activities, provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

LMIS may also make payments to assist in the distribution of a Fund’s shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it and such payments are deemed authorized by a Fund’s 12b-1 plan. From time to time, LMIS may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to LMIS under the Plans and payments by LMIS to selected securities dealers are payable without regard to actual expenses incurred.

LMIS may, from time to time, assist Financial Consultants by, among other things, providing sales literature to, and holding informational programs for the benefit of, Financial Consultants, registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, LMIS may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to Financial Consultants who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain Financial Consultants who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund’s shares or the amount that any particular Fund will receive as proceeds from such sales. Financial Consultants may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by LMIS, any applicable Plan payments or LMIS’ other resources. Other than Plan payments, the Funds do not bear distribution expenses.

A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund’s Board for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of any Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund’s Board and by the Directors who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual Board approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Directors who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.

For the year ended December 31, 2005 with respect to payments made to CGM, and for the period December 1, 2005 through December 31, 2005 with respect to payments made to LMIS, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:

	Compensation Paid to Distributors Under the Plans	Compensation Paid by CGM and Affiliates to Selected Dealers(1)	Compensation Paid by CGM and Affiliates to Sales Personnel	Amount Spent by CGM and Affiliates on Advertising
Balanced Fund
Class A	$143,308	$98,029	$80,704	$0
Class B	$215,946	$210,985	$36,904	$21,290
Class C	$279,685	$107,826	$25,698	$19,523
California Tax Free Bond Fund
Class A	$25,731	$15,525	$24,141	$0
Class B	$1,332	$1,369	$242	$165
Class C	$289	$238	$40	$195
Capital Fund
Class A	$868,084	$774,856	$525,591	$0
Class B	$4,039,000	$3,929,506	$640,351	$412,845
Class C	$4,841,211	$2,084,464	$547,200	$716,055
High Yield Bond Fund
Class A	$3,727,072	$3,776,762	$478,020	$0
Class B	$1,581,982	$1,583,269	$49,247	$75,927
Class C	$1,903,288	$726,542	$244,836	$618,228

	Amount Spent by CGM and Affiliates on Printing and Mailing of Prospectus	Total Amount of Expenses Incurred by CGM and Affiliates in Connection with Distribution of the Funds(2)
Balanced Fund
Class A	$0	$178,733
Class B	$1,055	$270,234
Class C	$61	$153,108
California Tax Free Bond Fund
Class A	$0	$39,666
Class B	$16,308	$18,084
Class C	$228	$701
Capital Fund
Class A	$0	$1,300,447
Class B	$370	$4,983,072
Class C	$142	$3,347,849
High Yield Bond Fund
Class A	$0	$4,254,782
Class B	$949	$1,709,392
Class C	$17	$1,589,623

	Compensation Paid to Distributors Under the Plans	Compensation Paid by CGM and Affiliates to Selected Dealers(1)	Compensation Paid by CGM and Affiliates to Sales Personnel	Amount Spent by CGM and Affiliates on Advertising
Investors Value Fund
Class A	$755,506	$723,564	$628,293	$0
Class B	$403,245	$397,381	$81,047	$16,617
Class C	$589,380	$239,319	$84,093	$21,780
Mid Cap Fund
Class A	$7,113	$11,915	$15,917	$0
Class B	$3,278	$3,291	$1,923	$2,053
Class C	$2,962	$2,158	$1,587	$1,792
National Tax Free Bond Fund
Class A	$92,045	$81,457	$101,741	$0
Class B	$25,650	$27,225	$25,179	$6,460
Class C	$9,971	$7,186	$3,406	$138
New York Tax Free Bond Fund
Class A	$247,993	$165,801	$275,764	$0
Class B	$3,152	$2,693	$626	$2,197
Class C	$435	$806	$0	$7,256
Small Cap Growth Fund
Class A	$831,032	$652,178	$319,435	$0
Class B	$294,426	$292,572	$20,604	$14,002
Class C	$553,642	$182,201	$43,407	$76,745
Strategic Bond Fund
Class A	$169,294	$173,415	$130,053	$0
Class B	$628,119	$608,627	$57,499	$41,125
Class C	$414,413	$182,545	$56,836	$79,098
U.S. Government Fund
Class A	$112,660	$76,140	$125,824	$0
Class B	$141,780	$143,232	$29,392	$8,080
Class C	$326,960	$204,862	$75,528	$134,292

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGM and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by SaBAM and its affiliates.

	Amount Spent by CGM and Affiliates on Printing and Mailing of Prospectus	Total Amount of Expenses Incurred by CGM and Affiliates in Connection with Distribution of the Funds(2)
Investors Value Fund
Class A	$0	$1,351,857
Class B	$288	$495,333
Class C	$7	$345,199
Mid Cap Fund
Class A	$0	$27,832
Class B	$0	$7,267
Class C	$0	$5,537
National Tax Free Bond Fund
Class A	$0	$183,198
Class B	$0	$58,864
Class C	$0	$10,730
New York Tax Free Bond Fund
Class A	$0	$441,565
Class B	$0	$5,516
Class C	$0	$8,062
Small Cap Growth Fund
Class A	$0	$971,613
Class B	$0	$327,178
Class C	$0	$302,353
Strategic Bond Fund
Class A	$0	$303,468
Class B	$703	$707,954
Class C	$115	$318,594
U.S. Government Fund
Class A	$0	$201,964
Class B	$0	$180,704
Class C	$17	$414,699

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGM and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by SaBAM and its affiliates.

	Compensation Paid by LMIS and Affiliates to Selected Dealers(1)	Compensation Paid by LMIS and Affiliates to Sales Personnel	Amount Spent by LMIS and Affiliates on Advertising	Amount Spent by LMIS and Affiliates on Printing and Mailing of Prospectus	Total Amount of Expenses Incurred by LMIS and Affiliates in Connection with Distribution of the Funds(2)
Balanced Fund
Class A	$0	$0	$0	$0	$0
Class B	$13,026	$0	$1,014	$96	$14,136
Class C	$0	$0	$1,489	$6	$1,495
California Tax Free Bond Fund
Class A	$0	$0	$0	$0	$0
Class B	$89	$0	$37	$1,483	$1,609
Class C	$0	$0	$96	$21	$117
Capital Fund
Class A	$0	$0	$0	$0	$0
Class B	$267,554	$0	$46,411	$34	$313,999
Class C	$0	$0	$104,990	$12	$105,002
High Yield Bond Fund
Class A	$0	$0	$0	$0	$0
Class B	$93,923	$0	$6,765	$86	$100,774
Class C	$0	$0	$53,243	$2	$53,245
Investors Value Fund
Class A	$0	$0	$0	$0	$0
Class B	$25,532	$0	$1,489	$26	$27,047
Class C	$0	$0	$989	$1	$990
Mid Cap Fund
Class A	$0	$0	$0	$0	$0
Class B	$226	$0	$67	$0	$293
Class C	$0	$0	$227	$0	$227
National Tax Free Bond Fund
Class A	$0	$0	$0	$0	$0
Class B	$1,550	$0	$3,202	$0	$4,752
Class C	$0	$0	$30	$0	$30
New York Tax Free Bond Fund
Class A	$0	$0	$0	$0	$0
Class B	$0	$0	$11	$0	$11
Class C	$0	$0	$1,435	$0	$1,435
Small Cap Growth Fund
Class A	$0	$0	$0	$0	$0
Class B	$18,660	$0	$949	$0	$19,609
Class C	$0	$0	$10,119	$0	$10,119
Strategic Bond Fund
Class A	$0	$0	$0	$0	$0
Class B	$38,283	$0	$2,000	$64	$40,347
Class C	$0	$0	$4,482	$10	$4,492
U.S. Government Fund
Class A	$0	$0	$0	$0	$0
Class B	$8,641	$0	$450	$0	$9,091
Class C	$0	$0	$14,198	$2	$14,200

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by LMIS and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by SaBAM and its affiliates.

Listed below are the service and distribution fees paid by each Fund under its 12b-1 plan for the fiscal years ended December 31, 2003 and 2004.

	Service and Distribution Fees Paid for the Fiscal Year Ended December 31, 2004	Service and Distribution Fees Paid for the Fiscal Year Ended December 31, 2003
Balanced Fund
Class A	$151,996	$95,727
Class B	$272,480	$406,792
Class C	$341,134	$244,697
California Tax Free Bond Fund
Class A	$29,489	$35,627
Class B	$1,300	$2,720
Class C	$220	$195
Capital Fund
Class A	$873,963	$667,743
Class B	$4,015,361	$3,369,286
Class C	$5,061,509	$4,130,939
High Yield Bond Fund
Class A	$3,331,287	$1,778,293
Class B	$2,003,793	$2,381,046
Class C	$2,188,338	$1,847,153
Investors Value Fund
Class A	$740,381	$521,888
Class B	$449,185	$501,050
Class C	$687,401	$592,000
Mid Cap Fund
Class A	$1,488	$425
Class B	$1,989	$1,334
Class C	$1,505	$781
National Tax Free Bond Fund
Class A	$99,164	$121,298
Class B	$35,132	$49,066
Class C	$11,980	$14,778
New York Tax Free Bond Fund
Class A	$273,238	$309,396
Class B	$3,165	$3,147
Class C	$2,826	$3,091
Small Cap Growth Fund
Class A	$688,240	$481,030
Class B	$349,861	$403,724
Class C	$533,841	$390,596
Strategic Bond Fund
Class A	$139,664	$101,894
Class B	$763,727	$945,418
Class C	$451,662	$454,005
U.S. Government Fund
Class A	$104,078	$145,612
Class B	$265,340	$479,307
Class C	$310,714	$375,308

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below for each category, none of the accounts shown were subject to fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balanced Fund	S. Kenneth Leech‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Stephen A. Walsh‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Mark Lindbloom‡	14 registered investment companies with $6.0 billion in total assets under management	1 other pooled investment vehicles with $0.2 billion in assets under management	11 other accounts with $2.1 billion in total assets under management

	Carl L. Eichstaedt‡	6 registered investment companies with $1.43 billion in total assets under management	0 other pooled investment vehicles	87 other accounts with $20.56 billion in total assets under management**

	Edward A. Moody‡	3 registered investment companies with $633.72 million in total assets under management	0 other pooled investment vehicles	109 other accounts with $20.22 billion in total assets under management***

	George J. Williamson	2 registered investment companies with $0.22 billion in total assets under management	0 other pooled investment vehicles	67 other accounts with $0.27 billion in total assets under management

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Patrick Hughes	2 registered investment companies with $0.22 billion in total assets under management	0 other pooled investment vehicles	67 other accounts with $0.27 billion in total assets under management

California Tax Free Bond Fund	John C. Mooney, CFA	38 registered investment companies with $0.1 billion in total assets under management	3 other pooled investment vehicles with $0.4 billion in assets under management	4 other accounts with $1.0 billion in total assets under management

	Robert Amodeo, CFA	10 registered investment companies with $4.1 billion in total assets under management	0 other pooled investment vehicles	124 other accounts with $6.7 billion in total assets under management

Capital Fund	Kevin Caliendo	7 registered investment companies with $2.67 billion in total assets under management	0 other pooled investment vehicles	0 other accounts

Cash Management Fund	Kevin Kennedy	18 registered investment companies with $60.4 billion in total assets under management	7 other pooled investment vehicles with $30.0 billion in assets under management	47 other accounts with $14.4 billion in total assets under management

High Yield Bond Fund	S. Kenneth Leech‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Stephen A. Walsh‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Michael C. Buchanan‡	3 registered investment companies with $743.68 million in total assets under management	2 other pooled investment vehicles with $2.13 billion in assets under management	10 other accounts with $1.41 billion in total assets under management

	Timothy J. Settel‡	0 registered investment companies	0 other pooled investment vehicles	0 other accounts

	Ian R. Edmonds‡	0 registered investment companies	0 other pooled investment vehicles	1 other account with $46.10 million in total assets under management

Investors Value Fund	Mark McAllister	17 registered investment companies with $6.90 billion in total assets under management	2 other pooled investment vehicles with $0.23 billion in assets under management	28,212 other accounts with $4.76 billion in total assets under management

	Robert Feitler	17 registered investment companies with $6.90 billion in total assets under management	2 other pooled investment vehicles with $0.23 billion in assets under management	28,212 other accounts with $4.76 billion in total assets under management

Mid Cap Fund	Kevin Caliendo	7 registered investment companies with $4.31 billion in total assets under management	0 other pooled investment vehicles	0 other accounts

National Tax Free Bond Fund	John C. Mooney, CFA	38 registered investment companies with $0.1 billion in total assets under management	3 other pooled investment vehicles with $0.4 billion in assets under management	4 other accounts with $1.0 billion in total assets under management

	Robert Amodeo, CFA	10 registered investment companies with $4.1 billion in total assets under management	0 other pooled investment vehicles	124 other accounts with $6.7 billion in total assets under management

New York Municipal Money Market Fund	Charles K. Bardes	5 registered investment companies with $3.7 billion in total assets under management	0 other pooled investment vehicles	1 other accounts with $112 million in total assets under management

	Thomas A. Croak	2 registered investment companies with $0.3 billion in total assets under management	0 other pooled investment vehicles	32 other accounts with $0.2 billion in total assets under management

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
New York Tax Free Bond Fund	John C. Mooney, CFA	38 registered investment companies with $0 billion in total assets under management	3 other pooled investment vehicles with $0.4 billion in assets under management	4 other accounts with $1.0 billion in total assets under management

	Robert Amodeo, CFA	10 registered investment companies with $4.1 billion in total assets under management	0 other pooled investment vehicles	124 other accounts with $6.7 billion in total assets under management

Small Cap Growth Fund	Vincent Gao	4 registered investment companies with $0.25 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

	Kevin Caliendo	7 registered investment companies with $3.81 billion in total assets under management	0 other pooled investment vehicles	0 other accounts

	Robert Feitler	17 registered investment companies with $8.32 billion in total assets under management	2 other pooled investment vehicles with $0.23 billion in assets under management	28,212 other accounts with $4.76 billion in total assets under management

	Dmitry Khaykin	4 registered investment companies with $1.86 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

	Margaret Blaydes	4 registered investment companies with $1.86 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

Strategic Bond Fund	S. Kenneth Leech‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Keith J. Gardner‡	0 registered investment companies	2 other pooled investment vehicles with $2.09 billion in assets under management	3 other accounts with $212.98 million in total assets under management†

	Michael C. Buchanan‡	3 registered investment companies with $743.68 million in total assets under management	2 other pooled investment vehicles with $2.13 billion in assets under management	10 other accounts with $1.41 billion in total assets under management

	Detlev Schlichter‡	2 registered investment companies with $119.01 million in total assets under management	3 other pooled investment vehicles with $306.46 million in assets under management	62 other accounts with $18.63 billion in total assets under management††

	Andres Sanchez-Balcazar‡	0 registered investment companies	0 other pooled investment vehicles	0 other accounts

Short/Intermediate U.S. Government Fund	S. Kenneth Leech‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Stephen A. Walsh‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Mark Lindbloom‡	14 registered investment companies with $6.0 billion in total assets under management	1 other pooled investment vehicles with $0.2 billion in assets under management	11 other accounts with $2.1 billion in total assets under management

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Carl L. Eichstaedt‡	6 registered investment companies with $1.43 billion in total assets under management	0 other pooled investment vehicles	87 other accounts with $20.56 billion in total assets under management**

*	Includes 77 accounts managed, totalling $20.7 billion, for which advisory fee is performance based.
**	Includes 3 accounts managed, totalling $931.4 million, for which advisory fee is performance based.
***	Includes 11 accounts managed, totalling $3.03 billion, for which advisory fee is performance based.
†	Includes 1 account managed, totalling $12.32 million, for which advisory fee is performance based.
††	Includes 21 accounts managed, totalling $5.17 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”) and the Investment Manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

The description below relates to the Investment Manager and, both CAM North America and Western Asset Management, both affiliates of the Investment Manager. Certain of the Funds’ portfolio managers may be employed concurrently by the Investment Manager and by either CAM North America or Western Asset Management. The Investment Manager follows the CAM North America portfolio manager compensation policies described below.

CAM North America investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel. However, CAM North America investment professionals who are employed concurrently by CAM North America and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

CAM North America has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Funds’ portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM North America investment professionals with those of Fund shareholders and other CAM North America clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM North America’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM North America investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM North America may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM North America chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM North America chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

With respect to the compensation of certain portfolio managers employed concurrently by CAM North America and Western Asset, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset’s, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager and the Funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by manager and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.

As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Balanced Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Mark Lindbloom	None
	Carl L. Eichstaedt	None
	Edward A. Moody	None
	George J. Williamson	None
	Patrick Hughes	None
California Tax Free Bond Fund	John C. Mooney, CFA	None
	Robert Amodeo, CFA	None
Capital Fund	Kevin Caliendo	None
Cash Management Fund	Kevin Kennedy	None
High Yield Bond Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Michael C. Buchanan	None
	Timothy J. Settel	None
	Ian R. Edmonds	None
Investors Value Fund	Mark McAllister	None
	Robert Feitler	None
Mid Cap Fund	Kevin Caliendo	None
National Tax Free Bond Fund	John C. Mooney, CFA	None
	Robert Amodeo, CFA	None
New York Municipal Money Market Fund	Charles K. Bardes	$1 - $10,000
	Thomas A. Croak	None
New York Tax Free Bond Fund	John C. Mooney, CFA	None
	Robert Amodeo, CFA	None
Small Cap Growth Fund	Vincent Gao	None
	Kevin Caliendo	None
	Robert Feitler	None
	Dmitry Khaykin	None
	Margaret Blaydes	None
Strategic Bond Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Keith J. Gardner	None
	Michael C. Buchanan	None
	Detlev Schlichter	None
	Andres Sanchez-Balcazar	None
U.S. Government Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Mark Lindbloom	None
	Carl L. Eichstaedt	None

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by a Fund’s Board from time to time, the Investment Manager is primarily responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each Fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to its management agreement, the Investment Manager is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the Investment Manager in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the Investment Manager’s monitoring of its portfolio transactions for compliance with its policies, the Investment Manager utilizes both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Investment Manager or its affiliates exercise investment discretion. The Investment Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Investment Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Investment Manager may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Manager in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, the Investment Manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Investment Manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Investment Manager by brokers who effect securities transactions for a Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing a Fund. Not all of these research services are used by the Investment Manager in managing any particular account, including the Funds.

For the fiscal year ended December 31, 2005, each of the Funds indicated below paid commissions to brokers that provided research services as follows:

Fund	Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
Balanced Fund	$348,730	$460
California Tax Free Bond Fund	$0	$0
Capital Fund	$2,403,233,841	$846,772
Cash Management Fund	$0	$0
High Yield Bond Fund	$0	$0
Investors Value Fund	$2,023,567,291	$233,635
Mid Cap Fund	$0	$0
National Tax Free Bond Fund	$0	$0
New York Municipal Market Fund	$0	$0
New York Tax Free Bond Fund	$0	$0
Small Cap Growth Fund	$1,038,144,934	$32,035
Strategic Bond Fund	$0	$0
U.S. Government Fund	$0	$0

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. Each Fund’s Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, CGM is no longer an affiliated person of the Funds under the 1940 Act. As a result, each Fund will be permitted to execute portfolio transactions with CGM or an affiliate of CGM as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2003, 2004 and 2005, the following Funds paid aggregate brokerage commissions and brokerage commissions to CGM as set out below:

Fund	Aggregate Broker Commissions Paid	Amount of Brokerage Commission Paid by the Fund to CGM
Balanced Fund
Year Ended December 31, 2003	$21,377	$0
Year Ended December 31, 2004	$33,984	$1,395
Year Ended December 31, 2005	$29,078	$1,893
Capital Fund
Year Ended December 31, 2003	$5,006,846	$365,883
Year Ended December 31, 2004	$7,302,788	$258,781
Year Ended December 31, 2005	$12,095,680	$799,582
High Yield Bond Fund
Year Ended December 31, 2003	$5,674	$0
Year Ended December 31, 2004	$0	$0
Year Ended December 31, 2005	$5	$0
Investors Value Fund
Year Ended December 31, 2003	$2,129,506	$225,244
Year Ended December 31, 2004	$2,536,344	$177,871
Year Ended December 31, 2005	$2,470,499	$154,962

Fund	Aggregate Broker Commissions Paid	Amount of Brokerage Commission Paid by the Fund to CGM
Mid Cap Fund
Year Ended December 31, 2003	$43,615	$475
Year Ended December 31, 2004	$34,609	$210
Year Ended December 31, 2005	$29,017	$0
Small Cap Growth Fund
Year Ended December 31, 2003	$1,877,569	$0
Year Ended December 31, 2004	$2,457,147	$900
Year Ended December 31, 2005	$2,629,994	$0
Strategic Bond Fund
Year Ended December 31, 2003	$527	$0
Year Ended December 31, 2004	$3,015	$0
Year Ended December 31, 2005	$0	$0
U.S. Government Fund
Year Ended December 31, 2003	$18,143	$0
Year Ended December 31, 2004	$0	$0
Year Ended December 31, 2005	$0	$0

For the fiscal year ended December 31, 2005, the percentage of each Fund’s aggregate brokerage commissions paid to CGM and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through CGM were as follows:

Fund	The Percentage of the Fund’s Aggregate Brokerage Commissions Paid to CGM	The Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commission Effected Through CGM
Balanced Fund	6.51%	6.78%
Capital Fund	6.61%	6.84%
Investors Value Fund	6.27%	6.71%

As of December 1, 2005, LMIS became an affiliated person of the Funds under the 1940 Act. For the period December 1, 2005 though December 31, 2005, the Funds did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Investment Manager’s other clients. Investment decisions for each Fund and for the Investment Manager’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Investment Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Investment Manager deem it advisable to purchase or sell securities.

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts). The portfolio turnover rate for the Capital Fund was 265% for the fiscal year ended December 31, 2005 as compared to 131% for the fiscal year ended December 31, 2004. The increase coincided with a change in portfolio manager on July 15, 2004 and increase and reduction in position sizes as stocks moved away and towards price targets in 2005.

During the fiscal year ended December 31, 2005, certain Funds purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of December 31, 2005.

Fund	Broker-Dealer	Value of Securities as of December 31, 2005
Balanced Fund	Merrill Lynch, Pierce, Fenner & Smith	$1,537,471
	Bank of America Corp.	$831,700
	Morgan Stanley	$336,237
Capital Fund	Merrill Lynch, Pierce, Fenner & Smith	$51,678
Cash Management	Credit Suisse First Boston Corp.	$800,000
	Deutsche Bank Securities, Inc.	$500,011
	Bank of America Corp.	$548,086
	UBS Securities LLC	$649,986
Investors Value Fund	Bank of America Corp.	$66,053
	Goldman Sachs Group Inc.	$292,456
	JPMorgan Chase & Co.	$39,434
	Merrill Lynch, Pierce, Fenner & Smith	$49,490
Strategic Bond Fund	Bank of America Corp.	$915,231
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$233,174
	Bear Stearns Securities Corp.	$162,231

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures developed by CAM1 with respect to the disclosure of the Funds’ portfolio securities and any ongoing arrangements to make available information about each Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any Fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SaBAM, the Funds’ distributors or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for Funds other than money market funds, and 25 calendar days following month-end with respect to money market Funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a Fund that has not been fully reflected by the market.

Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market Fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to CAM or the Funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular Funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

[1]	Citigroup Asset Management (“CAM”) comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A Fund’s sector weightings, yield and duration (for fixed income and money market Funds), performance attribution (e.g. analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, or the Investment Manager (“Independent Directors”), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed at least annually by a Fund’s Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a Fund’s Board at its next regularly scheduled meeting.

Currently, the Funds, other than Cash Management Fund and New York Municipal Money Market Fund disclose their complete portfolio holdings approximately 25 days after calendar quarter end on Legg Mason’s website http://www.leggmason.com/InvestorServices. Cash Management Fund and New York Municipal Money Market Fund may do so in the future.

Set forth below are charts showing those parties with whom CAM, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 26, 2006, each of the Funds described in this SAI releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None

Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None

Bloomberg	Quarterly	25 days after Quarter End

Lipper	Quarterly	25 days after Quarter End

Recipient	Frequency	Delay Before Dissemination

S&P	Quarterly*	25 days after Quarter End*

Morningstar	Quarterly	25 days after Quarter End

Vestek	Daily	None

Factset	Daily	None

*	For Cash Management Fund and New York Municipal Money Market Fund, the frequency of the release to this recipient is weekly and there is no delay in the release of information.

Portfolio holdings information for a Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan	Quarterly	25 Days after Quarter End

Mercer	Quarterly	25 Days after Quarter End

eVestment Alliance	Quarterly	25 Days after Quarter End

CRA RogersCasey	Quarterly	25 Days after Quarter End

Cambridge Associates	Quarterly	25 Days after Quarter End

Marco Consulting	Quarterly	25 Days after Quarter End

Wilshire	Quarterly	25 Days after Quarter End

Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

CheckFree (Mobius)	Quarterly	25 Days after Quarter End

Nelsons Information	Quarterly	25 Days after Quarter End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter

Quantitative Services Group	Daily	None

AMBAC	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

Fitch	Monthly	6-8 Business Days

Liberty Hampshire	Weekly and Month End	None

Sun Trust	Weekly and Month End	None

New England Pension Consultants	Quarterly	25 Days after Quarter End

Evaluation Associates	Quarterly	25 Days after Quarter End

Watson Wyatt	Quarterly	25 Days after Quarter End

S&P (Rating Agency)	Weekly Tuesday Night	1 business day

Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

The Bank of New York	Daily	None

NET ASSET VALUE

The following is a description of the procedures used by each Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund, for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

The Boards of the Funds have approved procedures to be used to value the Funds’ securities for the purposes of determining a Fund’s net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Fund board. The Boards have delegated certain valuation functions for the Funds to the Investment Manager. The same set of procedures is used to value the securities of all of the Funds described in this SAI, except for the Cash Management Fund and the New York Municipal Money Market Fund which have their own procedures. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular Fund.

Each Fund other than the Cash Management Fund and the New York Municipal Money Market Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. A Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by a Fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Investment Manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Investment Manager believes that they are unreliable, the Investment Manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable—such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds)—may use the fair valuation procedures more frequently than Funds that invest primarily in securities that are more liquid—such as securities of large capitalization domestic issuers. A Fund may also use fair value procedures if the Investment Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before such Fund prices its shares. Each Fund that holds foreign equity securities uses a fair value model developed by an independent third party pricing service to price those securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Investment Manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its net asset value.

Cash Management Fund and New York Municipal Money Market Fund each uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund.

The Fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares of a fund (other than Cash Management Fund or New York Municipal Money Market Fund) at that day’s price, your order must be placed with the fund or its agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Orders for Cash Management Fund or New York Municipal Money Market Fund must be received by 12:00 p.m., Eastern time.

It is the responsibility of members of the Funds’ selling group to transmit all orders to buy, exchange or redeem shares to the funds’ transfer agent on a timely basis

Each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund’s instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Salomon Brothers Series Funds Inc has established procedures reasonably designed to stabilize the net asset value per share of the Cash Management Fund and the New York Municipal Money Market Fund, as computed for the purposes of sales and redemptions at $1.00, in each case taking into account current market conditions and the investment objective of the applicable Fund. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of  1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. The Board will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

ADDITIONAL PURCHASE INFORMATION

The Funds have imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries and other Financial Consultants may, however, choose to impose qualification requirements for Plans that differ from the Funds share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or Financial Consultant to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Financial Consultant for more information about available share classes.

Timing of Purchase Orders

Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to LMIS by the close of its business day (normally 5:00 p.m., New York time) or transmitted by Financial Consultants to the Fund’s transfer agent, through the facilities of the National Securities Clearing Corporation (“NSCC”) on a timely basis will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the Financial Consultants’ responsibility to ensure that orders are transmitted on a timely basis to LMIS or CGM or the transfer agent through the facilities of the NSCC. Any loss resulting from a Financial Consultant’s failure to submit an order within the prescribed time frame will be borne by that Financial Consultant. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund received by 12:00 noon (New York time) will be executed at the net asset value per share next determined after the order has been received. See “Buying Shares and Exchanging Shares” in the Prospectus.

See “Buying Shares and Exchanging Shares” in the Prospectus for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor’s account. Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

For an example of the method of computing the offering price per share of each class of shares of the Funds, see the audited financial statements of the Funds for the fiscal year ended December 31, 2005, which are contained in the 2005 Annual Reports of the Investment Series, and which are incorporated by reference into this SAI.

Share certificates will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.

Payment in Securities

In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, a Fund will only consider accepting securities to increase its holdings in a portfolio security, or if the Investment Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient the amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining the Fund’s share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to a Fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

Class A Shares

Volume Discounts.    The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are “affiliated persons” of each other within the meaning of the 1940 Act; (d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (e) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

Group Purchases.    A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The distributors may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A “qualified group” is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enable the distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the distributors. In order to obtain such reduced sales charge, the purchasers must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributors.

Initial Sales Charge Waivers.    In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Class A shares, purchases of Class A shares may be made at net asset value without an initial sales charge by (i) Directors and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Legg Mason Partners funds) affiliated with CAM, as well as by retired Directors and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Director) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of a fund’s distributors or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributors, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase).

Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information.

Sales Charge Reallowance.    Purchases of Class A shares of a Fund may be made at each Fund’s respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a Fund’s Class A shares.

Accumulation Privilege.    The Accumulation Privilege lets you combine the current value of Class A shares of a Fund with Class A, B and C shares of Salomon Brothers funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.

Shares of Salomon Brothers money market funds may not be combined. Class C Shares of U.S. Government Fund are not offered with a sales charge, but may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent.    A Letter of Intent helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Salomon Brothers mutual funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $ 25,000	(4) $ 250,000
(2) $ 50,000	(5) $ 500,000
(3) $ 100,000	(6) $ 750,000
(7) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any

Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific Fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Salomon Brothers Funds.

When you sign a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, Class A, B and C shares of any Salomon Brothers mutual fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Salomon Brothers money market funds are not eligible. However, Class C shares of U.S. Government Fund are also eligible, although not offered with a sales charge.

This list may change from time to time. Investors should check with their Financial Consultant to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Asset Level Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a Financial Consultant, you should check to see whether accounts held with other financial professionals may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you sign the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your Financial Consultant, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Financial Consultant in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the Accumulation Privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

ADDITIONAL REDEMPTION INFORMATION

If the Board of a Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. However, certain Funds (other than California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Income Bond and New York Tax Free Bond Fund) have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Taxation of a Fund

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund:

(i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership” (the “Income Requirement”)); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a Fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the Fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Funds) on alternative minimum taxable income. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in the shareholder’s income over the income tax credit.

If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a RIC, or fail to satisfy the 90% distribution requirement, the Fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund’s earnings and profits.

A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of a Fund’s investment in foreign securities or currencies will be reduced by these foreign taxes. Except as described below under the heading “Foreign Income Taxes” shareholders will not be able to claim a foreign tax credit or deduction for these foreign taxes.

Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See “Additional Investment Activities and Risk Factors—Derivatives.” Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a Fund and defer recognition of certain of a Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. Furthermore, certain Fund investments may produce income that will not qualify as good income for purposes of the Income Requirement. The same may be true of investments in passive foreign investment companies (each a “PFIC”) to the extent a Fund elects to mark such investments to market as described below. Each Fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations, such as certain Brady Bonds or zero coupon securities, having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If a Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. The Funds intend to limit their investments in PFICs as necessary to avoid such a tax. If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

With respect to a Fund that invests in real estate investment trusts (“REITs”), the Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

At December 31, 2005, California Tax Free Bond Fund had net capital loss carry-forwards of $2,765,037, of which $2,053,541 expires on December 31, 2007 and $711,496 expires on December 31, 2008. At December 31, 2005, Cash Management Fund had net capital loss carry-forwards of $554, of which $11 expires on December 31, 2012 and $543 expires on December 31, 2013. At December 31, 2005, High Yield Bond Fund had net capital loss carry-forwards available to offset future gains of $76,005,075, of which $40,977,830 expires on December 31, 2009 and $35,027,245 expires on December 31, 2010. At December 31, 2005, National Tax Free Bond Fund had net capital loss carry-forwards of $4,169,492, of which $738,200 expires on December 31, 2007 and $3,431,292 expires on December 31, 2008. At December 31, 2005, Short/Intermediate U.S. Government Fund had net capital loss carry-forwards available to offset future gains of $3,669,772, of which $457,813 expires on December 31, 2006, $207,313 expires on December 31, 2007, $39,501 expires on December 31, 2009, $43,014 expires on December 31, 2010, $256,139 expires on December 31, 2011, $1,521,817 expires on December 31, 2012 and $1,144,175 expires on December 31, 2013. At December 31, 2005, New York Tax Free Bond Fund had net capital loss carry-forwards of $4,157,208, of which $3,954,329 expires on December 31, 2008 and $202,879 expires on December 31, 2009. At December 31, 2005, Strategic Fund had net capital loss carry-forwards of $2,045,726 all of which expires on December 31, 2009.

Taxation of Shareholders

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

Tax Treatment of Distributions.    All dividends and distributions to shareholders of a Fund of investment company taxable income and net capital gain will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and certain Funds may qualify to pay exempt-interest dividends as explained below. To the extent that ordinary dividends are derived from qualified dividend income of a Fund, such dividends will be treated as qualified dividend income, provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a Fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations (other than REITs) or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as “qualified dividend income” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” will not be treated as “qualified foreign corporations” for these purposes.

Distributions of net capital gain designated by a Fund as “capital gain dividends” will be taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction.

Distributions, if any, in excess of a Fund’s current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, in the manner discussed below under the heading “Redemption, Sale or Exchange of Fund Shares.”

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any ordinary dividends, including the portion that may be treated as qualified dividend income, and the amount of any capital gain dividends paid by the Fund.

Dividends Received Deduction.    It is expected that a portion of the dividends of investment company taxable income received by corporate shareholders from a Fund (other than the Cash Management Fund, U.S. Government Fund, New York Municipal Money Market Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund) will qualify for the federal dividends received deduction generally available to corporations, but only to the extent of qualifying dividends received by the Fund from domestic corporations.

Redemption, Sale or Exchange of Fund Shares.    The redemption, sale or exchange of Fund shares is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, transactions in shares of the Cash Management Fund or New York Municipal Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another Fund in which such a charge is applied. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares (i) shall be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and (ii) to the extent not disallowed, shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale, exchange or other disposition of shares generally will be disallowed if other substantially identical shares of the Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of, such as pursuant to reinvestment of dividends in Fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Foreign Income Taxes.    A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, a Fund may elect, for United States federal income tax purposes, to “pass through” foreign taxes to its shareholders.

For any year that a Fund makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country’s government and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

Taxation of Foreign Shareholders.    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income (including any portion thereof treated as qualified dividend income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, under the American Jobs Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exception, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary dividends (including any portion thereof treated as qualified dividend income), capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Reporting Requirements.    Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in may cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding.    Each Fund may be required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends (other than exempt-interest dividends) and, except in the case of the Cash Management Fund or New York Municipal Money Market Fund, redemption proceeds paid to non-corporate shareholders including foreign shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number), (ii) the IRS or a broker notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s federal income tax liability, provided that the required information is timely furnished to the IRS. Backup withholding will not be applied to payments that already have been subjected to the 30% withholding tax described above under the heading “Taxation of Foreign Shareholders.”

The California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund (the “Tax Free Funds”)

Each of the Tax Free Funds intends to qualify to pay “exempt-interest dividends,” as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in Section 103(a) of the Code. Each Tax Free Fund’s policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund’s interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

In addition, dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions, nor are they excluded from income for purposes of personal income taxes in states other than New York.

Likewise, dividends from the California Tax Free Bond Fund will not be subject to California State personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of California and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from California State personal income taxes). Dividends from the California Tax Free Bond Fund, however, are not excluded in determining California State franchise taxes on corporations and financial institutions nor are they excluded from income for purposes of personal income taxes in states other than California.

Gain from a sale or redemption of shares of a Tax Free Fund that are held as capital assets will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Interest on indebtedness incurred or continued to purchase or carry shares of these Funds generally will not be deductible by shareholders of the Fund. A deduction for such interest may be disallowed for state income or franchise tax purposes, even where exempt-interest dividends are included in computing the tax.

All or a portion of the gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 that is attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the Tax Free Funds.

In addition to municipal obligations, the Tax Free Funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues. Income from such securities may not qualify to be distributed as part of an exempt-interest dividend.

A portion of each Fund’s exempt-interest dividends may be subject to the alternative minimum tax for individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Tax Free Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. Each Tax Free Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of a Fund) received or accrued during the year. The Code may also require individual shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income (“adjusted current earnings,” referred to as “ACE”) exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Tax Free Funds, is included in calculating ACE.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in a Tax Free Fund.

Shares of a Tax Free Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts (“IRAs”), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, investment in a Tax Free Fund may not be appropriate for entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. A “substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) for whom such facility, or part thereof, is specifically constructed, reconstructed or acquired, (b) whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities or (c) who occupies more than 5% of the entire usable area of such facilities. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of “substantial user” and “related person.” For additional information, investors should consult their tax advisers before investing in a Tax Free Fund.

All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in a Tax Free Fund.

State and Local Tax Matters

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders’ dividends attributable to a Fund’s income from repurchase agreements generally are subject to state and local income taxes, although states and localities vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

SHAREHOLDER SERVICES

Exchange Privilege.    A shareholder may exchange all or part of his or her Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder’s state of residence.

The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then-current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. See “Frequent Purchases and Sales of Fund Shares” in the Prospectus.

During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other Fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

Automatic Cash Withdrawal Plan.    With respect to any Fund, an Automatic Cash Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of a Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a Fund. Withdrawal payments are made by PFPC as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. Over a period of time such redemptions may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.

The Automatic Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013.

Reinstatement Privilege.    A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Fund within 60 days, the Class B or Class C shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use this reinstatement privilege. The reinstatement privilege is not available to shareholders whose account has been closed because of failure to maintain minimum account balances.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self-Employed Retirement Plans.    Certain Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company (“Boston Safe”) has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self-employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual’s situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts.    Certain Funds offer a prototype individual retirement account (“IRA”), which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SaBAM.

Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

Investors may obtain information required for adopting an IRA, including information fees, the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

ACCOUNT SERVICES

Shareholders of each Fund are kept informed through annual and semi-annual reports showing current investments and other financial data for such Fund. Annual reports include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the New York Municipal Money Market Fund, who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of such Fund.

CAPITAL STOCK

Shares of each class of a Fund represent interests in that Fund in proportion to each share’s net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply. Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund listed in the Prospectus or SAI.

Each shareholder is entitled to cast, at any meeting of shareholders at which such shares are entitled to vote, such number of votes as is equal to the number of full and fractional shares held by such shareholder.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable charter documents, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class, are conclusive.

As used in this SAI and the Prospectus, the term “majority,” when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

Series Funds, Capital Fund and Investors Value Fund

Salomon Brothers Series Funds Inc was incorporated in Maryland on April 17, 1990. The authorized capital stock of Salomon Brothers Series Funds Inc consists of 11,000,000,000 shares having a par value of $.001 per share. The shares are allocated equally among the classes of the series outstanding, except for the classes of the High Yield Bond Fund that have been allocated one billion of the eleven billion shares specifically to these classes, with the other ten million allocated among all classes (including the High Yield Bond Fund) equally. Pursuant to the Articles of Incorporation and Articles Supplementary of Salomon Brothers Series Funds Inc, the Directors have authorized the issuance of twelve series of shares. One of the series, named the Salomon Brothers Institutional Money Market Fund, is not included in this SAI. Seven of the other eleven series each represent shares in one of seven Series Funds; namely, Balanced Fund, Cash Management Fund, High Yield Bond Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund. The eleventh and twelfth series represent shares in Funds that are no longer offered. The assets of each Fund are segregated and separately managed. The Board of Salomon Brothers Series Funds Inc may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.

The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

The Investors Value Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

All shares of each Series Fund have equal voting rights and will be voted in the aggregate, and not by Fund or class, except where voting by series or class is required by law or where the matter involved affects only one Fund or class.

Under the corporate law of Maryland and the By-Laws of each of these Funds, the Funds are not required to, and do not currently intend to hold, annual meetings of shareholders for the election of Directors except as required under the 1940 Act.

The shares of the Investors Value Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

Salomon Funds Trust

Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is a series of Salomon Funds Trust. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust’s name was changed to CitiFunds Tax Free Income Trust. Effective July 12, 2001, the Trust’s name was changed to Salomon Funds Trust.

Prior to March 2, 1998, the National Tax Free Bond Fund was called Landmark National Tax Free Income Fund, and the New York Tax Free Bond Fund was called Landmark New York Tax Free Income Fund. From March 2, 1998 until September 4, 2000 the California Tax Free Bond Fund was called CitiFunds California Tax Free Income Portfolio, the National Tax Free Bond Fund was called CitiFunds National Tax Free Income Portfolio, and the New York Tax Free Bond Fund was called CitiFunds New York Tax Free Income Portfolio. From September 4, 2000 to July 12, 2001, the California Tax Free Bond Fund was called Citi California Tax Free Income Fund, the National Tax Free Bond Fund was called Citi National Tax Free Income Fund, and the New York Tax Free Bond Fund was called Citi New York Tax Free Income Fund. From July 12, 2001 to September 6, 2002 the California Tax Free Bond Fund was called Salomon Brothers California Tax Free Income Fund, the National Tax Free Bond Fund was called Salomon Brothers National Tax Free Income Fund and the New York Tax Free Bond Fund was called Salomon Brothers New York Tax Free Income Fund. The assets of each Fund are segregated and separately managed.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund and other series and to divide or combine the shares of any Fund or other series of the Trust into a greater or lesser number of shares of that Fund or series without thereby changing the proportionate beneficial interests in that series and to divide such Fund or series into classes. The Trust has reserved the right to create and issue additional series and classes of shares.

All shares of each Fund have equal voting rights. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series vote together in the election or selection of Trustees. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust’s outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust’s outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (a) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (b) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The shares of the Funds have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

The Funds’ transfer agent maintains a share register for shareholders of record.

At any meeting of shareholders of the Trust or of any Fund or other series of the Trust, any financial intermediary through which shares are held may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that financial intermediary is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 225 Franklin Street, Boston, MA 02110, currently serves as custodian for each of the Funds. State Street, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The Custodian neither determines the Funds’ investment policies, nor decides which securities each Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Funds’ securities lending agent and receives a share of the income generated by such activities.

PFPC, located at P.O. Box 9699, Providence, RI 02940-9699, acts as the transfer agent for the Funds, and registers and processes transfers of the Funds’ stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Funds and maintains records and handles correspondence with respect to shareholder accounts. For these services, PFPC receives a monthly fee computed separately for each class of a Fund’s shares and is reimbursed separately by each class for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, a Fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a Fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the Fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the Fund.

ADDITIONAL INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and SaBAM (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds’’), and directors of the Funds (collectively, the “Defendants’’). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SaBAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this SAI, SaBAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

Recent Developments.    On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

The funds are not included in the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore have not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * * *

The Funds have received information concerning SBFM and SaBAM as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SaBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SaBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SaBAM.

SBFM and SaBAM are cooperating with the SEC. Although there can be no assurance, SaBAM believes that these matters are not likely to have a material adverse effect on the Funds or its ability to perform investment management services relating to the Funds.

* * * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Funds’ independent registered public accounting firm to audit and report on the Funds’ financial statements and highlights for the fiscal year ending December 31, 2006.

COUNSEL

Simpson Thacher & Bartlett LLP serves as counsel to the Series Funds, the Capital Fund and the Investors Value Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. DLA Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares of the Series Funds, the Capital Fund and the Investors Value Fund being offered for sale pursuant to the Funds’ Prospectus.

Bingham McCutchen LLP serves as counsel to the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund, and is located at 150 Federal Street, Boston, Massachusetts 02110.

FINANCIAL STATEMENTS

The audited financial statements of each of the Funds and the report of KPMG LLP for each of the Funds for the fiscal year ended December 31, 2005 contained in the 2005 Annual Reports of the Investment Series, are incorporated by reference into this SAI.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (“California” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of California issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. Neither the Salomon Brothers California Tax Free Bond Fund nor the manager has independently verified, and neither is responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any California issuer.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 480,000 jobs gained between July 2003 and November 2005 compared with 367,000 jobs lost between January 2001 and July 2003.

The State’s July 1, 2005 population of over 37 million represented over 12 percent of the total United States population. California is by far the most populous state in the nation, almost two-thirds larger than the second-ranked state according to the 2000 U.S. Census. California has grown about twice as rapidly as the national population during the last half of the 20th century, averaging about 26% growth for each decade between 1950 and 2000. Although California’s growth slowed during the 1990s, and is not expected to match the levels of the earlier decades before 1990, it is still expected to be in the range of 1 to 1.5% annually through at least the end of this decade. Population growth is expected to be about equally due to natural increase (excess of births over deaths) and net migration into the state.

Population growth in the next five years is expected to be the largest in the over age 65 category, with above statewide average growth in the working age and college age categories. School age and preschool categories will have lower than statewide average growth, reflecting lower births in the state during the 1990s when the current and near future school age population was born.

California’s population is perhaps the most diverse in the nation. As of the 2000 Census, no single ethnic group constituted a majority of the population. It is estimated that within the next 10-15 years, the Latino population will be the largest ethnic group in the state.

California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 17.0 million residents, and the 11-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

In the 2006-07 Governor’s Budget, the Department of Finance projected that in calendar years 2006 and 2007, the California economy will decelerate slightly but continue to grow at a rate close to the long-run average growth of the State economy.

Broad measures of the national and California economies, such as inflation-adjusted gross domestic product and California personal income and taxable sales, posted solid gains in 2005, even if all three grew somewhat slower than in 2004. Year-over-year growth of real GDP and California personal income in the first three quarters of 2005 and California taxable sales in the first half of 2005 was higher than average yearly growth in the preceding ten years. Also, made-in-California exports continued to grow, but not nearly as quickly as in 2004.

Real GDP grew by 3.5 percent in 2005. In 2004, real GDP grew by 4.2 percent. California personal income was 6.2 percent higher than a year ago in the first three quarters of 2005; in 2004, personal income grew by 6.6 percent. California taxable sales were more than 6 percent higher than a year ago in the first half of 2005; in 2004, taxable sales grew by 8.7 percent. California merchandise exports grew by 6 percent in 2005; in 2004, they grew by 17 percent. High-tech exports fell by 1 percent in 2005, after growing by 15 percent in 2004.

One measure of the state economy’s health grew more quickly in 2005 than in 2004. Nonfarm payroll employment grew by 1.6 percent in 2005 after growing by 1 percent in 2004. The improvement in job growth was due primarily to a swing from large job losses to small job gains in government and manufacturing and bigger job gains in professional and business services, which widened the distribution of job gains across major industries. In addition, the state’s unemployment rate dropped from an average of 6.2 percent in 2004 to 5.3 percent in 2005, as the number of unemployed persons fell below 1,000,000 for the first time in nearly four years.

Housing permits issuance (number of units) was 2.7 percent lower in 2005 than in 2004. Single-family permits were up about 2.2 percent, while multi-family permits were down by 15 percent. The San Joaquin Valley experienced the biggest gain, both on a unit basis and a percentage basis. Statewide, the dollar value of private nonresidential construction permits rose by 16 percent, with the gains widespread across types of nonresidential buildings, structures, and alterations and additions.

Home sales slowed in California during 2005. In December, sales were down by 15.5 percent from year-ago levels in the nine-county San Francisco Bay Area, 4.5 percent in Southern California, and 9.7 percent in the state as a whole according to DataQuick Information Systems. Annual percentage price increases were smaller than a year ago - mostly in the low to mid teens.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

As of the release of the 2006-07 Governor’s Budget, the Department of Finance projected the Appropriations Subject to Limit to be $15.242 billion and $15.893 billion under the Appropriations Limit in fiscal years 2005-06 and 2006-07, respectively.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum amount of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 39.0 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2006-07.

The proposed 2006-07 Governor’s Budget reflects General Fund Proposition 98 expenditures in fiscal years 2004-05 through 2006-07. The Budget includes full funding for statutory growth (0.21 percent) and COLA (5.18 percent) adjustments in 2006-07, and also reflects the deferral of Proposition 98 expenditures of $1.283 billion from fiscal years 2004-05 to 2005-06, $1.303 billion from fiscal years 2005-06 to 2006-07, and $1.303 billion from fiscal years 2006-07 to 2007-08.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. However, subsequent growth in General Fund revenue has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.673 billion, bringing the total value of the suspension to $3.677 billion. This suspended amount is added to the existing maintenance factor. After estimated and proposed payments in 2005-06 and 2006-07, the total estimated maintenance factor balance will be $1.3 billion at the end of fiscal year 2006-07. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by Proposition 98 for those years because of changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation, from $150 million to $133.2 million for 2006-07. This appropriation has been included in the proposed Governor’s Budget for 2006-07.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of March 1, 2006, the State had outstanding $47,786,862,000 aggregate principal amount of long-term general obligation bonds of which $35,608,742,000 were payable primarily from the State’s General Fund, and $12,178,120,000 were payable from other revenue sources. As of March 1, 2006, there were unused voter authorizations for the future issuance of $33,195,211,000 of long-term general obligation bonds. This latter figure consists of $18,142,441,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $15,052,770,000 of other authorized but unissued general obligation bonds. Of the unissued amount, $4,757,105,000 is for bonds payable from other revenue sources (of which $115,570,000 is authorized for commercial paper notes).

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $7,349,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing about 15.4 percent of the State’s total outstanding general obligation bonds as of March 1, 2006.

The Legislature has approved approximately $600 million of new bond authorization, for library construction, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until at least 2008 or remove it from the ballot entirely. Additional bond proposals may also be added to the 2006 general election ballots. The Governor has proposed a $65 billion general obligation bond program over 10 years, which is being considered by the legislature.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of March 1, 2006, the finance committees had authorized the issuance of up to $18,142,441,000 of commercial paper notes and, as of that date, $980,550,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7,736,955,075 General Fund-supported lease-purchase obligations outstanding as of March 1, 2006. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,999,309,617 authorized and unissued as of March 1, 2006. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $49,761,867,260 aggregate principal amount of revenue bonds and notes which are non–recourse to the General Fund outstanding as of December 31, 2005.

Proposed Constitutional Amendment to Limit Debt Service Costs

The Governor has proposed a Constitutional Amendment, currently drafted as Senate Constitutional Amendment 21 (“SCA 21”), which would place a limit on future issuance of certain “general fund-supported debt.” Under SCA 21, the annual Governor’s Budget would be required to contain an estimate of the principal and interest costs (“debt service”) for current and proposed general fund supported debt for five years in the future, and an estimate of General Fund revenues for the same years.

SCA 21 would then require that the Budget Act for each year could not include appropriations from the sale of new general fund-supported debt in that year, if the debt service costs on that new debt, combined with the debt service costs of bonds already outstanding or for which appropriations have been encumbered, would cause total debt service on general fund-supported debt to exceed 6% of estimated General Fund revenues. The estimates of debt service costs and of General Fund revenues are each to be made in the aggregate for the then-current fiscal year and the four ensuing fiscal years. SCA 21 would permit the Legislature to override any existing continuing appropriation of bond funds which have not yet been encumbered so that this limitation could be achieved.

“General fund-supported debt” would be defined to include (a) voter approved state general obligation bonds, and (b) obligations payable from General Fund appropriations for lease payments in support of lease revenue bonds. The following would be expressly excluded from the definition of “general fund-supported debt:” (y) voter approved debt for transportation purposes supported by taxes on motor vehicle fuels (no such debt is presently outstanding but future bonds of this nature are included in the Governor’s Strategic Growth Plan), and (z) general obligation bonds payable from a source other than the General Fund, or where the General Fund is reimbursed for debt service costs. These latter bonds are called “self-liquidating” general obligation bonds and would also include the Economic Recovery Bond issued to refinance pre-2004 budget deficits.

SCA 21 would expressly provide that it shall not be construed to impair the ability of the state to meet any obligations with respect to repayment or security of any existing or future general fund-supported debt, or affect the validity of any bonds or other obligations of the state.

It is not known if this proposal, or any variation of it, will be placed on any future ballot for voter approval.

Pension Obligation Bonds

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the “Restructuring Bond Act”), the State proposes to issue $560 million of pension obligation bonds, yielding a net benefit to the General Fund of $525 million, to make future contributions to the California Public Employees’ Retirement System (“CalPERS”). The payment of the debt service on the pension obligation bonds will be payable from the General Fund. As with previous proposed pension bond issuances (as described below), the proposed pension obligation bonds is the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State.

Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State’s pension obligation for fiscal year 2004-05 or a subsequent fiscal year. The Committee initiated a validation action seeking court determination that the bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State’s employer contribution obligation to CalPERS, which is an “obligation imposed by law.” The validation action was challenged in the court by the Pacific Legal Foundation, and this legal challenge prevented the issuance of the pension obligation bonds in time to pay the pension contribution during fiscal year 2004-05. The issuance of 2005-06 pension obligation bonds is also subject to this challenge. After a trial in the Sacramento County Superior Court, the judge ruled on November 15, 2005 that the bonds were not valid. The Committee has filed a notice of appeal. The Administration has not included any pension obligation bonds in its proposed 2006-07 Budget, but if the litigation is successful such bonds may be issued in the future.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion has been applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds at any time in the future, but the 2006-07 Governor’s Budget assumes no economic recovery bonds will be issued in fiscal year 2005-06 or 2006-07.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of economic recovery bonds: (i) all proceeds from this quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the California Balanced Budget Act. Funds from sources (i) and (ii) above were used for early retirement of approximately $369 million of bonds during the fourth quarter of 2005. An additional $249 million of bonds were retired using excess sales tax proceeds in early 2006. The 2006-07 Governor’s Budget assumes $460 million will be transferred from the reserve created under Proposition 58 in September 2006, pursuant to the California Balanced Budget Act. These moneys will be used to retire bonds prior to December 31, 2006.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (Series 2003B). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August, 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.

SOURCES OF TAX REVENUE

The following is a summary of the State’s major revenue sources. The 2006-07 Governor’s Budget estimates that General Fund tax revenues will increase by 6.7 percent in fiscal year 2005-06 and by 4.9 percent in fiscal year 2006-07.

Personal Income Tax

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 38.7 percent of the total personal income tax in tax year 2003.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 7.3 percent of General Fund revenues in the last ten years. The 2006-07 Governor’s Budget estimates that capital gains and stock option tax receipts will account for 12.9 percent of General Fund revenues in 2005-06 and 13.1 percent of General Fund revenue in 2006-07.

Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of January 1, 2006, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

•	5 percent imposed as a state General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the state’s economic recovery bonds (the “Special Sales Tax”).

Existing law provides that 0.25 percent of the basic 5 percent state tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2007.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the state Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the state from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the state.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). These revenue losses are included in state budget projections for fiscal years 2005-06 and 2006-07.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the state estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the state estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the state’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 37 percent of all special fund revenues in fiscal year 2004-05. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2004-05, $8.2 billion was derived from the ownership or operation of motor vehicles. About $3.3 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the state imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the state’s General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Local Governments

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fees (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A (“Proposition 1A”) at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Vehicle License Fee

Prior to enactment of the 2004 Budget Act, VLF were assessed in the amount of two percent of a vehicle’s depreciated market value for the privilege of operating a vehicle on California’s public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in an effective rate of 0.65 percent). This level of offset provided tax relief of $4.3 billion in fiscal year 2003-04.

In connection with the offset of the VLF, the Legislature authorized appropriations from the state General Fund to “backfill” the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully “backfill” the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received “backfill” payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. In addition, the state-local agreement also provides for the repayment by August 2006 of the approximately $1.2 billion that was not received by local governments from July to October of 2003, which is the time period between the suspension of the offsets and the implementation of higher fees.

Beginning in fiscal year 2004-05, the state-local agreement permanently reduced the VLF rate to 0.65 percent, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of Proposition 1A in the November 2004 election, codifies the obligation of the state to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65 percent of the market value of the vehicle.

The 2005 Budget Act provided for the early repayment, in fiscal year 2005-06, of the whole $1.2 billion in VLF backfill payments owed to local governments which took place in August 2005.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system will receive approximately $2.4 billion and $2.6 billion in State resources in fiscal years 2005-06 and 2006-07, respectively, and $475 million in resources from the counties in each fiscal year.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Pension Trusts

The three principal retirement systems in which the State participates are CalPERS, the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”). The assets and liabilities of the funds administered by these systems as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds.

CalPERS

CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple-employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2005, included 1,059 school districts and 1,523 other public agencies. As of the same date, PERF had 1,016,982 active and inactive program members and 431,901 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2003-04 was approximately $12.7 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits) contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds.

The increased contributions starting in fiscal years 2001-02 are due to several factors, including poor investment returns in the early 2000’s. and benefit enhancements enacted in 1999.

Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, dated June 30, 2004, showed an actuarial accrued unfunded liability allocable to State employees of $12.7 billion. The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The average net rate of return experienced by PERF over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) has been 9.6 percent, 9.7 percent, and 3.5 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than the current 3 years) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent -120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. The effect of this policy will reduce the State’s fiscal year 2005-06 General Fund contribution to CalPERS by $152 million ($251.5 million from all funds) from what was originally budgeted for fiscal year 2005-06, substantially all due to the longer spreading periods. The new policy resulted in slightly lower rates in 2006-07 since losses from previous years are spread out over a longer period of time.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. The STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2004, the DB Program had approximately 1,200 contributing employers, approximately 560,808 active and inactive program members and 193,245 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $472 million contribution for fiscal year 2004-05. The contribution rate to the SBMA is currently 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $585 million contribution for fiscal year 2004-05. In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the State was required to pay an additional 0.524 percent ($92 million from the General Fund) in fiscal year 2004-05 and one quarterly payment of $31 million in fiscal year 2005-06 to the DB Program. The 2004 valuation of CalSTRS found the 1990 benefit structure to be fully funded and the State will not be required to make this additional contribution in fiscal year 2005-06.

Each employer contributes 8.25 percent of payroll, while employees contribute 8 percent of pay. Actuarial valuations of the DB Program are typically performed as of June 30 of odd-numbered years. However, CalSTRS agreed to perform an actuarial valuation as of June 30, 2004. This valuation showed an actuarial accrued unfunded liability of $24 billion. The actuarial valuation of the DB Program was based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) was 9.5 percent, 9.6 percent and 3.7 percent, respectively.

UC Regents

The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions (“UCRP”); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement (“PERS-VERIP”); and (iii) three defined benefit contributions plans. As of June 30, 2005, plan membership totaled 215,016, comprised of 124,642 active members, 47,123 inactive members, and 43,251 retirees and beneficiaries receiving benefits.

The State does not make any contributions to the University of California Retirement System. As of June 30, 2005, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2006-07 is estimated at slightly over $1 billion, in comparison to an estimated $895 million in fiscal year 2005-06 and $801 million for fiscal year 2004-05. As of June 30, 2005, approximately 124,695 retirees were enrolled to receive health benefits and 98,900 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the state will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the state’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

On June 21, 2004, GASB released its Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from a pension plan expense or expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, those benefits have been funded; and provide information useful in assessing potential demands on the employer’s future cash flows. Statement 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. The state plans to include the actuarial computation of its liability for post-employment health care benefits in the 2007-08 financial statements.

The 2006-07 Governor’s Budget proposes that the State Controller’s Office will contract with a private actuarial firm to calculate the state’s liability for these benefits. Such report, when made, may negatively affect the state’s financial reports and impact its credit ratings if the state does not adequately manage the long-term costs for other post employment benefits. Recently, the Legislative Analyst’s Office released a report suggesting that the unfunded liability for these benefits could be tens of billions of dollars, and that the cost to fully amortize the unfunded liability could be several billion dollars annually. The costs suggested by the Legislative Analyst’s Office are not based on any actuarial projections reflecting data for California, and may or may not be consistent with the results of the proposed actuarial valuation.

PRIOR FISCAL YEARS’ FINANCIAL RESULTS

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act

The 2002-03 Governor’s Budget, released on January 10, 2002 (the “2002-03 Governor’s Budget”) projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, continued to be affected by the slowing economy and stock market decline. By the time the 2002 Budget Act was signed by Governor Davis on September 5, 2002, the 2002 Budget Act projected a $23.6 billion gap between expenditures and resources. The spending gap was addressed through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State’s fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act

The 2003-04 Governor’s Budget, released on January 10, 2003 (the “2003-04 Governor’s Budget”), projected a significant downward revision in State revenues. The 2003-04 Governor’s Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor’s Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor’s Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

By the time of the Governor’s May Revision, the cumulative budget shortfall estimates for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion (in part due to the delay of the issuance of $2 billion tobacco securitization bonds).

The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04.

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of long-term deficit recovery bonds (later approved as economic recovery bonds). The projection also assumed other external borrowings (including $929 million in pension bonds, which were not issued, and $2.3 billion in tobacco bonds, which were issued), as well the continued use of Proposition 98 and other payment deferrals, inter-fund borrowings, fund shifts, accelerations and transfers to address the deficit.

The State ended fiscal year 2003-04 with a reserve of $1.7 billion.

2004 Budget Act

The 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflected the proposals contained in the 2004-05 May Revision, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California’s economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contained the following major components:

1. Rebasing Proposition 98 Minimum Funding Guarantee—The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

2. Higher Education—A new fee policy for higher education was implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

3. Health and Human Services—While the Administration proposed major reforms of the Medi-Cal program, any such reforms were expected to take at least one year to implement. As a result, the 2004 Budget Act did not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign were included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program were proposed. The budget included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

4. Pension Reform—The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State’s required contributions to Ca1PERS in fiscal year 2004-05. The pension bonds were not issued in fiscal year 2004-05 due to litigation delays.

5. Substantially Reduced External Borrowings—As stated above, the 2004 Budget Act assumed the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds, which were deposited in the Deficit Recovery Fund, were used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2.012 billion deposited into the Deficit Recovery Fund for application in fiscal year 2004-05).

6. Tax Relief—The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

7. Indian Gaming—The 2004 Budget Act included $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. As described below, the State now assumes the receipt of only $19 million in such revenues in fiscal year 2004-05. The 2004 Budget Act authorized the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. As described below, pending litigation relating to the Indian gaming compacts has delayed the issuance of these securities.

8. Other Revenue Enhancements and Expenditure Reductions—The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances). Current budget projections for fiscal year 2004-05 assume no savings from punitive damages.

Fiscal Year 2004-05 Revised Estimates

The May Revision of the 2005-06 Governor’s Budget, released on May 13, 2005, (the “2005-06 May Revision”) projected that the State would end fiscal year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Budget Act, General Fund revenues and transfers for fiscal year 2004-05 were projected at $79.9 billion, an increase of $2.6 billion compared with 2004 Budget Act estimates. These revenue and transfer projections include the following significant adjustments since the 2004 Budget Act:

•	$3.779 billion increase in major tax revenues due to the improved economic forecast;

•	$281 million loss in revenues due to delays in renegotiations of tribal gaming compacts;

•	$577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds (bond issuance is now assumed in fiscal year 2005-06); and

•	$3.457 billion gain to beginning balance for amnesty related payments, which is offset by a $1.364 billion loss in revenues related to refunds/accelerations related to amnesty revenues, as described below.

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in fiscal year 2004-05, $1.1 billion in fiscal year 2005-06 and $0.9 billion in fiscal year 2006-07, to account for refunds and the recognition of income. The 2005-06 Budget Act estimates a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor’s Budget. These amounts constitute one-time revenues that the 2005 Budget Act proposes to use for one-time purposes.

Under the 2005 Budget Act, General Fund expenditures for fiscal year 2004-05 are projected at $81.7 billion, an increase of $1.0 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which is offset by reductions not reflected here) since the 2004 Budget Act:

•	$258 million in additional Proposition 98 expenditures;

•	$450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

•	$150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;

•	$352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);

•	$157 million in additional expenditures due to enrollment and population growth;

•	$101 million in additional expenditures for nursing facilities; and

•	$88 million in additional expenditures for increased trial courts costs.

As of the 2006-07 Governor’s Budget, the 2004-05 fiscal year ended with a budgetary reserve of $9,112.3 million, an increase of $2,255.3 million from the estimate as of the 2005 Budget Act. Most of this increase is attributed to stronger receipts in Personal Income Tax ($706 million), Corporation Tax ($996 million), and Sales and Use Tax ($526 million), which were attributed to the 2004-05 fiscal year.

CURRENT STATE BUDGET

Background

The 2005-06 Governor’s Budget, released on January 10, 2005, after funding a $500 million reserve, closed an estimated $9.1 billion gap between resources and expenditures primarily through the use of $1.7 billion of Economic Recovery Bonds, suspending the $1.3 billion transfer from the General Fund of sales taxes on fuels to transportation programs pursuant to Proposition 42, not appropriating $2.3 billion of Proposition 98 increases, and other spending reductions. The 2005-06 May Revision, released on May 13, 2005, reflected an increase in General Fund revenues compared to January of about $3.7 billion due to economic growth and about $3.9 billion in one-time revenues over the 2004-05 and 2005-06 time periods due to the tax amnesty program. With the increased revenues, the May Revision proposed to eliminate the use of Economic Recovery Bonds, fully fund transportation programs under Proposition 42, and pay back 50 percent of the Vehicle License Fee Gap (subsequently increased to 100 percent at Budget Act) owed to local governments, among other things.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers are projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assume continued but moderating growth in California’s economy as reflected in several key indicators. The 2005 Budget Act contains General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act also includes Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state’s short-term cash flow needs for fiscal year 2005-06.

The 2005 Budget Act was substantially similar to the Governor’s May Revision proposals. It contained the following major components:

1. Proposition 98—General Fund expenditures are proposed to increase by $2.582 billion, or 7.6 percent, to $36.6 billion. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in

General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. The Budget Act fully funds enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 is projected to be $7,402, compared to $7,023 in the previous year. The Budget reflects savings of $3.8 billion in 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2. Higher Education—The 2005 Budget Act marks the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2005 Budget Act provides for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumes fee increases for undergraduate and graduate students, consistent with the Compact, which have been approved by the UC and CSU governing boards.

3. Health and Human Services—The 2005 Budget Act increases General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. This increase consists of higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social Services expenditures of $55 million, among other things. The Budget reflects the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumes the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also includes federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4. Retirement and Employee Compensation—The 2005 Budget Act provides for full funding of the state’s statutory obligations to the State Teachers’ Retirement System (STRS). The 200506 May Revision had proposed to eliminate the state’s statutory contribution to the STRS Defined Benefit Program, estimated at $499.7 million for 2005-06. The Budget also reflects an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

5. Vehicle License Fee Gap Loan Repayment—The 2005 Budget Act fully repays the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The 2005-06 May Revision proposed a $593 million repayment. The state is not required to repay the gap loan until August of 2006. This payment was made in July 2005.

6. Transportation Funding—The Proposition 42 transfer is fully funded at an estimated $1.3 billion. The 2005 Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts. In total, these two funding sources would provide additional resources for the following programs: $808 million for the Traffic Congestion Relief Fund, $719 million for the State Transportation Improvement Program, and $402 million for transit. In addition, $384 million from Proposition 42 and Indian Gaming will go towards the $1.52 billion in funding for local streets and roads.

7. Financial Instruments—The 2005 Budget Act reflects the state’s issuance of pension obligation bonds to fund approximately $525 million of the state’s 2005-06 retirement obligation to the California Public Employees’ Retirement System. The General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27. An adverse court ruling and the time required for an appeal makes it unlikely these bonds can be issued as planned. The Budget further reflects the results of the refinancing of a portion of the Golden State Tobacco Securitization Bonds. In exchange for its continued backing of these bonds, the General Fund received $525 million in August, 2005.

The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit, but subsequent developments led to the removal of this proposal from the budget. The State has settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.

8. Taxes—The Budget Act contains no new taxes.

Fiscal Year 2005-06 revised estimates in 2006-07 Governor’s Budget

The 2006-07 Governor’s Budget revised various revenue and expenditure estimates for 2005-06. The 2006-07 Governor’s Budget projects that the state will end fiscal year 2005-06 with a budgetary reserve of $6.5 billion, up $5.2 billion from estimates made at the time of the 2005 Budget Act. In addition to the 2005-06 changes in revenues and expenditures outlined below, this change in budgetary reserve is a result of $2.3 billion higher revenues in 2004-05. Under the 2006-07 Governor’s Budget, General Fund revenues and transfers for 2005-06 are projected at $87.7 billion, an increase of $3.2 billion compared with 2005 Budget Act estimates. This includes the following significant adjustments since the 2005 Budget Act:

•	$3.242 billion increase in major tax revenues due to the improved economic forecast;

•	$198 million increase due to higher State Lands Royalties and Unclaimed Property revenues;

•	$252 million loss in revenues due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance.

Under the 2006-07 Governor’s Budget, General Fund expenditures for fiscal year 2005-06 are projected at $90.3 billion, an increase of $0.3 billion compared with 2005 Budget Act estimates. This includes the following significant changes since the 2005 Budget Act:

•	$273 million loss of expenditure savings due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance;

•	$126 million in additional expenditures for employee compensation;

•	$117 million in additional expenditures due to caseload growth in the Medi-Cal program;

•	$280 million decrease in Proposition 98 expenditures;

•	$174 million decrease in non-Proposition 98 K-12 expenditures.

On February 24, 2006, the Governor proclaimed a State of Emergency based on a finding that conditions of extreme peril to the safety of persons and property exist within the Sacramento-San Joaquin Flood Control System. On March 6, 2006, under Executive Order S-01-06, the Governor directed the Department of Water Resources (DWR) to develop a plan to complete the repair of 24 critical erosion sites within the system during the current calendar year. DWR has prepared an initial evaluation of the costs of this work, and has estimated that total costs may reach $200 million. A portion of the $200 million in costs may ultimately be reimbursed by the federal government. However, neither the amount that the federal government will pay, nor the date by which federal funds will be received, is known. Additionally, the General Fund may be reimbursed by the proceeds of tax exempt bonds. The State Senate has passed legislation to appropriate $1 billion for levee repairs, but no action has been taken on this bill by the State Assembly.

Proposed Fiscal Year 2006-07 Budget

The 2006-07 Governor’s Budget, released on January 10, 2006, estimates that the operating deficit for 2006-07 will be $6.3 billion. However, the Budget is balanced by using a large part of the 2005-06 ending fund balance. After taking into consideration the adjustments of $1.6 billion for the repayment or prepayment of prior obligations, including $460 million to prepay the Economic Recovery Bonds, the effective operating deficit for 2006-07 is $4.7 billion.

The 2006-07 Governor’s Budget projects to end fiscal year 2006-07 with a $613 million total reserve, including $460 million in the newly created Budget Stabilization Account pursuant to Proposition 58 (2004). General Fund revenues and transfers for fiscal year 2006-07 are projected at $91.5 billion, an increase of $3.9 billion compared with revised estimates for fiscal year 2005-06. The 2006-07 Governor’s Budget, among other assumptions, reflects an increase in 2006-07 major revenues of $4.8 billion, or 5.7 percent, due to continued economic growth and, to a lesser extent, the following revenue proposals: (i) conformity with federal treatment of Health Savings Accounts, resulting in a revenue loss of $3 million in 2005-06, $8 million in 2006-07, and $15 million in 2007-08 and future years, (ii) suspension of the tax credit for teachers for the 2006 tax year, resulting in a revenue gain of $210 million in 2006-07, and (iii) extension of the enhanced collection of use tax on vehicles, vessels, and aircraft through June 30, 2007, resulting in a revenue gain of $35 million in 2006-07.

General Fund expenditures for fiscal year 2006-07 are projected at $97.9 billion, an increase of $7.6 billion, or 8.4%, compared with revised estimates for 2005-06. The increase is due to:

•	$5.3 billion in additional mandated program cost (70 percent of total increase)

•	$1.7 billion to prepay Proposition 98 maintenance factor (22 percent)

•	$0.3 billion in additional amount to prepay or repay prior obligations (4 percent)

•	$0.3 billion in policy choices (4 percent)

See Figure 2 above.

The 2006-07 Governor’s Budget has the following major General Fund components:

1. Repayments or prepayments of prior obligations—The 2006-07 Governor’s Budget proposes $1.627 billion of repayments or prepayments of prior obligations as follows: (1) $920 million for advance payment of a portion of the 2004-05 Proposition 42 loan due in 2007-08; (2) $460 million for early retirement of the Economic Recovery Bonds; (3) $98 million to repay non-Proposition 98 mandates; and (4) $149 million to repay loans from special funds.

2. Reduction of the operating deficit—The 2006-07 Governor’s Budget projects that the 2006-07 operating deficit will be $6.3 billion. After adjusting for repayments or prepayments of prior obligations of $1.6 billion, as described above, the effective operating deficit is estimated at $4.7 billion. At the time the current Administration took office in November 2003, the operating deficit for 2006-07 was projected to be $16.6 billion. After nearly two years of corrective actions, when the 2005 Budget Act was enacted in July 2005, the projection for the 2006-07 operating deficit was revised to $7.5 billion.

3. Proposition 98—Proposition 98 General Fund expenditures are proposed at $40.5 billion, which is an increase of $4.1 billion, or 11.4 percent, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $54.3 billion, which is an increase of $4.3 billion, or 8.7 percent. This level of funding reflects $1.7 billion in Proposition 98 spending above the level that otherwise would have been required by the Proposition 98 guarantee for 2006-07. It also reflects an additional $426 million in spending pursuant to Proposition 49, which by the terms of that Proposition is required to be counted as Proposition 98 spending above the Proposition 98 funding required for 2006-07. The combination of the $1.7 billion and $426 million result in a total Proposition 98 over-appropriation of $2.099 billion for 2006-07.

4. K-12 Education—The 2006-07 Governor’s Budget proposes $66.2 billion in spending from all funds on K-12 education, an increase of $4.1 billion from the revised 2005-06 estimate. General Fund expenditures are proposed at $40.0 billion (includes funds provided for prior year settle-up obligations), an increase of $3.9 billion, or 10.9 percent. Total per-pupil expenditures from all fund sources are projected to be $10,996, an increase of $660, or 6.4 percent.

5. Higher Education—The 2006-07 Governor’s Budget proposes General Fund expenditures at $11.2 billion, an increase of $1.1 billion, or 10.5 percent. The 2006-07 Governor’s Budget marks the second year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 with both UC and CSU to provide funding stability and preserve educational quality over the following six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2006-07 Governor’s Budget proposes additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 will remain at current 2005-06 levels.

6. Health and Human Services—The 2006-07 Governor’s Budget proposes $28.4 billion General Fund to be spent on Health and Human Services programs, which is an increase of $1.2 billion, or 4.4 percent, from the revised 2005-06 estimate. This net increase includes, among other things, the following major adjustments: (1) An increase of $47.3 million to bolster state and local capacity to prevent and respond to disease outbreaks and natural or intentional disasters; (2) An increase of $34.2 million to promote and maximize enrollment in Medi-Cal and the Healthy Families Program; (3) Caseload and other workload increases totaling $1.3 billion; (4) Ca1WORKs reductions of $198.9 million to maintain expenditures at the federally required level of state funding; and (5) Savings of $48.1 million in 2006-07 and over $185 million in 2007-08 by continuing to suspend the pass-through of the January 2007 federal Supplementary Security Income cost-of-living adjustment until July 2008.

7. Transportation Funding—The 2006-07 Governor’s Budget includes $1.4 billion to fully fund Proposition 42 in 2006-07 and $920 million for advance payment of a portion of the 2004-05 Proposition 42 loan due in 2007-08 (including interest). Approximately $430 million (including interest) remains to be paid in 2007-08. The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package will eventually provide $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Account, and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and it is not known when any sale will be possible.

8. Budget Stabilization Account—The 2006-07 Governor’s Budget fully funds the transfer of an estimated $920 million to the Budget Stabilization Account (BSA), pursuant to Proposition 58. Half of this amount, or $460 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.

Strategic Growth Plan

The Governor is proposing a comprehensive Strategic Growth Plan, which is the first installment of a 20-year investment in the state’s infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, this plan lays out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion will be financed with General Obligation (GO) Bonds, and the remainder will come from a mixture of existing and new funding sources. The GO bonds would be put before the citizens of California over a series of elections between 2006 and 2014 as follows: $25.2 billion in 2006, $10.2 billion in 2008, $18.9 billion in 2010, $8.7 billion in 2012, and $5.0 billion in 2014. The Department of Finance estimates that the increase in debt service costs associated with the Strategic Growth Plan will amount to approximately one percentage point in the state’s debt service ratio (annual cost for debt service as a percentage of General Fund revenues) and will keep the debt service ratio below six percent over the next 20 years. In addition, the Governor is proposing a constitutional amendment to prohibit the state from issuing debt that would exceed the 6 percent debt service ratio. The Governor and the Legislature failed to reach agreement on a package of bond measures in time for any bonds to be included on the June 2006 primary election ballot. The parties intend to continue negotiations to permit some bonds to be included on the November 2006 and subsequent ballots.

As part of the Strategic Growth Plan, the Governor is proposing a constitutional amendment to permanently protect Proposition 42 funds for transportation and eliminate the option for future governors and legislatures to suspend the allocation. In addition, the Governor proposes the following cost-saving reforms: (1) legislation to provide authority to use design-build contracting, where the main contractor performs most design as well as construction services under one contract; (2) legislation authorizing design-sequencing, where some construction can begin while design of other elements is being finished; and (3) expanded authority to fund and deliver projects through a variety of public-private partnerships.

LAO Assessment of the 2005 Budget Act and the 2006-07 Governor’s Budget

September Report—On September 23, 2005, the Legislative Analyst’s Office (“LAO”) released a report titled “California Spending Plan 2005-06—The Budget Act and Related Legislation.” In the introductory portion of this report, the LAO wrote:

“Despite improving revenues, California policymakers continued to face significant fiscal challenges in preparing the 2005-06 budget. Although the projected budget shortfall for 2005-06 was considerably smaller than in the three prior years, the state’s ongoing structural budget problem remained a major concern....

In our November 2004 fiscal forecast, we estimated that the state faced a year-end shortfall in its 2005-06 General Fund budget of nearly $6.7 billion. We estimated an operating deficit of around $7.3 billion in 2005-06, increasing to $10 billion in 2006-07, as various temporary savings expire and deferred obligations start coming due.... These projected shortfalls declined in the subsequent months due to stronger-than-expected revenues realized in the spring of 2005 (related to both improved economic activity and large amnesty-related tax collections). As a result, by the time the budget was adopted, the projected year-end 2005-06 shortfall had narrowed to around $3.4 billion, and the ongoing structural shortfall in 2006-07 had dropped to slightly under $9 billion.

The 2005-06 budget package contains about $5.9 billion in solutions ... [which are] expected to eliminate the $3.4 billion budget shortfall and establish a $1.3 billion year-end reserve, while at the same time enabling the state to prepay the $1.2 billion vehicle license fee (VLF) “gap loan” from local governments (due in 2006-07). [T]he solutions fall into four major categories—namely, program savings, fund shifts, loans and borrowing, and revenues from improved tax compliance.

The 2005-06 budget contains roughly $2 billion in ongoing budgetary savings. We estimate these savings, coupled with the prepayment of the VLF gap loan, will reduce the projected 2006-07 operating shortfall between annual current law revenues and expenditures by roughly one third ... to around $6 billion.”

November Report—On November 16, 2005, the LAO published a report titled “California’s Fiscal Outlook: LAO Projections, 2005-06 Through 2010-11.” The following are excerpts from the introductory portion of the report:

“The budget outlook for 2006-07 and beyond has improved considerably over the past year. In last year’s California Fiscal Outlook, we projected that the state faced ongoing structural shortfalls peaking at nearly $10 billion in 2006-07. Since that time, California’s budget outlook has benefited from both a major increase in revenues and a significant amount of savings adopted in the 2005-06 spending plan...

While the improved fiscal outlook is clearly very good news, the state still faces major challenges in achieving an ongoing balance between revenues and expenditures and getting its fiscal house in order. Even assuming continued steady economic growth, we project that multibillion dollar operating deficits ... will persist throughout most of the forecast period. Eliminating these shortfalls will require significant actions. Beyond this, an economic downturn or even sharp slowdown sometime in the next several years would add several billion dollars to the projected shortfalls....

The 2005-06 budget adopted last July included two key features which significantly improved the state’s longer-term fiscal picture. First, it contained well over $2 billion in ongoing budgetary savings, mainly in the areas of Proposition 98 and social services. Second, lawmakers allocated most of the unexpectedly strong revenues received last spring to prepay outstanding loans from local government and eliminate the planned sale of additional deficit-financing bonds.

Key changes in our fiscal estimates since the 2005-06 Budget Act was adopted ... include the following:

We estimate that General Fund revenues exceeded the budget estimate by over $1 billion in 2004-05 and prior years combined, and will exceed the budget estimate by $2.8 billion in 2005-06.... We also estimate that net General Fund expenditures for 2004-05 and 2005-06 will fall below the 2005-06 Budget Act estimate by $80 million ...[W]e estimate the 2005-06 year-end reserve will increase from $1.3 billion assumed in the 2005-06 Budget Act to our revised estimate of $5.2 billion... [M]uch of this reserve will be needed to maintain a balanced budget in 2006-07 [for which LAO estimates a] $4 billion operating shortfall.

Our longer-term revenue and expenditure forecasts ... show that the state would continue to face significant operating shortfalls over the forecast period, peaking at $4.3 billion in 2007-08, before declining to $3 billion in 2008-09, $1.7 billion in 2009-10 and $600 million in 2010-11. [The report notes that these estimates do not take into account transfers from the General Fund to the Budget Stabilization Account pursuant to Proposition 58.]”

February Report—On February 22, 2006, the LAO released its annual report “The 2006-07 Budget: Perspectives and Issues.” It contained the following summary discussion of the 2006-07 Governor’s Budget:

“We believe that the recent strength in personal income tax and corporation tax receipts is indicative of the fact that 2005 tax liabilities, once tabulated, will prove to be even higher in 2005 than assumed in the Governor’s budget.... Accordingly, we are projecting that revenues will exceed the budget forecast by $1.3 billion in the current year [2005-06] and $1 billion in 2006-07, or $2.3 billion for the two years combined.”

“On the expenditure side, we estimate that General Fund expenditures under the Governor’s budget proposal would exceed the administration’s estimate by a two-year amount of about $340 million. This is the net effect of higher costs associated with Proposition 98, local mandates and state operations, partly offset by lower spending for Medi-Cal.”

“The 2006-07 fiscal year would end with a meaningful reserve [LAO estimated $2.561 billion compared to $613 million in 2006-07 Governor’s Budget], but only because the operating deficit of about $5 billion is more than covered by the $7.6 billion in carry-in reserve funds .... [T]he operating shortfalls [annual revenues minus expenditures] would continue under the budget proposal, reaching nearly $4 billion in 2007-08 and nearly $5 billion in 2008-09.”

“Although our fiscal projections reflect our assessment of the most likely fiscal outcomes for the state, it is important to understand that there are several very significant budgetary risks and pressures that lurk beneath our forecasts ... [which] could add several billions of dollars to the operating shortfalls during the next several years, were they to materialize. They include: [(1) a steeper economic slowdown due to higher energy costs, a steeper real estate decline or other factors, (2) unfavorable outcome of one or more major lawsuits, and (3) added state costs from the recent federal Deficit Reduction Act.]”

The LAO makes the following statements, in part, as its “Bottom Line”:

“California has benefited greatly from an over $11 billion three-year revenue increase since the 2005-06 budget was enacted; yet, the Governor’s budget plan would still leave the state with major structural budget shortfalls and a large amount of other financial obligations outstanding ....Capitalizing on the opportunity presented by these added revenues is particularly important at this time, given the inherent uncertainties about how long the strong revenue performance the state has been experiencing will last. Accordingly, we recommend that the Legislature reduce the amount of ongoing spending increases proposed in this budget, and either hold more of the unexpected revenues that this frees up in reserves or use them to pay down more of the still-formidable budgetary debt the state owes.”

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Challenge Seeking Payment to Teachers’ Retirement Board

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, “SBX1 20”) that deferred the payment of $500 million to CalSTRS’s Supplemental Benefit Maintenance Account (“SBMA”). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036, to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State’s Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint in the Sacramento County Superior Court as Teachers’ Retirement Board, as Manager of the California State Teachers’ Retirement System, et al. v. Tom Campbell, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State’s General Fund to the SBMA in an amount equal to the continuing appropriation, as it existed prior to the enactment of SBX1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. On May 4, 2005, the Superior Court granted Plaintiffs’ motion for summary adjudication. The court declared SBX1 20 unconstitutionally impairs CalSTRS members’ vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to the SBMA. The judgment will also include an award of interest in an as yet unknown amount at the rate of 7 percent (7%) per annum both pre- and post judgment. However, because the Legislature has not appropriated funds to pay such interest, the Superior Court cannot, and did not, compel the payment of any pre- or post judgment interest. The State has appealed the decision, and plaintiffs and the intervening California Retired Teachers’ Association have filed cross-appeals.

Tax Refund Cases

Six pending cases challenge the Franchise Tax Board’s treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation’s California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court has granted General Motors’ petition for review of the appellate court’s affirmation of a ruling in favor of the Franchise Tax Board on this issue (General Motors Corp. v. Franchise Tax Board, Case No. S 127086). Toys “R” Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386). The trial court in Toys “R “ Us ruled in favor of the Franchise Tax Board on this issue. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior

Court (Case No. 03AS00707); the Colgate matter has been stayed, pending the Supreme Court’s decision in General Motors. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board (Case No. A105312) in which the court ruled in favor of the Franchise Tax Board. On June 8, 2005, the California Supreme Court granted review. Since review has been granted, the First Appellate District’s decision is not final. On July 28, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Case No. A102915) upholding the judgment entered in favor of the Franchise Tax Board. On October 26, 2005, the California Supreme Court granted review but deferred further action in this case pending disposition of the General Motors and Microsoft cases. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

Also in General Motors Corp v. Franchise Tax Board (discussed above, Case No. S127086), the California Supreme Court granted the taxpayer’s petition for review to determine whether the Franchise Tax Board’s practice of allowing tax credits on an entity basis rather than to a unitary business is correct. The case is fully briefed and is awaiting the scheduling of oral argument by the California Supreme Court. A decision in favor of the taxpayer could result in the refund of taxes in excess of $300 million for prior years and an ongoing reduction in tax revenues of approximately $80 million.

Two pending cases challenge the Franchise Tax Board’s LLC fees imposed by Revenue and Taxation Code section 17942. In Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco Superior CGC-05-437721) plaintiff seeks a refund of fees, interest and penalties paid for 19972001, and in Ventas Finance I, LLC v. Franchise Tax Board (San Francisco Superior 05-440001), plaintiff seeks a refund for 2001-2003. In both cases the plaintiffs allege that section 17942 is unconstitutional on its face and as applied because it discriminates against interstate commerce and violates the Due Process and Equalization clauses. In the alternative, the plaintiffs also allege that the FTB misinterprets section 17942 and that section 17942 is an improper exercise of the state’s police powers. A final decision in favor of these plaintiffs applied to all taxpayers similarly situated could result in loss of annual revenue in excess of $250 million and potential refunds exceeding $1 billion. In the Northwest case, the trial court has issued a proposed decision in favor of the plaintiffs. The judgment has not yet been filed and no decision has been made as to whether the Franchise Tax Board will appeal.

Environmental Cleanup Matter

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (“Board”). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the “Government Claims Board”). Litigation on these claims has been tolled by agreement among the parties until October 1, 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et. al (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim property damage, a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs claim damages exceeding $400 million.

Energy-Related Matters

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor’s issuance of executive orders, under the California Emergency Service Act, “commandeering” power purchase arrangements held by Pacific Gas & Electric Company (“PG&E”) and Southern California Edison (“SCE”), referred to as “block forward contracts.” The California Power Exchange, PG&E and other market participants have filed actions for inverse condemnation, recovery under the Emergency Services Act and other causes of action, which are pending in Sacramento County Superior Court, Judicial Council Coordination Proceeding No. 4203. In an administrative proceeding before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for “commandeering” the block forward contracts in the amount of approximately $1 billion. The state contends it is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages are offset by payments made by the Department of Water Resources for electricity received under the “commandeered” block forward contracts.

Escheated Property Claims

In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Lusby-Taylor v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 0216511); Porcile v. Westly (Los Angeles County Superior Court, Case No. BC2884295 and Suever v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. The State is vigorously defending all of these actions. The Porcile case has been dismissed, but prior to dismissal, it was coordinated with two other actions that raise similar claims, Meyer v. Westly (Los Angeles County Superior Court, Case No. BC310304) and Browne v. Westly (Sacramento County Superior Court, Case No. 04AS02570). The coordinated action, which includes taxpayer claims involving the Controller’s management of the unclaimed property system, is being litigated in the state trial court. The State prevailed in the federal trial court in Suever, which is now pending appeal. Lusby-Taylor has been stayed by the federal trial court pending the Ninth Circuit’s consideration of an appeal from the trial court’s denial of plaintiffs’ motion for a preliminary injunction. If one or more of these cases is certified as a class action and the class ultimately prevails on the damages claim, damages for the class could be in excess of $500 million. All of these cases are styled as class actions, though no class has yet been certified in any of the cases. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller’s unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: Fong v. Westly (2004) 117 Cal. App. 4th 841 and Harris v. Westly (2004) 116 Cal. App. 4th 214.

In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Coppoletta v. Westley (Sacramento County Superior Court (Case No. 05439933). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”), and the Morris lawsuit challenges both the elimination of interest and whether the State’s custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Trust Realty Partners case is not styled as class actions suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in the complaint. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are issued and upheld, or if the issues raised in any of these cases require the State Controller to pay interest on escheated property or to manage unclaimed property as a trust for the benefit of the true owners, as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors’ rights resulting from the Department of Corrections and Rehabilitation’s use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action. The superior court granted summary adjudication in favor of the State, and in doing so, dismissed all claims for damages, leaving a remaining taxpayer claim for injunctive relief. Plaintiffs have filed a motion for reconsideration of the ruling, which is pending. If a court were to revive the damages claims and award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion.

Two pending cases involve due process constitutional challenges to an individual being placed on the state’s child abuse central index prior to the conclusion of a noticed hearing: Burt v. County of Orange, et al. (Orange County Superior Court, Case No. 02CC 10491) and Gomez v. Saenz, et. al. (Los Angeles County Superior Court, Case No. BC 284896). Recently, the Court of Appeal in Burt said that before a person is placed on the child abuse central index, that person is entitled to a hearing. However, the appellate court did not decide the issue of what type of hearing would be sufficient. That issue is the subject of the current activity at the trial court. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining on the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

The plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff filed a tort action in the State of Nevada alleging a number of separate torts involving privacy rights and interference with his business relationships arising from the Franchise Tax Board’s audit. A Nevada jury trial is currently scheduled to commence in August 2006. Plaintiff will probably seek damages exceeding $500 million. The state is vigorously contesting this action.

Action Seeking A Cost of Living Adjustment for CalWORKs Recipients

The case of Juana Raquel Guillen, et al. v. Schwarzenegger, et al. is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No, A106873). The trial court decision on appeal in this case determined that Governor Schwarzenegger’s executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an “increase in tax relief’, which, by statute, triggers an upward cost of living adjustment for recipients of Ca1WORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The estimated cost of the State of a final, unappealable determination consistent with the determination of the trial court, is now estimated to be approximately $350 million.

Actions Seeking Program Modifications

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

The matter of Conlan v. Bonta (First Appellate District, Case No. A106278) followed a prior appellate court decision determining that the State’s Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The State’s Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive “reimbursement window” period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. The trial court rejected the proposed plan, and ordered the Department of Health Services to take certain steps to provide for additional reimbursement to Medi-Cal recipients, and the Department of Health Services appealed. At issue in the action were certain administrative procedures ordered by the trial court. The Court of Appeal upheld the trial court’s order, except for two issues in which the Court sided with the Department of Health Services, leaving only one aspect of the reimbursement program ineligible for the federal off-set. While the impact of the cost of complying with the trial court’s plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal off-set, may be in excess of $250 million.

The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Stephen Sanchez, et al. v. Grantland Johnson, et al. (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs appealed a decision by the U.S. District Court dismissing plaintiffs’ class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The Ninth Circuit upheld the District Court’s judgment finding that California has a comprehensive plan for deinstitutionalization of the developmentally disabled, and that plaintiffs do not have a right to sue California regarding Medi-Cal rates. Plaintiffs have filed petitions for rehearing en banc, which were denied by the Ninth Circuit.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Actions Seeking Medi-Cal Reimbursements

Two cases, each entitled California Association of Health Facilities (“CAHF’) v. Department of Health Services (“DHS’) have been consolidated in the First District Court of Appeal (Case Nos. 03-425819 and 02-415443). CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, filed two separate cases alleging that the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-2002 and 2002-2003 rate years were too low. The superior court sustained DHS’s demurrers in both cases and entered judgment for DHS. CAHF’S appeal has been fully briefed and the parties are awaiting notification of a date for oral argument. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

Based upon its ruling in Sanchez v. Johnson (9th Cir. Case No. 04-15228; U.S.D.C., No. D. Cal., Case No. CV-00-01593), the U.S. Court of Appeal, Ninth Circuit ruled in the consolidated actions of California Medical Association v. Bonta (Case No. 04-15532; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2336 DFL PAN) and Clayworth v. Bonta. (Case No. 04-15498; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2110 DFL PAN) that neither Medi-Cal recipients nor providers had a private right under 42 U.S.C. section 1983 to challenge California’s compliance with section 1396a(a)(30)(A) of the Medicaid Act. Plaintiffs are Medi-Cal providers, provider associations, and beneficiaries who challenge the legality of a five-percent reduction in Medi-Cal reimbursement rates that became effective January 1, 2004. The statute by which the reduction was effected applies both to Medi-Cal fee-for-service providers including physicians, dentists, and pharmacists, and to managed care health plans. Previously, at the district court, plaintiffs obtained a preliminary injunction enjoining DHS from implementing the reduction to the fee-for-service system but failed to have the injunction extended to the managed care setting. The Ninth Circuit’s decision reverses the trial court’s ruling that (1) Medi-Cal beneficiaries have a private right of action under the Medicaid Act, and (2) DHS failed to conduct a principled analysis to ensure that the payment reductions would not adversely affect “quality of care” and “equal access” to health care in violation of section 30 (A) the Medicaid Act. The time to file a writ of certiorari with the United States Supreme Court expired on February 28, 2006. The Ninth Circuit’s decision is now final and avoids increased reimbursement costs exceeding $400 million per year.

Local Government Mandate Claims and Actions

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the “Commission”) (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults (“MIAs”). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino’s test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be “un-reimbursed” to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The state law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final decision (County of San Diego v. Commission on State Mandates, et al. (19097) 15 Cal. App. 4th 68; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

Two lawsuits are pending that assert that the State’s practice in recent years of appropriating $1,000 for certain state-mandated programs, to be divided among all 58 counties, and deferring repayment of the balance, violates the State Constitution. . These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California,

et al. (Case No. GIC 827845)). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last ten years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The effects of a final determination by an appellate court that the State is required to reimburse the counties now in an amount equal to the previously unreimbursed state mandated costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

Following a trial, the court’s Statement of Decision finds that the counties are entitled to a declaratory judgment regarding the amounts owed, and a writ of mandate commanding the state to comply with Government Code section 17617 by making equal annual payments to the counties over the 15-year term currently prescribed by statute, or a shorter period should the statute be amended. Final judgment has not yet been entered. An appeal will likely follow.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the “Amended Compacts”). Those Amended Compacts are being challenged as described below. An unfavorable decision to the State in either of the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate $35 million of additional revenues in fiscal year 2005-06 anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the “Rincon Band”), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band’s 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. It also raises other breach of compact claims. The District Court denied plaintiff’s motion for injunctive relief, and dismissed the complaint on a procedural basis as to the impairment claims and on lack of jurisdiction as to the breach of compact claims. The District Court granted Plaintiffs request for re-consideration in part, but dismissed all but four claims that the state failed to negotiate a compact amendment with the Rincon Band in good faith. The injunctive relief denied by the court remains subject to appeal. The State filed a motion for certification and entry of a separate judgment with respect to the four claims that the District Court ordered dismissed including the impairment of compact claims. The District Court granted the State’s motion and entered final judgment from which Rincon filed notice of appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259).

California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. (Los Angeles Superior Court, Case No. BS097173) is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature’s recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; “Chapter 91”). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates recently enacted provisions of the California Constitution which prohibit certain borrowings to fund a year-end state budget deficit (“Proposition 58”); and constitutes an unconstitutional attempt to contract away the State’s police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91; a decision prohibiting the implementation of Chapter 91; and a declaration that Chapter 91 is unconstitutional. Defendant’s filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60 day statute of limitations in AB 687 and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice; and plaintiffs have appealed this decision.

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. (Sacramento Superior Court, Case No. 06AS00166) is a reverse validation action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. The substance of the case is identical to California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. described in the paragraph above, (“Commerce Casino’) . Specifically, this case claims that the bonds would be invalid because they allege the Legislature improperly ratified the tribal compact amendments. They also allege the compacts unconstitutionally contract away the State’s police power and that the bonds would violate Proposition 58. Plaintiffs have also sought injunctive and declaratory relief. Validation actions require a three weeks of publications in various newspapers before the court obtains jurisdiction to hear the case. The court is expected to have jurisdiction on or around March 24, 2006. The Commerce Casino plaintiffs filed a notice of appearance in this case contesting the validity of the bonds and bond documents.

Matter Seeking Validation of Pension Obligation Bonds

The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the “Committee”) to issue bonds to fund all or a portion of the State’s pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State’s pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. On October 22, 2004, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California’s Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04AS043032994). A public interest group filed an answer, and the trial was held on October 13, 2005. The court’s final order and ruling dated November 15, 2005, found that the bonds were not valid under the State’s debt limit. The Committee will seek appellate review. The State will not be able to issue pension obligation bonds until this matter is finally resolved.

Prison Healthcare Reform

Plata v. Schwarzenegger (U.S. District Court case no. C-01-1351 TEH) is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled three years ago, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The judgment set up a team of experts to evaluate the adequacy of the medical care delivery system and propose solutions to fulfill the State’s obligations to plaintiffs under the Eighth Amendment to the U.S. Constitution. On June 30, 2005, the district court ruled from the bench that he is appointing a receiver to run and operate the approximately $750 million adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). On October 3, 2005, the district court issued two orders: (1) Findings of Fact and Conclusions of Law Re: Appointment of Receiver; and (2) Order Appointing Court Expert to “assist the Court in identifying discrete, urgently needed, remedial measures,” including providing clinical staff at those institutions with the greatest immediate need, pending the appointment of a receiver. The district court is still interviewing candidates, and will be using a national search firm to identify potential receiver candidates. The Court-appointed correctional expert issued a report to the Court regarding interim measures pending the appointment of the receiver. At this time, it is unknown what financial impact such an unprecedented decision would have on the State’s General Fund.

Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee

On August 8, 2005, a lawsuit titled California Teachers Association et al v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 05CSO1165) was filed. Plaintiffs—California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals— allege that the California Constitution’s minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year. Plaintiffs allege an underfunding of approximately $3.1 billion for the two fiscal years. Plaintiffs seek a writ of mandate requiring the state to recalculate the minimum-funding guarantee in compliance with Article XVI, Section 8 of the California Constitution and declaratory relief finding that the State failed to appropriate sufficient funds to comply with the minimum funding requirement.

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RATING AGENCIES’ ACTIONS

As of April 2006 Fitch, Standard & Poor’s and Moody’s rated the State’s general obligations A, A and A2, respectively. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations. For further information concerning obligations of the government of Puerto Rico, see Appendix C to this SAI.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the Salomon Brothers Funds or Investment Manager has independently verified, nor are any of foregoing responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue or guarantee. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004 (which continues in 2005) has also been reflected in the Puerto Rico economy. During fiscal year 2004 (July 2003 through June 2004), approximately 82% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 45% of Puerto Rico’s imports.

Fiscal Year 2004

The Puerto Rico Planning Board’s preliminary reports of the performance of the Puerto Rico economy during the fiscal year 2004 indicated that the economy registered an increase of 2.8% in real gross product. According to the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total monthly seasonally adjusted employment for fiscal year 2004 averaged 1,205,602, an increase of 1.5%, compared to 1,188,015 for fiscal year 2003. The unemployment rate for fiscal year 2004 was 11.4%, a decrease from 12.1% for fiscal year 2003.

Fiscal Year 2005

The Planning Board’s real gross product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short term risks that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico. As in the past, the economy of Puerto Rico followed the performance of the United States economy. Although interest rates began to increase slightly at the end of fiscal year 2004, interest rates still remain at historically low levels, a factor which could stimulate economic activity in Puerto Rico for the short and medium-term. According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%.

Fiscal Year 2006

The Planning Board’s real gross national product forecast for fiscal year 2006, released in February 2005, projected an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005 and the possibility of deceleration of public investment due to the Commonwealth’s fiscal difficulties, which could reduce activity in the construction and other sectors. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in general. The increase in oil prices coupled with other price increases, also serve to reduce disposable income and, therefore, overall economic activity. The Commonwealth is dependent on oil for approximately 70% of its power generation. Therefore, the increases in oil prices are expected to negatively affect the Commonwealth’s economy. On the other hand, it is expected that the implementation of the tax reform will positively affect economic activity of the Commonwealth. Although the current administration is working to maintain public investment, no assurance can be given that the Commonwealth will succeed in these efforts.

FINANCIAL RESULTS

Proposed Budget Fiscal Year 2006 Compared to Current Budget Fiscal Year 2005

The General Fund total revenues for fiscal year 2006 are projected to be $8.945 billion, representing an increase of $638 million from fiscal year 2005 net revenues. Projected increased revenues for fiscal year 2006 include: (i) increases in income taxes from individuals of $173.8 million; (ii) increases in income taxes from corporations of $271.1 million; and (iii) increases in total excise taxes of $95.8 million. The $8.945 billion amount includes $100 million from an interest rate swap transaction that the Commonwealth anticipates undertaking during fiscal year 2006.

The projection of General Fund revenues for fiscal year 2006 is based on a projected 5.9% nominal growth in gross national product, and additional revenues of $130 million from the following new transitional legislation: (i) an increase in income taxes applicable to regular corporations ($68 million); (ii) an increase in license fees for luxury cars ($17 million); (iii) a surtax on insurance companies ($16 million); and (iv) an increase in capital gains rates ($29 million). These tax increases are scheduled to expire during fiscal year 2008 after the changes in the tax reform proposal are fully implemented. The projected revenues also assume the receipt of $95 million from the following administrative measures: (i) an intensification of efforts to detect excise tax evasion using recently acquired x-ray machines to monitor ship containers at ports of entry; (ii) the implementation of a program to improve all tax collections; and (iii) heightened scrutiny on the payment of excise taxes on crude oil and its derivatives.

Current expenses and capital improvements of all budgetary funds total $14.9 billion, an increase of approximately $797 million from fiscal year 2005. The principal reasons for the differences are mainly due to (i) increases in education, which are $265 million higher; (ii) increases in health related expenditures, which are $31.3 million higher; (iii) increases in welfare, which are $6 million higher; (iv) increases in transportation and communications, which are $8 million higher; (v) increases in contributions to municipalities, which are $16 million higher; (vi) an increase in other debt service, consisting principally of Commonwealth appropriation debt, which is $124.3 million higher; (vii) decreases in general government, which are $53 million lower; (viii) a decrease in economic development, which is $18.4 million lower; (ix) a decrease in housing, which is $7 million lower; (x) decreases in public safety and protection, which are $25 million lower; and (xi) a decrease in debt service on general obligation and guaranteed debt, which is $263 million lower. Total expenditures for fiscal year 2006, based on the spending rate experienced during the first two months thereof, are estimated to reach $9.464 billion.

Fiscal Year 2005 Compared to Fiscal Year 2004

The General Fund total net revenues for fiscal year 2005 were $8.307 billion, representing an increase of $322 million or 4%, from fiscal year 2004 net revenues. This amount excludes proceeds of a loan of $550 million obtained from the Government Development Bank (“GDB”), which is included as part of “Proceeds of notes and other borrowings.” The major changes in revenues from fiscal year 2004 were: (i) increases in total income taxes of $222 million, mainly resulting from increases in income taxes collected from individuals of $198 million and in income taxes collected from corporations of $40 million; (ii) increases in total excise taxes of $90.8 million; and (iii) increases in other revenues of $6.9 million, mainly as a result of an increase in miscellaneous non-tax revenues of $40.8 million.

Preliminary total cash expenditures for fiscal year 2005 are estimated at $9.208 billion, which exceeded budgeted expenditures by $354 million, attributed mainly to increases in the area of: (i) education ($303 million); (ii) public safety and protection ($23 million); (iii) health ($15 million); (iv) welfare ($10 million); and (v) economic development ($3 million). This amount also excludes approximately $80 million of additional expenditures that were not originally budgeted. Various financing transactions were entered into to cover this imbalance.

Current expenses and capital improvements of all budgetary funds total $14.1 billion, an increase of $1 billion from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 were: (i) education (up $287 million); (ii) public safety and protection (up $163 million); (iii) special pension contributions (up $52 million); (iv) debt service on Commonwealth’s general obligation and guaranteed debt, (up $35.8 million); (v) welfare (up $30 million); (vi) health (up $25 million); (vii) economic development (up $16 million); (viii) transportation and communications (up $9 million); (ix) contributions to municipalities (up $7 million); (x) housing (up $2 million); (xi) a decrease in other debt service, consisting principally of Commonwealth appropriation debt (down $30 million); and (xii) general government debt (down $40 million).

The consolidated budget for fiscal year 2005 totaled $24.8 billion. Of this amount, $14.5 billion was assigned to the central government. This amount included General Fund total resources and appropriations of $8.9 billion, which represented an increase of $641 million, or 7.7%, over budgeted amounts for fiscal year 2004. These total resources budgeted included $8.3 billion of total revenues and $550 million of additional resources from a GDB loan secured by tax receivables. The budget for fiscal year 2005 was approved July 1, 2004.

As a means of increasing revenues for fiscal year 2005, the following laws were enacted: (1) a “sunset provision” which enables early retirement or “rollover” of certain individual retirement account funds without penalties under the Commonwealth’s income tax law; (2) a one-year “sunset provision” for variable annuities by insurance companies in the United States held by Puerto Rico citizens for “rollovers” to variable annuities by Puerto Rico insurance companies; (3) a transfer to the General Fund of compulsory motor vehicle insurance premiums for which reimbursement has not been claimed; and (4) a “sunset provision” to lower all long-term capital gains tax rates by 50%. In particular, gains realized from July 1, 2004 to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, will be taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. Similarly, lump sum distributions by resident individuals on income from pensions will be taxed at a rate of 10%.

Preliminary Fiscal Year 2004 Compared to Fiscal Year 2003

General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The loan has a term of ten years, and may be repaid sooner to the extent that sufficient revenues are available for such purpose. This amount also excludes $82 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non-residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Secretary of the Treasury.

Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but to be disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and are expected to be covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislative Assembly of Puerto Rico, approved on June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislative Assembly of Puerto Rico, approved on November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2004, the Commonwealth has included in its financial statements reported liabilities of approximately $219 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $120 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Commonwealth appealed this decision. As of June 30, 2004, the Commonwealth has accrued $120 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the Court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is a defendant in two lawsuits filed in local and federal district court by an association of insurance companies seeking to recover from the Commonwealth approximately $38 million of compulsory motor vehicle insurance premiums allegedly belonging to the insurance companies or their policyholders, which were transferred by the Secretary of the Treasury to the General Fund. The Commonwealth believes that its ultimate liability, if any, would not be significant.

The Commonwealth is also a defendant in various cases, including a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of constitutional rights (for example, by municipalities) civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $7.8 billion; however, the ultimate liability cannot be presently determined. It is the opinion of the Commonwealth that the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth believes that the ultimate liability in excess of amounts provided, if any, would not be significant.

The Governor, the Director of OMB and the Secretary of the Treasury are also defendants in various lawsuits by governmental entities whose budgets for fiscal year 2006 were reduced under the Executive Order of August 30, 2005. These claimants are challenging, on constitutional and statutory grounds, the Governor’s reallocation of resources. The Commonwealth believes these challenges will not prevail. If all or any of these challenges prevail, however, further adjustments would have to be made to the fiscal year 2006 budget in the form of cuts to other agencies’ budgets in the approximate amount of $30 million.

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RATING AGENCIES’ ACTIONS

As of April 2006, the Commonwealth’s general obligations had ratings of Baa2 by Moody’s and BBB by Standard & Poor’s. However, on February 24, 2006, Moody’s placed the Commonwealth’s Baa2 general obligation rating on “watchlist.” The “watchlist” action places the Commonwealth’s Baa2 general obligation rating under review for possible downgrade. Moody’s has indicated that the review is expected to be completed by mid-July 2006 or possibly earlier. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of New York (“New York” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers New York Municipal Money Market Fund or the Manager have independently verified, nor are they responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

Recent above-trend national growth rates have helped to buttress the New York State economy. As of October 2005, the New York State Index of Coincident Economic Indicators prepared by the State’s Division of the Budget (the “DOB”) shows that the State economy has been in recovery for two years. The State economy added about 80,000 private sector jobs between September 2004 and November 2005. The State is estimated to have emerged from recession in the summer of 2003. The New York State economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the State’s job base was in decline. The continued strengthening of the State economy is expected to help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Bonus growth is expected to slow, resulting in total New York wage growth of 4.6 percent for 2005, followed by growth of 5.2 percent in 2006. State nonagricultural employment is projected to rise 0.8 percent in 2006, a slight decline from the 1.0 percent increase expected in 2005. Though the national economic expansion is expected to continue, growth is expected to slow modestly in 2006 and further still in the out years. Consistent with more moderate growth at the national level, the State expects that the New York State economy will see continued, albeit slightly slower, growth in 2006 and beyond.

In 2005-06, the State’s General Fund GAAP Financial Plan shows total revenues of $40.9 billion, total expenditures of $49.4 billion, and net other financing sources of $9.9 billion, resulting in an operating surplus of $1.4 billion and a projected accumulated surplus of $1.9 billion. The operating results primarily reflect the moneys set aside in a spending stabilization reserve, and reflect an increase of $1.4 billion from the 2004-05 accumulated surplus of $546 million.

As of January 2006, receipts of the New York State general fund (the “General Fund”) for 2005-06, including transfers from other funds, are projected at $47.9 billion, an increase of $8 million from the Second Quarterly Update to the 2005-06 Financial Plan estimates (the “Second Quarterly Update”) issued by the DOB in November 2005. The positive revisions are due to strong growth in tax collections, particularly in personal income tax collection and business tax. However, much of the increase in collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax. General Fund receipts in 2006-07 are projected to increase by $1.5 billion from the prior year.

General Fund disbursements, including transfers to other funds, are expected to total $47.2 billion in 2005-06, an increase of $337 million from the State’s mid-year forecast, and State funds spending is projected to total $70.4 billion in 2005-06. All State governmental funds spending in 2005-06 is projected to total $106.4 billion, a decrease of $301 million from the mid-year financial plan.

Special Considerations

DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. Projections are also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

In addition to the risks associated with the national economic forecast, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple through the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

The State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance Health Care Reform Act (“HCRA”) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

The Financial Plan projections assume that video lottery terminal (“VLT”) revenues will be used to continue to finance the State’s sound basic education (“SBE”) program. The SBE program is part of the State’s efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid. The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

An ongoing risk to the State’s financial plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. It is unclear at this time what impact, if any, Federal actions may have on the State financial plan in the current year or in the future. The financial plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

Size of the 2006-07 Fiscal Budget

General Fund spending, including transfers to other funds, is projected to total $49.6 billion in 2006-07, an increase of $2.4 billion over the 2005-06 forecast as reported in the Third Quarterly Update to the 2005-06 Financial Plan estimates (the “Third Quarterly Update”) issued by the DOB in January 2006. State Funds disbursements, which include spending financed from other state revenue sources as well as the General Fund, are projected to total $75 million in 2006-07, an increase of $4.6 million from the revised forecast for 2005-06 as reflected in the Third Quarterly Update. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to total $75 billion in 2006-07. All Funds spending, which includes Federal grants and is the broadest measure of State spending, is projected to total $110.7 billion in 2006-07, an increase of $4.4 billion.

2005-06 Fiscal Year

The New York economy continues to expand. Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State’s job base was in decline. New York emerged from the national recession in September 2003, marking an important milestone in the State’s recovery from the impact of September 11th. The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in the Second Quarterly Update. General Fund receipts from April 1, 2005 through December 31, 2005 totaled nearly $33 billion, an increase of $2.4 billion from the same period in 2004. This increase is largely attributable to continued economic improvement in 2005, strong payments on 2004 and 2005 personal income tax (“PIT”) liability and the continued strength in the real estate market. As of January 26, 2006, the General Fund receipts projection was revised upward by $1.4 billion.

As of January 2006, DOB projects General Fund receipts, including transfers from other funds, of $47.9 billion and General Fund disbursements, including transfers to other funds, of $47.2 billion. The General Fund is projected to end the 2005-2006 fiscal year with a balance of $3.2 billion. The balance includes $1.0 billion in undesignated reserves and $2.2 billion in designated reserves. The undesignated reserves consist of $945 million in the State’s Tax Stabilization Reserve Fund (the “Rainy Day Reserve”), after a maximum deposit of $73 million in 2005-06, and $21 million in the State’s Contingency Reserve Fund. The designated reserves consist of $2.0 billion in a spending stabilization reserve, which is planned for use in equal installments to help reduce the 2007-08 and 2008-09 budget gaps, and $286 million in the Community Projects Fund. The projected year-end balance is affected by the planned payment of an additional $552 million in tax refunds before the end of the 2005-06 fiscal year, from a reserve established for that purpose, based on enhancements in tax processing.

The most substantive revisions to the three-year General Fund forecast are due to timing, with the higher spending from the acceleration of certain Medicaid and mass transit payments, partially offset by lower spending for labor settlements that were expected to occur in 2005-06 but are now budgeted for 2006-07.

2006-2007 Budget Gaps

As noted in the enacted budget report and the Third Quarterly Update, the projected outyear budget gaps are primarily the result of anticipated spending increases that exceed the growth in revenues, and the loss of non-recurring resources used to help balance the budget in 2005-06.

General Fund receipts in 2006-07 are projected to increase by $2.2 billion from 2005-06 to $50.2 billion. Underlying revenue growth of $4.5 billion (8 percent) in 2006-07 is offset by the loss of several non-recurring revenues ($531 million), the phase-out of PIT surcharge ($1 billion), and increasing costs for debt service and the School Tax Relief (STAR) program.

2005-06 ENACTED BUDGET FINANCIAL PLAN

The Legislature completed action on the Executive Budget appropriation and Article VII bills for the 2005-06 fiscal year by March 31, 2005 (passing the debt service appropriation bill on March 8 and the remaining bills by the end of the month). On April 12, 2005, several amendments (“chapter amendments”) to the 2005-06 budget were enacted that authorized, among other things, funding for the Temporary Assistance for Needy Families program (“TANF”), the Environmental Protection Fund (“EPF”), and the Help America Vote Act. The State’s official Enacted Budget Financial Plan projections set forth here are based on the budget bills and chapter amendments enacted through April 12, 2005.

The Executive Budget for 2005-06 presented a balanced General Fund Financial Plan that eliminated a projected budget gap of $4.2 billion. The Enacted Budget Financial Plan for 2005-06 is also balanced, the result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. Reserves have been increased to $1.5 billion.

In summary, the Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including (a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 million in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and (c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive proposal.

The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes a new SBE aid program, financed with VLT revenues, that will distribute aid through a formula that benefits high-need districts. The SBE program is part of the State’s efforts to comply with a State Court of Appeals’ ruling that found the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

The Enacted Budget includes funding, consistent with the Executive Budget, to permit the State to pay for the local share of Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million), to accelerate the full State takeover of the Family Health Plus (“FHP”) program ($25 million), and to provide enhanced aid for local governments ($61 million).

The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $46.2 billion, an increase of $2.1 billion (4.7 percent) from 2004-05. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.3 billion, an annual increase of $4.9 billion (7.4 percent). All Governmental Funds spending (hereafter “All Funds”), which includes Federal grants, is estimated to increase by $4.4 billion (4.3 percent) for a total of $106.5 billion.

The 2005-06 Financial Plan includes a fiscal stability reserve of $601 million. The State’s general reserves are projected to total $1.5 billion in 2005-06, equivalent to roughly 3.2 percent of General Fund spending. As in any fiscal year, the Enacted Budget Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from current projections. For example, the State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance the Health Care Reform Act (HCRA) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

2005-06 Receipts and 2006-07 Receipts

Tax Receipts

All Funds tax receipts are projected to total approximately $53 billion in 2005-06, an increase of $804 million from the First Quarterly Update. The revision reflects the better than expected results for PIT and corporate franchise tax.

The strong economy in 2005 will continue to drive large gains in receipts in early fiscal year 2006-07 as personal income taxpayers finalize payments on their 2005 liability. Receipts growth for the second half of 2006-07 is expected to slow reflecting the sunset of the temporary income tax surcharge, a modest cooling off of the economy, and a moderate decline in tax receipts associated with the large gains in real estate prices in 2004 and 2005, as the housing market hits a plateau. Outyear growth in tax receipts, before the impact of recommended tax actions, is expected to grow at rates consistent with the mature stage of economic expansion, in the range of 5 percent to 6 percent.

Personal Income Tax

General Fund PIT receipts are projected to increase by $2.2 billion from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the RBTF. Personal income tax receipts directly deposited to the General Fund are projected to reach $22.7 billion in 2006-07, a percentage increase of 8.8 percent.

For 2005-06 General Fund PIT receipts, including refund reserve transactions, are revised upward by $900 million from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of the 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

User Taxes and Fees

User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2005-06 are projected to total $8.6 billion, a decrease from reported 2004-05 collections. The projected decline in sales tax cash receipts is largely attributable to the sunset of the temporary increase in the overall tax rate from 4.25 percent to 4 percent effective June 1, 2005. The Enacted Budget postponed the exemption on items of clothing and footwear for two years, until May 31, 2007, and replaced it with two temporary one-week exemptions with the same $110 thresholds. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 6.0 percent. User taxes and fees receipts for 2006-07 are projected to reach $8.8 billion, an increase of $173 million, or 2 percent from 2005-06. The sales tax, the largest tax within user taxes, is projected to increase $170 million, or 2.1 percent in 2006-07. The low growth in sales tax receipts is due in part to the expiration of the one-quarter percent sales tax surcharge offset by modest base growth.

The decline in General Fund cigarette tax receipts of $5 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes. User taxes and fees are revised downward by $21 million from the Executive Budget estimates. This decline mainly reflects proposed tax actions that differ from those contained in the Enacted Budget.

Business Taxes

Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $5.0 billion, an increase of $490 million from the Second Quarterly Update; business tax receipts are projected to remain virtually unchanged in 2006-07. The 2005-06 increase is primarily due to an expectation of continued strength in the corporate franchise tax. Business tax receipts for 2005-06 have been revised up from the Executive Budget, to reflect anticipated increases in audit collections, as well as continued strength in corporate franchise tax and the insurance premiums tax payments.

Other Taxes

Other tax receipts are now projected to total $894 million, which is $33 million below last year’s amount. Other tax receipts are expected to increase to $900 million in 2006-07 before beginning to decline. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

Miscellaneous Receipts

Miscellaneous receipts are projected to be $2.6 billion, an increase of $431 million from the 2004-05 results. This increase is primarily due to the receipt of $523 million from the local government revenue and disbursement program partially offset by the loss of several one-time receipts received in 2004-05. Miscellaneous receipts are projected to total $2.7 billion in 2006-07, up $117 million or 4.5 percent from 2005-06. Proposed fee and fine legislation, as well as revised assumptions with respect to investment income receipts, account for the change.

Federal Grants

Federal grants are projected to total $9 million in 2005-06, consistent with the Second Quarterly Update projection. Changes to Federal grants generally correspond to changes in federally reimbursed spending. However, since Federal reimbursement is assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. General Fund Federal grants are expected to remain at the 2005-06 level for the 2006-07 fiscal year.

2005-06 Disbursements

DOB projects General Fund disbursements will total $47.2 billion in 2005-06, an increase of $3.1 billion over 2004-05 actual results. State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.4 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.3 billion (4.3 percent) over the prior year. The largest All Funds spending increases are for Medicaid ($1.7 billion), school aid ($953 million), and higher education ($832 million).

Medicaid

All Funds Medicaid spending in 2005-06 is projected to increase by $1.9 billion over the prior year primarily due to the prepayment of certain Medicaid expenses ($500 million) and the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for over half of the annual growth. DOB’s estimate is based on current experience in the State’s Medicaid program and the Congressional Budget Office’s national projections. In addition, the expiration in June 2004 of a temporary 2.95 percent Federal share increase will result in $109 million in higher State share spending in 2005-06. The remaining sources of growth include the continued phase-in of the State takeover of local government FHP costs ($60 million in 2004-05 growing to $252 million in 2005-06), the commencement of the State takeover of all local Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million) and various other changes, including the discontinuation of certain county shares adjustments. Hospital assessment revenues ($106 million) that were budgeted to lower General Fund spending in 2005-06 are now expected in 2006-07. In addition, DOB has lowered the estimated cost of the Medicare Part D

“clawback” payment in the current year based on updated information from the Federal government ($23 million), and added $5 million to the Department of Health estimate for education and benefits coordination related to Part D.

Education

School aid spending in State fiscal year 2005-06 is projected to total $18.4 billion on an All Funds basis, an increase of $759 million above fiscal year 2004-05. The increase primarily reflects the balance of aid payable for the 2004-05 school year, the fiscal year costs of the 2005-06 school year increase, and higher Federal spending. A decrease in capital projects spending partially offsets the annual growth.

Other education aid, including special education services and other targeted programs, is projected at $2.6 billion, an increase of $316 million from 2004-05. The annual growth consists of higher Federal funding under the Individuals with Disabilities Education Act program ($93 million), costs related to enrollment growth in the Preschool Special Education Program ($73 million), and funding for legislatively-directed education spending originally planned for 2004-05 but now expected to occur in 2005-06 (net change of $120 million over the two years).

All Funds spending for higher education is projected at $7.6 billion, an increase of $832 million over 2004-05 primarily due to higher salaries, inflationary increases, and program growth at the State University of New York (SUNY), the City University of New York (CUNY), and Higher Education Services Corporation (HESC) ($371 million), as well as higher capital spending for the public universities ($461 million).

Welfare

Welfare programs provide benefits to poor families in the form of cash grants, child welfare services, tax credits for eligible low-income workers, and employment services. The State’s three main programs include Family Assistance, Supplemental Security Income (SSI) and Safety Net. The Family Assistance program, which is financed jointly by the Federal government, the State, and local districts, provides employment assessments, support services and time-limited cash assistance to eligible families and children. The State adds a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled. The Safety Net Assistance program provides cash assistance and employment services for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law and is financed jointly by the State and local districts. Funding is also provided for local administration of welfare programs.

On a General Fund basis, Welfare spending is projected at $1.3 billion in 2005-06 as of the Third Quarterly Update. Higher than anticipated Federal spending on child care, education, health and preventive services ($188 million) through the Temporary Assistance for Needy Families program is offset by General Fund savings resulting from a greater reduction in estimated caseload expenditures than previously projected ($118 million).

Welfare caseloads are projected to decline based on recent trends. In 2004-05, the total caseload averaged approximately 627,000 recipients. In 2005-06, it is projected at 620,000, a decrease of 29,000 recipients from the Executive forecast. The lower caseload levels are projected to reduce costs from previous estimates by $115 million annually.

Mental Hygiene

The State provides care for its citizens with mental illness, mental retardation and developmental disabilities, and for those with chemical dependencies, through OMH, the Office of Mental Retardation and Developmental Disabilities (“OMRDD”) and OASAS. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY. Historically, this care has been provided at large State institutions.

Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD’s capital program supports a State institutional infrastructure comprising 14 service districts with approximately 350 buildings, and a State- and non-profit operated community network of approximately 32,000 beds. The program continues the recent shift in emphasis from the development of new facilities (primarily in the community) to the improvement and maintenance of existing State and non-profit infrastructure.

OMH’s capital program supports an institutional physical plant consisting of 23 campuses with over 1,000 buildings as well as a State and non-profit operated community network of approximately 27,700 beds. The overall policy direction of this program has limited institutional capital projects to those that are necessary to ensure the health and safety of clients and staff, retain program accreditation, and maintain the condition of existing facilities. In addition, the program supports the preservation of existing State and community beds and the development of new non-profit operated community beds. As the need for institutional beds has declined over recent years, both OMRDD and OMH have consolidated, reconfigured or closed many of their campuses, permitting the planned development of alternate uses for the surplus facilities.

Various capital programs for DOH facilities have also been financed by DASNY using patient revenues and contractual-obligation financing arrangements.

Transportation

All Funds spending for transportation is estimated at $6.1 billion in 2005-06, an increase of $688 million over 2004-05. Growth in capital spending financed from the Dedicated Highway and Bridge Trust Fund and the “Rebuild and Renew New York” General Obligation Bond Act, as well as higher operating support for the Metropolitan Transportation Authority (MTA) and other transit systems, account for the annual change. The Bond Act was approved by New York State voters on November 8, 2005.

Both the State’s five-year transportation and transit plans are being renewed in 2005. The new plan authorizes $35.8 billion in total commitments over five years to be divided equally between MTA and the Department of Transportation (DOT) programs ($17.9 billion each) and proposed a $2.9 billion bond act with resources to be divided equally between MTA and DOT programs ($1.45 billion each), which has been approved. Effectively, this adds $455 million above the Executive Budget DOT proposal and $1.9 billion above the Executive Budget MTA proposal. The Bond Act is expected to add $4.5 billion in total debt service costs, with annual costs beginning in 2006-07.

To partially finance the new plans, the Enacted Budget authorized certain tax and fee actions including a 1/8 cent increase in the MTA region sales tax, a Mortgage Recording Tax increase of 5 cents per $100 of recorded mortgage in the MTA region, and increases in various Motor Vehicles fees. A comprehensive five-year transportation program and financial plan with detail on programs, projects or commitment schedules is expected to be finalized later this year. Additional resources still need to be developed in the outyears of the plan to support the MTA, DOT, and DMV. The Executive Budget proposed a public/private partnership initiative to provide additional resources which has not yet been enacted.

Finally, the Enacted Budget added funding for a study on the implementation and operation of high speed rail routes in New York State.

General State Charges

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

General Fund spending for General State Charges is projected to be $4.0 billion in 2005-06, an increase of $396 million (10.8 percent) over the prior year. The annual increase is due mostly to rising costs of employee health benefits ($189 million), higher costs related to employer pension contributions ($247 million) and fringe benefit increases for unsettled collective bargaining agreements (roughly $40 million). Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth ($105 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (e.g., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), Thruway Authority, Local Government Assistance Corporation (LGAC)) for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid for through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

All Funds spending on debt service is projected to total $3.7 billion in 2005-06. Spending reflects debt service due on revenue credits supported by dedicated taxes and fees and patient income, including PIT Revenue Bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, and service contract bonds that are supported primarily by the General Fund.

All Other Disbursements

In addition to the programs described above, the Executive Budget includes funding for economic development, environmental protection, public protection, general government, the Judiciary, and various other programs. Significant sources of annual change in these areas include:

Local Government Aid:    The 2005-06 Enacted Budget increases State support for local governments by $57 million under the new Aid and Incentives for Municipalities (AIM) Program. AIM will provide State aid increases of 3.75 percent for all towns and villages, and 12.75 percent for all upstate cities. As a condition of receiving this increase, cities will agree to minimize property tax growth, develop three-year financial plans and seek operational efficiencies through various initiatives like shared services agreements.

Along with the AIM initiative, the 2005-06 Budget introduces the Shared Municipal Services Incentive (SMSI) Program which will provide competitive grants of up to $100,000 to cities, towns, villages, counties and school districts to help fund cooperative cost saving efforts such as shared services (e.g., transportation, snowplowing, or payroll) undertaken by two or more municipalities. This program is funded at $2.75 million in SFY 2005-06.

World Trade Center:    Federal aid to New York City in 2004-05 for the creation of a captive insurance company to address claims related to recovery efforts at the World Trade Center will not recur in 2005-06 ($1.2 billion). The aid “passes through” the State’s All Funds Financial Plan and is counted as spending.

2006-07 Receipts Forecast

General Fund receipts in 2006-07 are projected to increase by $2.2 billion from 2005-06 to $50.2 billion. Underlying revenue growth of $4.5 billion (8 percent) in 2006-07 is offset by the loss of several non-recurring revenues ($531 million), the phase-out of PIT surcharge ($1 billion), and increasing costs for debt service and the School Tax Relief (STAR) program.

2006-07 Disbursements Forecast

Spending is projected to increase by $4.4 billion in 2006-07. Medicaid growth of $1.6 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, State Medicaid costs increase due to significant growth in the State takeover of local government Medicaid costs (from $410 million in 2005-06 to $1.2 billion in 2006-07) which includes the cap on local Medicaid costs ($510 million to a total of $631 million) and the complete State takeover of local government Family Health Plus costs (+$239 million to a total of $528 million). In addition, spending growth occurs in state operations ($787 million), driven primarily by projected spending increases in Correctional Services, the Judiciary, the Mental Hygiene agencies and the State University; school aid ($658 million), resulting from increases to spending in expense based programs and selected aid categories; and fringe benefits, primarily due to rising pension ($227 million) and health insurance costs ($247 million). Welfare spending, including administration, is projected at $1.3 billion in 2006-07, representing an increase of $12 million from the preceding fiscal year.

On a State fiscal year basis, school aid spending is projected to grow by $613 million in 2006-07. The projections assume growth in expense-based programs and other selected aid categories. The Financial Plan projections assume that VLT revenues will be used to continue to finance the State’s SBE program. The SBE program is part of the State’s efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

State Operations spending is projected to increase by $642 million in 2006-07. This growth is primarily due to the cost of collective bargaining agreements with many of the State’s employee unions and the anticipated settlements with the remaining unions (approximately $250 million), normal salary step increases and non-personal service increases (roughly $120 million), and the decline in patient income revenues available to finance General Fund spending ($200 million). General State Charges is expected to increase by $341 million (8.5 percent) in 2006-07 to $4.3 billion (excluding the pension amortization savings in 2005-06). This annual increase is due mostly to rising costs of employee health benefits (an increase of $195 million to $2.4 billion) and higher costs related to employer pension contributions (an increase of $109 million to $1.1 billion). All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with 2004-05 and 2005-06 growth trends.

PRIOR FISCAL YEARS

2004-05 Fiscal Year

DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the TSRF (the State’s “rainy day fund”) (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the new fiscal stability reserve fund.

General Fund receipts, including transfers from other funds, totaled $43.8 billion in 2004-05, an increase of $1.4 billion from 2003-04 results. Tax receipts, excluding the impact of the tax refund reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State’s securitization of tobacco settlement payments in 2003-04.

General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits, and debt service were the main sources on annual growth years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

2003-04 Fiscal Year

The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund (the State’s “rainy day fund”) (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State’s social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

PUBLIC AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this disclosure, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

LOCALITIES

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Fiscal Oversight

In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2005-06 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

2005-06 State Supported Borrowing Plan

Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget and to submit an update to the Plan (the Update) by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2005-06 through 2009-10 Capital Program and Financing Plan was released with the 2005-06 Executive Budget on January 18, 2005 and updated to reflect the 30-Day Amendments on February 8, 2005. The Update to the Plan was released on April 26, 2005, and reflects final action on the Budget. A copy of the Update can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or at www.budget.state.ny.us.

The Update to the Plan for 2005-06 and the remaining years of the Capital Plan reflects the expectation that State PIT Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments. The State’s borrowing plan projects new issuance of $279 million in General Obligation Bonds in 2005-06 including $94 million of Rebuild and Renew New York Transportation Bonds; $728 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation and the anticipated issuance of about $3 billion of bonds to restructure outstanding Bonds; $203 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $163 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $21 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran’s nursing home; and $2.8 billion in State PIT Revenue Bonds to finance various capital programs, as described below.

State PIT Revenue Bond borrowings include issuances by: (i) DASNY for university facilities (Jobs 2000), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, and for local public safety answering point equipment and technology upgrades associated with wireless E-911 service; (ii) the Thruway Authority for CHIPs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, State facilities and equipment acquisitions; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); and Hazardous Waste Remediation; and (v) HFA for housing programs. State PIT Revenue Bonds for 2005-06 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC.

The projections of State borrowings for the 2005-06 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which restricted new State-supported debt to capital works and purposes only, established a maximum term of 30 years on such debt, and limited new debt outstanding to 4 percent of personal income and new debt service costs to 5 percent of total governmental funds receipts. The debt restrictions apply to all new State supported debt issued on and after April 1, 2000. The cap on debt outstanding will be fully phased-in during 2010-11, while the cap on debt service costs will be fully phased-in during 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2004 at 1.55 percent of personal income and debt service on such debt at 0.84 percent of total governmental receipts, compared to the caps of 1.98 percent for each. DOB projects that debt outstanding and debt service costs for 2004-05 and the entire five-year forecast period through 2009-10 will also be within the statutory caps. From April 1, 2000 through March 31, 2005 the State has issued $13.9 billion of new debt, of which $1.2 billion was retired—resulting in $12.7 billion of net new debt. This is $4.4 billion below the statutory cap. The debt service costs on this new debt totaled $1.1 billion in 2004-05—or roughly $1.3 billion below the statutory limit.

Variable Rate Obligations and Interest Rate Exchange Agreements

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate obligations and to enter into a limited amount of interest rate exchange agreements. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2005, State-supported debt in the amount of $40.7 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of approximately $6.1 billion each.

As of March 31, 2005, the State had about $2.1 billion of outstanding variable rate instruments, or 5.1 percent of total debt outstanding, that are subject to the net variable rate exposure cap. Also, as of March 31, 2005 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority have entered into $5.97 billion, or 14.7 percent of total debt outstanding, notional amount of interest rate exchange agreements that are subject to the interest rate exchange agreement cap.

The interest rate exchange agreements outstanding at March 31, 2005 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March, 2005, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $54 million—the total amount the State would be required to pay to the collective authorized issuers for payments to the counterparties should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed in March 2005, it is expected that the counterparties would owe the State termination payments. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

At the close of the 2004-05 fiscal year, the State also entered into approximately $850 million in swaps to create synthetic variable rate exposure, including $157 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be the least costly way to achieve additional variable rate exposure. The synthetic variable rate bonds also provide the additional benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor), and thus are excluded agreements under the legislation and are not counted under the swaps cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are at least in the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the authorized issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (ISDA) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2005-06 fiscal year or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2005-06 Financial Plan. The State believes that the proposed 2005-06 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2005-06 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2005-06 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2005-06 Financial Plan.

State Finance Policies

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the “public asset fund” to be used for the purpose set forth in § 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002. By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff’s original complaint but also affirmed the denial of defendants’ motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have been granted leave to appeal to the Court of Appeals. By decision dated June 20, 2005, the Court of Appeals dismissed all of plaintiff’s claims. On July 7, 2005, a judgment was entered in favor of the defendants in Supreme Court, New York County. Prior to November 2, 2005, the time in which plaintiffs may seek any further appeals expired.

Gaming

In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of

Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multijurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed from this order. In an opinion dated May 3, 2005, the Court of Appeals modified the July 7, 2004 opinion and order and declared parts B, C and D of Chapter 383 of the Laws of 2001 constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs’ motions for reargument in both cases. On September 15, 2005, plaintiffs filed for certiorari before the United States Supreme Court on that portion of the Court of Appeals decision relating to tribal-State compacts. The plaintiffs’ petition was denied by the United States Supreme Court on November 28, 2005.

Real Property Claims

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Nation of New York case (see below) will ask the United States Supreme Court to review the Second Circuit’s June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit’s decision or issues an opinion in that case.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate’s report, which recommended granting the State’s motion to dismiss that portion of the action relating to the Thruway right of way and denying the State’s motion to dismiss the Federal government’s damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en banc. On July 8, 2005, the Second Circuit denied the United States’ motion for rehearing en banc.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On August 12, 2005, the District Court stayed all further proceedings in this case until February 15, 2006, which stay has been extended.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, involving the issue of whether parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs’ possessory land claim is subject to the defense of laches, and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for the defendants. On September 8, 2005 the Second Circuit denied the plaintiff’s motion for reconsideration and en banc review. On November 21 and 22, 2005, United States Supreme Court Justice Ginsburg granted applications by the United States and the tribal plaintiffs for extensions of time to petition for certiorari until January 6, 2006. On December 27, 2005, Justice Ginsburg granted the applications of the United States and the tribal plaintiffs to further extend their time to petition for certiorari to dates in the first week of February, 2006.

Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which required, in part, enactment of State and Federal legislation to be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 28, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York will ask the United States Supreme Court to review the Second Circuit’s June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit’s decision or issues an opinion in that case.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction except that portion of the motion seeking to enjoin enforcement of Chapter 666 of the Laws of 2003, which limits the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit, which upheld the District Court’s decision on May 18, 2005.

School Aid

In Campaign for Fiscal Equity, Inc. et al. v. State, et al.(Supreme Court, New York County), plaintiffs challenge the State’s method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State’s public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State’s education funding mechanism does not provide New York City students with a “sound basic education” as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court’s decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court’s conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. The panel is to make recommendations to the court as to how the State should fulfill the Court of Appeals mandate to provide New York City school children with a sound basic education. On November 30, 2004, the panel issued its report and recommendations. It recommended that the District Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel’s report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually, totaling $9.179 billion over the next five years. The State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court’s decision was stayed pending a resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs’ motion to lift the automatic stay.

Medicaid

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et. al. v. Novello. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. Plaintiffs have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department affirmed the decision of the lower court. On December 22, 2005, the Appellate Division, Fourth Department, granted petitioners’ motion for leave to appeal to the Court of Appeals.

*  *  *  *  *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA-, respectively, as of April 2006. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations. For further information concerning obligations of the government of Puerto Rico, see Appendix C to this SAI.

APPENDIX E

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that the Investment Manager operates under in order to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM1 votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	Citigroup Asset Management (“CAM”) comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

E-1

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

E-2

Part C

Item 23.	Exhibits.
*	a(1)	Declaration of Trust of the Registrant

*	a(2)	Amendments to the Declaration of Trust of the Registrant

*****	a(3)	Amendments to the Declaration of Trust of the Registrant

‘DD’	a(4)	Amendments to the Declaration of Trust of the Registrant

‘DDD’	a(5)	Amendments to the Declaration of Trust of the Registrant

‘DDDD’	a(6)	Amendments to the Declaration of Trust of the Registrant

‘DDDD’	a(7)	Amendments to the Declaration of Trust of the Registrant

*	b(1)	Amended and Restated By-Laws of the Registrant

*	b(2)	Amendments to Amended and Restated By-Laws of the Registrant

‘DDDD’	b(3)	Amendments to Amended and Restated By-Laws of the Registrant

Filed herewith	b(4)	Amendments to Amended and Restated By-Laws of the Registrant

Filed herewith	d(1)	Management Agreement between the Registrant, on behalf of Salomon Brothers California Tax Free Bond Fund, and Salomon Brothers Asset Management Inc. (“SBAM”)

Filed herewith	d(2)	Management Agreement between the Registrant, on behalf of Salomon Brothers Mid Cap Fund, and SBAM

Filed herewith	d(3)	Management Agreement between the Registrant, on behalf of Salomon Brothers National Tax Free Bond Fund, and SBAM

Filed herewith	d(4)	Management Agreement between the Registrant, on behalf of Salomon Brothers New York Tax Free Bond Fund, and SBAM

***	e(1)	Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), as distributor

Filed herewith	e(2)	Amendment to the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), as distributor

Filed herewith	e(3)	Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, as distributor, dated December 1, 2005

Filed herewith	f(1)	Amended and Restated Retirement Plan of Registrant

Filed herewith	g	Master Custodian Contract between the Registrant and State Street Bank and Trust Company (“State Street”), as custodian

Filed herewith	h(1)	Transfer Agency and Services Agreement with PFPC Inc. as transfer agent

Filed herewith	h(2)	License Agreement between the Registrant and Citigroup Inc.

** and ****	i	Opinion and Consent of Counsel

Filed herewith	j	Consent of Independent Registered Accounting Firm

Filed herewith	m	Amended and Restated Shareholder Services and Distribution Plan of the Registrant

‘DDDD’	o	Multiple Class Plan of the Registrant for Class A, Class B and Class 2 shares of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers Mid Cap Fund

Filed herewith	p(1)	Code of Ethics of the Registrant and the Manager (i.e., the Code of Ethics of Citigroup Asset Management–North America and Certain Registered Investment Companies)

Filed herewith	p(2)	Code of Ethics of Legg Mason Investor Services, LLC

Filed herewith.	q(1)	Powers of Attorney for the Registrant

*	Incorporated herein by reference to Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 20, 1998.

**	Incorporated herein by reference to Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on December 8, 1998.

***	Incorporated herein by reference to Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on September 28, 2000.

****	Incorporated herein by reference to Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 15, 2001.

*****	Incorporated herein by reference to Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on April 29, 2002.

‘D’	Incorporated herein by reference to Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on April 16, 1999.

‘DD’	Incorporated herein by reference to Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 25, 2003.

‘DDD’	Incorporated herein by reference to Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on April 29, 2004.

‘DDDD’	Incorporated herein by reference to Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 25, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant. Not applicable.

Item 25 Indemnification.

Reference is hereby made to (a) Article V of the Registrant’s Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (“CGM”), filed as an Exhibit to Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A; (c) Section 6 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, filed herewith; and (d) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

The Trustees and officers of the Registrant and the personnel of the Registrant’s administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser.

Manager - SBAM. SBAM was incorporated in December 1987 under the laws of the State of Delaware. SBAM is a wholly-owned subsidiary of Legg Mason, Inc.

The list required by this Item 26 of officers and directors of SBAM, SBAM Limited and SBAM AP together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of the FORMs ADV filed by SBAM, SBAM Limited and SBAM AP, respectively, pursuant to the Advisers Act (SEC File Nos. 801-32046, 801-43335 and 801-51393, respectively).

Item 27. Principal Underwriters.

(a) CGM, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipal Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Sector Series, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of LMIS is as follows:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All addresses are 100 Light Street, Baltimore, Maryland 21202

The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

Item 28. Location of Accounts and Records. The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME	ADDRESS

Salomon Funds Trust	125 Broad Street New York, New York 10004

State Street Bank and Trust Company (custodian)	225 Franklin Street Boston, MA 02110

Salomon Brothers Asset Management Inc. (investment manager)	399 Park Avenue New York, NY 10022 and 300 First Stamford Place, 4th Floor Stamford, CT 06902

Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (distributor)	388 Greenwich Street New York, NY 10013

Legg Mason Investor Services, LLC (distributor)	100 Light Street Baltimore, Maryland 21202

PFPC, Inc. (transfer agent)	P.O. Box 9699 Providence, RI 02940-9699

Item 29. Management Services. Not applicable.

Item 30. Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut on the 27th day of April, 2006.

SALOMON FUNDS TRUST

By:	/s/ R. Jay Gerken
R. Jay Gerken
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated below on April 27, 2006.

Signature	Title
/s/ R. Jay Gerken R. Jay Gerken	Chairman, President, Chief Executive Officer and Trustee (Principal Executive Officer)

/s/ Frances Guggino Frances Guggino	Chief Financial Officer and Treasurer (Principal Financial Officer)

/s/ Elliott J. Berv Elliott J. Berv*	Trustee

/s/ Donald M. Carlton Donald M. Carlton*	Trustee

/s/ A. Benton Cocanougher A. Benton Cocanougher*	Trustee

/s/ Mark T. Finn Mark T. Finn*	Trustee

/s/ Stephen Randolph Gross Stephen Randolph Gross*	Trustee

/s/ Diana R. Harrington Diana R. Harrington*	Trustee

/s/ Susan B. Kerley Susan B. Kerley*	Trustee

/s/ Alan G. Merten Alan G. Merten*	Trustee

/s/ R. Richardson Pettit R. Richardson Pettit*	Trustee

*By:	/s/ R. Jay Gerken
Executed by R. Jay Gerken on behalf of those
indicated pursuant to Powers of Attorney.

Exhibit Index

b(4)	Amendments to Amended and Restated By-Laws of the Registrant

d(1)	Management Agreement between the Registrant, on behalf of Salomon Brothers California Tax Free Bond Fund, and SBAM

d(2)	Management Agreement between the Registrant, on behalf of Salomon Brothers Mid Cap Fund, and SBAM

d(3)	Management Agreement between the Registrant, on behalf of Salomon Brothers National Tax Free Bond Fund, and SBAM

d(4)	Management Agreement between the Registrant, on behalf of Salomon Brothers New York Tax Free Bond Fund, and SBAM

e(2)	Amendment to the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), as distributor

e(3)	Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, as distributor, dated December 1, 2005

f(1)	Amended and Restated Retirement Plan of Registrant

g	Master Custodian Services Agreement between the Registrant and State Street Bank and Trust Company (“State Street”), as custodian

h(1)	Transfer Agency and Services Agreement with PFPC Inc. as transfer agent

h(2)	License Agreement between the Registrant and Citigroup Inc.

j	Consent of Independent Registered Accounting Firm

m	Amended and Restated Shareholder Services and Distribution Plan of the Registrant

p(1)	Code of Ethics of the Registrant and the Manager (i.e., the Code of Ethics of Citigroup Asset Management–North America and Certain Registered Investment Companies)

p(2)	Code of Ethics of Legg Mason Investor Services, LLC

q(1)	Powers of Attorney for the Registrant